UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                               Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2018 through December 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer Bond Fund

--------------------------------------------------------------------------------
                               Semiannual Report | December 31, 2018
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A    PIOBX
                               Class C    PCYBX
                               Class K    PBFKX
                               Class R    PBFRX
                               Class Y    PICYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.

                         [LOGO]  Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          91

Notes to Financial Statements                                                100

Additional Information                                                       116

Approval of Investment Management Agreement                                  118

Trustees, Officers and Service Providers                                     123

                              Pioneer Bond Fund | Semiannual Report | 12/31/18 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Bond Fund | Semiannual Report | 12/31/18

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/18 3

Portfolio Management Discussion | 12/31/18

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2018. Mr. Komenda, Senior Vice President, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Deputy Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended December 31, 2018?

A Pioneer Bond Fund's Class A shares returned 0.66% at net asset value during the six-month period ended December 31, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 1.65%. During the same period, the average return of the 1,061 mutual funds in Morningstar's Intermediate-Term Bond Funds Category was 1.08%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended December 31, 2018?

A Entering the period, robust economic data and corporate earnings results boosted credit-market sentiment, outweighing concerns over trade disputes between the U.S. and some of its major trading partners. The markets continued to focus heavily on economic growth and inflation indicators in the effort to glean the likely path of the U.S. Federal Reserve's (the Fed's) monetary policy. Expectations were for two additional quarter-point increases in the federal funds rate by year-end, bringing the total number of rate hikes to four in 2018. Treasury yields rose in advance of the Fed's September 25 meeting, at which the upper band for the benchmark overnight lending rate was raised from 2.00% to 2.25%. Investment-grade corporate bonds led performance within the Fund's benchmark, the Bloomberg Barclays Index, in the third quarter of 2018, while high-yield corporate bonds outperformed the investment-grade market during that same three-month period, given the "risk-on" tone in the markets.

4 Pioneer Bond Fund | Semiannual Report | 12/31/18

      The positive market conditions reversed in the fourth quarter of 2018, however, with much of the damage coming in December. Investors' appetite for risk had weakened entering the quarter as concerns about the outlook for the Fed's continued tightening of monetary policy, the escalating U.S./China trade dispute, and mounting evidence of slowing economic growth overseas dampened enthusiasm. In early October, the equity markets began a downward spiral that would persist essentially through year-end. The price of oil, too, slid significantly at that time due to an unfavorable supply/demand outlook. Nonetheless, the Fed met market expectations and raised short-term rates by a quarter-point in December, moving its federal funds target into the 2.25% to 2.50% range, while signaling the likelihood of two additional rate hikes in 2019. Volatility in the "risk-asset" markets spiked on fears that the Fed would raise rates by too much, given the uncertain outlook for global economic growth. The 10-year Treasury yield declined from 3.05% to 2.69% over the fourth quarter, driven by a global flight-to-safety trade.

      U.S. Treasuries led performance within the Bloomberg Barclays Index over the fourth quarter of 2018 as longer-term interest rates declined. Securitized assets, including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial-mortgage backed securities
      (CMBS), were rewarded for their generally high-quality profiles and posted positive returns as well. Investment-grade corporate bonds were the biggest laggards within the investment-grade universe as credit spreads widened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) High-yield corporate bonds notably lagged their investment-grade counterparts over the final three months of the period, while returns for floating-rate bank loans were also firmly in negative territory for the fourth quarter.

      For the full six-month period ended December 31, 2018, securitized assets and Treasuries led performance within the benchmark Bloomberg Barclays Index. The investment-grade corporate bond market posted a small positive return of 0.79%, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, while high-yield securities were negative, returning -2.34%, as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Index.

                              Pioneer Bond Fund | Semiannual Report | 12/31/18 5

Q What factors influenced the Fund's performance relative to the Bloomberg Barclays Index during the six-month period ended December 31, 2018?

A The biggest detractor from the Fund's benchmark-relative performance over the six-month period was an approximate 5% non-benchmark portfolio allocation to Treasury Inflation-Protected Securities (TIPS). The performance of TIPS badly lagged that of nominal Treasuries as inflation expectations declined in late 2018. In addition, declining interest rates in the fourth quarter did not benefit TIPS to the same degree as comparable-maturity Treasuries.

      The Fund's positioning with respect to interest rates was a modest detractor from benchmark-relative performance during the six-month period. In particular, the Fund was slightly underweight versus the benchmark in overall portfolio duration, which limited returns as the 10-year Treasury yield declined late in the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) After having taken a short-duration stance versus the benchmark for the past several years, the increase in interest rates we witnessed over 2018, coupled with the federal funds rate approaching neutral and the flattening of the yield curve, we had moved the portfolio to an essentially neutral-duration stance relative to the Bloomberg Barclays Index as of period-end.

      Asset allocation decisions, in aggregate, also hurt the Fund's benchmark-relative performance for the six-month period. In broad terms, the Fund's overweighting of credit-sensitive investments -- or debt instruments more subject to default risk -- compared with the benchmark weighed on relative returns as the market moved to a "risk-off" tone in late 2018 and investors sought out "safe-haven" assets such as Treasuries. Detractors from the Fund's benchmark-relative returns within credit-sensitive debt included the portfolio's exposures to both investment-grade corporate credit as well as modest, out-of-benchmark positions in high-yield corporates and floating-rate bank loans. By the same token, the Fund's underweight to U.S. Treasuries constrained benchmark-relative returns as the flat-to-lower movement out on the yield curve supported Treasury performance. The

6 Pioneer Bond Fund | Semiannual Report | 12/31/18

      Fund continues to hold a large underweight to nominal Treasuries versus the Bloomberg Barclays Index, as our economic outlook for 2019 remains relatively strong, and we continue to favor allocations to both securitized and credit-sensitive sectors, market segments we believe are poised to rebound in light of their significant underperformance at the end of 2018.

      On the positive side, the Fund's overweighting of securitized assets, including ABS, contributed modestly to benchmark-relative results, as strong consumer fundamentals supported a favorable view of the asset category. The Fund maintains a modest, strategic exposure to insurance-linked securities (ILS), which are sponsored by insurance companies looking to transfer some of the risk of having to payout claims following a natural disaster. We believe ILS investments can offer the portfolio a valuable source of diversification* and incremental income potential. The Fund's ILS allocation was essentially a neutral factor with regard to benchmark-relative performance for the six-month period, despite the insurance claims generated by the extremely damaging California wildfires late in the year.

Q Did the Fund have any investments in derivative securities during the six-month period ended December 31, 2018? If so, did the derivatives have any material impact on benchmark-relative performance?

A     Yes, we invested the Fund in Treasury futures and credit-default swaps
      (CDS) during the period. We invest in Treasury futures as part of our duration management for the portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. Investments in CDS are used to either gain or reduce the portfolio's exposure to corporate bonds very quickly, as cash-bond transactions take a little more time. The use of derivatives did not materially impact the Fund's benchmark-relative performance during the period, as they were used as hedging instruments.

Q What factors affected the Fund's yield during the six-month period ended December 31, 2018?

A The overall rise in Treasury yields contributed to a higher Fund yield, as did the widening of credit spreads over the six-month period.

*     Diversification does not assure a profit nor protected against loss.

                              Pioneer Bond Fund | Semiannual Report | 12/31/18 7

Q What is your investment outlook and how is the Fund positioned heading into the second half of its fiscal year?

A We anticipate 2019 will see the U.S. economy continue to expand, albeit at a more moderate pace. While we reduced the Fund's credit-market exposures through mid-2018, the significant spread-widening, particularly in December, created the opportunity for us to start selectively adding back credit risk, both in investment-grade and high-yield corporates. In particular, we increased the portfolio's holdings of economically sensitive issues in the "BBB" quality range (the lower end of investment grade), which we viewed as having been unduly punished during the year-end market rout. Given the advanced stage of the credit cycle, we are generally avoiding investments in industrial sectors that have seen an increase in merger-and-acquisition activity and shareholder-friendly measures such as increased dividends** and share buybacks, as the increased leverage associated with such activity has resulted in credit downgrades to "BBB-". The Fund has exposure to bank issues in developed Europe, which appear attractive from a relative-valuation standpoint.

      The Fund remains overweight to securitized assets, including ABS, CMBS, and non-agency MBS, as we view the category as featuring favorable risk/return profiles given our outlook for continued low default rates.

      We have maintained the portfolio's non-benchmark position in long-duration TIPS, which is designed to help protect the Fund should inflation exceed expectations. Entering 2019, we view TIPS valuations as reflecting an unduly pessimistic outlook for both economic growth and inflation. Other non-benchmark exposures in the portfolio as of year-end include holdings of floating-rate bank loans, where we find valuations are more attractive following December's credit-market sell-off. We are seeking to maintain a high-quality focus within the bank-loan segment, as it has been subject to some of the same stepped-up leveraging we've seen within lower-rated corporates.

      Given our view that the Fed is now at the neutral federal funds rate, as noted earlier, we have moved the portfolio to a neutral-duration stance versus the Bloomberg Barclays Index, and have positioned the Fund with a modest underweight in the middle of the yield curve, with an overweight on the long end.

**    Dividends are not guaranteed.

8 Pioneer Bond Fund | Semiannual Report | 12/31/18

Please refer to the Schedule of Investments on pages 19-90 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/18 9

Portfolio Summary | 12/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government And Agency Obligations                                     29.9%
Corporate Bonds                                                            29.0%
Collateralized Mortgage Obligations                                        24.2%
Asset Backed Securities                                                     7.3%
Insurance-Linked Securities                                                 4.1%
Municipal Bonds                                                             2.4%
Senior Secured Floating Rate Loan Interests                                 2.3%
Convertible Preferred Stocks                                                0.5%
Foreign Government Bonds                                                    0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                                1.45%
-------------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                                1.23
-------------------------------------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                               1.20
-------------------------------------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                              1.19
-------------------------------------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 2.5%, 6/30/20                                                                  0.92
-------------------------------------------------------------------------------------------------------------
 6. Canadian Imperial Bank of Commerce, 2.874% (3 Month USD LIBOR + 32 bps), 2/2/21                     0.44
-------------------------------------------------------------------------------------------------------------
 7. Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29                                              0.37
-------------------------------------------------------------------------------------------------------------
 8. Fannie Mae, 3.5%, 8/1/47                                                                            0.37
-------------------------------------------------------------------------------------------------------------
 9. Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                               0.36
-------------------------------------------------------------------------------------------------------------
10. Williams Cos., Inc., 5.75%, 6/24/44                                                                 0.35
-------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Bond Fund | Semiannual Report | 12/31/18

Prices and Distributions | 12/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                 12/31/18                     6/30/18
--------------------------------------------------------------------------------
          A                      $9.35                       $9.45
--------------------------------------------------------------------------------
          C                      $9.25                       $9.35
--------------------------------------------------------------------------------
          K                      $9.35                       $9.45
--------------------------------------------------------------------------------
          R                      $9.44                       $9.54
--------------------------------------------------------------------------------
          Y                      $9.27                       $9.36
--------------------------------------------------------------------------------

Distributions per Share: 7/1/18-12/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment          Short-Term          Long-Term
         Class          Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A            $0.1613               $ --                $ --
--------------------------------------------------------------------------------
          C            $0.1251               $ --                $ --
--------------------------------------------------------------------------------
          K            $0.1803               $ --                $ --
--------------------------------------------------------------------------------
          R            $0.1507               $ --                $ --
--------------------------------------------------------------------------------
          Y            $0.1734               $ --                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 11

Performance Update | 12/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2018)
---------------------------------------------------------
                                          Bloomberg
               Net          Public        Barclays U.S.
               Asset        Offering      Aggregate
               Value        Price         Bond
Period         (NAV)        (POP)         Index
---------------------------------------------------------
10 years        5.34%        4.86%        3.48%
5 years         2.63         1.69         2.52
1 year         -0.88        -5.34         0.01
---------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                0.85%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/08                   $ 9,550                 $10,000
12/09                   $11,240                 $10,593
12/10                   $12,301                 $11,286
12/11                   $12,926                 $12,171
12/12                   $14,045                 $12,684
12/13                   $14,113                 $12,427
12/14                   $14,949                 $13,169
12/15                   $14,947                 $13,241
12/16                   $15,572                 $13,592
12/17                   $16,210                 $14,073
12/18                   $16,067                 $14,075

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Bond Fund | Semiannual Report | 12/31/18

Performance Update | 12/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2018)
---------------------------------------------------------
                                          Bloomberg
                                          Barclays U.S.
                                          Aggregate
               If          If             Bond
Period         Held        Redeemed       Index
---------------------------------------------------------
10 years        4.47%       4.47%         3.48%
5 years         1.86        1.86          2.52
1 year         -1.55       -1.55          0.01
---------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                1.49%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/08                   $10,000                 $10,000
12/09                   $11,664                 $10,593
12/10                   $12,644                 $11,286
12/11                   $13,172                 $12,171
12/12                   $14,341                 $12,684
12/13                   $14,123                 $12,427
12/14                   $14,838                 $13,169
12/15                   $14,719                 $13,241
12/16                   $15,224                 $13,592
12/17                   $15,732                 $14,073
12/18                   $15,487                 $14,075

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 13

Performance Update | 12/31/18                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2018)
---------------------------------------------------------
                                    Bloomberg
                   Net              Barclays U.S.
                   Asset            Aggregate
                   Value            Bond
Period             (NAV)            Index
---------------------------------------------------------
10 years            5.57%           3.48%
5 years             3.01            2.52
1 year             -0.48            0.01
---------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                0.35%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                   Bloomberg Barclays U.S.
                        Pioneer Bond Fund          Aggregate Bond Index
12/08                   $5,000,000                 $5,000,000
12/09                   $5,884,971                 $5,296,520
12/10                   $6,440,518                 $5,643,003
12/11                   $6,767,641                 $6,085,518
12/12                   $7,346,858                 $6,342,012
12/13                   $7,412,444                 $6,213,669
12/14                   $7,867,360                 $6,584,358
12/15                   $7,904,802                 $6,620,569
12/16                   $8,266,509                 $6,795,848
12/17                   $8,638,271                 $7,036,545
12/18                   $8,596,964                 $7,037,344

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Semiannual Report | 12/31/18

Performance Update | 12/31/18                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2018)
---------------------------------------------------------
                                    Bloomberg
                  Net               Barclays U.S.
                  Asset             Aggregate
                  Value             Bond
Period            (NAV)             Index
---------------------------------------------------------
10 years           5.01%            3.48%
5 years            2.38             2.52
1 year            -1.09             0.01
---------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                1.10%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/08                   $10,000                 $10,000
12/09                   $11,731                 $10,593
12/10                   $12,796                 $11,286
12/11                   $13,396                 $12,171
12/12                   $14,479                 $12,684
12/13                   $14,494                 $12,427
12/14                   $15,314                 $13,169
12/15                   $15,277                 $13,241
12/16                   $15,874                 $13,592
12/17                   $16,481                 $14,073
12/18                   $16,302                 $14,075

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 15

Performance Update | 12/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2018)
---------------------------------------------------------
                                      Bloomberg
                     Net              Barclays U.S.
                     Asset            Aggregate
                     Value            Bond
Period               (NAV)            Index
---------------------------------------------------------
10 years              5.61%           3.48%
5 years               2.92            2.52
1 year               -0.53            0.01
---------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2018)
---------------------------------------------------------
                Gross
---------------------------------------------------------
                0.47%
---------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                   Bloomberg Barclays U.S.
                        Pioneer Bond Fund          Aggregate Bond Index
12/08                   $5,000,000                 $5,000,000
12/09                   $5,897,611                 $5,296,520
12/10                   $6,472,825                 $5,643,003
12/11                   $6,818,480                 $6,085,518
12/12                   $7,420,415                 $6,342,012
12/13                   $7,469,208                 $6,213,669
12/14                   $7,931,859                 $6,584,358
12/15                   $7,951,262                 $6,620,569
12/16                   $8,307,445                 $6,795,848
12/17                   $8,672,405                 $7,036,545
12/18                   $8,626,732                 $7,037,344

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Semiannual Report | 12/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide  your  account  value  by  $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2018 through December 31, 2018.

----------------------------------------------------------------------------------------------
Share Class                A              C              K              R              Y
----------------------------------------------------------------------------------------------
Beginning              $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Account Value
on 7/1/18
----------------------------------------------------------------------------------------------
Ending Account         $1,006.60      $1,002.70      $1,008.70      $1,005.50      $1,009.10
Value (after
expenses)
on 12/31/18
----------------------------------------------------------------------------------------------
Expenses Paid          $    4.30      $    7.77      $    2.03      $    5.56      $    2.63
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.54%, 0.40%, 1.10% and 0.52% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

----------------------------------------------------------------------------------------------
Share Class                A              C              K              R              Y
----------------------------------------------------------------------------------------------
Beginning              $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
Account Value
on 7/1/18
----------------------------------------------------------------------------------------------
Ending Account         $1,020.92      $1,017.44      $1,023.19      $1,019.66      $1,022.58
Value (after
expenses)
on 12/31/18
----------------------------------------------------------------------------------------------
Expenses Paid          $    4.33      $    7.83      $    2.04      $    5.60      $    2.65
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.54%, 0.40%, 1.10% and 0.52% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Semiannual Report | 12/31/18

Schedule of Investments | 12/31/18 (unaudited)

---------------------------------------------------------------------------------------------------------------------------------
Shares                                                                                                             Value
---------------------------------------------------------------------------------------------------------------------------------
                       UNAFFILIATED ISSUERS -- 99.7%
                       CONVERTIBLE PREFERRED STOCKS --
                       0.6% of Net Assets
                       Banks -- 0.6%
    10,964(a)          Bank of America Corp., 7.25%                                                                $   13,732,410
    10,209(a)          Wells Fargo & Co., 7.5%                                                                         12,883,452
                                                                                                                   --------------
                       Total Banks                                                                                 $   26,615,862
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $24,688,188)                                                                          $   26,615,862
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES --
                       7.3% of Net Assets
   765,269(b)          321 Henderson Receivables I LLC, Series 2005-1A,
                       Class A1, 2.685% (1 Month USD LIBOR + 23 bps),
                       11/15/40 (144A)                                                                             $      728,776
   500,000             321 Henderson Receivables III LLC, Series 2008-1A,
                       Class B, 8.37%, 1/15/46 (144A)                                                                     591,502
 2,743,019             ACC Trust, Series 2018-1, Class A, 3.7%, 12/21/20
                       (144A)                                                                                           2,744,260
 4,300,000             Access Point Funding I LLC, Series 2017-A, Class B,
                       3.97%, 4/15/29 (144A)                                                                            4,292,023
 4,641,250             Applebee's Funding LLC/IHOP Funding LLC, Series
                       2014-1, Class A2, 4.277%, 9/5/44 (144A)                                                          4,630,437
 1,500,000             Ascentium Equipment Receivables Trust, Series 2016-2A,
                       Class D, 4.2%, 9/12/22 (144A)                                                                    1,506,927
 2,100,000             Ascentium Equipment Receivables Trust, Series 2017-2A,
                       Class D, 3.56%, 10/10/25 (144A)                                                                  2,074,789
 1,100,000             Ascentium Equipment Receivables Trust, Series 2018-1A,
                       Class D, 3.99%, 12/11/23 (144A)                                                                  1,110,389
 1,750,000             Avid Automobile Receivables Trust, Series 2018-1,
                       Class B, 3.85%, 7/15/24 (144A)                                                                   1,740,070
   800,000             Axis Equipment Finance Receivables IV LLC, Series
                       2018-1A, Class C, 3.74%, 4/22/24 (144A)                                                            799,773
 1,249,999             Axis Equipment Finance Receivables IV LLC, Series
                       2018-1A, Class D, 3.98%, 4/22/24 (144A)                                                          1,249,455
 1,675,000             Axis Equipment Finance Receivables VI LLC, Series
                       2018-2A, Class C, 4.27%, 1/20/23 (144A)                                                          1,705,531
 5,784,000             Axis Equipment Finance Receivables VI LLC, Series
                       2018-2A, Class D, 4.45%, 6/20/23 (144A)                                                          5,887,772
 5,590,487(c)          Bayview Koitere Fund Trust, Series 2017-RT4, Class A,
                       3.5%, 7/28/57 (144A)                                                                             5,541,364
 1,416,000             BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
                       8/21/23 (144A)                                                                                   1,417,370
   126,127(b)          Bear Stearns Asset Backed Securities Trust, Series
                       2006-SD2, Class A3, 2.996% (1 Month USD LIBOR +
                       49 bps), 6/25/36                                                                                   126,126
 1,126,280             BXG Receivables Note Trust, Series 2015-A, Class A,
                       2.88%, 5/2/30 (144A)                                                                             1,110,870

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 19

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES -- (continued)
 6,977,881             Cazenovia Creek Funding II LLC, Series 2018-1A,
                       Class A, 3.561%, 7/15/30 (144A)                                                             $    6,982,397
 1,400,000             CIG Auto Receivables Trust, Series 2017-1A, Class B,
                       3.81%, 5/15/23 (144A)                                                                            1,384,749
 6,635,269(c)          Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2,
                       Class A1, 3.25%, 7/25/67 (144A)                                                                  6,510,971
 1,582,039(b)          Commonbond Student Loan Trust, Series 2017-BGS,
                       Class A2, 3.156% (1 Month USD LIBOR + 65 bps),
                       9/25/42 (144A)                                                                                   1,559,087
 5,500,000             Commonbond Student Loan Trust, Series 2018-CGS,
                       Class A1, 3.87%, 2/25/46 (144A)                                                                  5,549,112
 3,000,000             CoreVest American Finance Trust, Series 2017-1,
                       Class C, 3.756%, 10/15/49 (144A)                                                                 2,899,854
 1,500,000             Credit Acceptance Auto Loan Trust, Series 2016-2A,
                       Class C, 4.29%, 11/15/24 (144A)                                                                  1,507,603
   380,184             CRG Issuer, Series 2015-1, Class A, 4.07%,
                       7/10/22 (144A)                                                                                     378,283
   445,116(b)          DRB Prime Student Loan Trust, Series 2016-B,
                       Class A1, 4.306% (1 Month USD LIBOR + 180 bps),
                       6/25/40 (144A)                                                                                     459,857
 3,750,000             Drive Auto Receivables Trust, Series 2018-1, Class C,
                       3.22%, 3/15/23                                                                                   3,742,397
   235,687(b)          Drug Royalty II LP 2, Series 2014-1, Class A1, 5.286%
                       (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                                      237,196
 4,497,212             Elm Trust, Series 2018-2A, Class A2, 4.605%,
                       10/20/27 (144A)                                                                                  4,570,659
 1,300,000             Engs Commercial Finance Trust, Series 2016-1A,
                       Class B, 3.45%, 3/22/22 (144A)                                                                   1,269,997
 1,900,000             Engs Commercial Finance Trust, Series 2016-1A,
                       Class D, 5.22%, 1/22/24 (144A)                                                                   1,856,549
 2,000,000             Engs Commercial Finance Trust, Series 2018-1A,
                       Class B, 3.8%, 2/22/23 (144A)                                                                    2,013,863
 1,400,000             Engs Commercial Finance Trust, Series 2018-1A,
                       Class C, 4.05%, 2/22/23 (144A)                                                                   1,411,214
 1,500,000             Exeter Automobile Receivables Trust, Series 2018-1A,
                       Class C, 3.03%, 1/17/23 (144A)                                                                   1,490,482
 2,182,409(b)          Fieldstone Mortgage Investment Trust, Series 2005-3,
                       Class 1A, 2.805% (1 Month USD LIBOR +
                       49 bps), 2/25/36                                                                                 2,164,075
 4,314,000(c)          Finance of America Structured Securities Trust, Series
                       2017-HB1, Class M1, 2.84%, 11/25/27 (144A)                                                       4,282,076
 1,454,295             First Investors Auto Owner Trust, Series 2014-3A,
                       Class C, 2.97%, 11/16/20 (144A)                                                                  1,453,709
   300,000             First Investors Auto Owner Trust, Series 2017-2A,
                       Class C, 3.0%, 8/15/23 (144A)                                                                      296,969
 1,140,000             Ford Credit Auto Owner Trust /Ford Credit, Series
                       2018-2, Class A, 3.47%, 1/15/30 (144A)                                                           1,150,404

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES -- (continued)
 4,200,000             Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                       8/28/27 (144A)                                                                              $    4,082,039
 1,000,000             Foursight Capital Automobile Receivables Trust, Series
                       2018-1, Class D, 4.19%, 11/15/23 (144A)                                                          1,007,265
 1,770,928(b)          Fremont Home Loan Trust, Series 2006-2, Class 1A1,
                       2.666% (1 Month USD LIBOR + 16 bps), 2/25/36                                                     1,735,231
   415,000             GLS Auto Receivables Trust, Series 2017-1A, Class B,
                       2.98%, 12/15/21 (144A)                                                                             413,537
    59,996(d)          GMAT Trust, Series 2013-1A, Class A, 6.967%,
                       11/25/43 (144A)                                                                                     60,017
   863,200(b)          GSRPM Mortgage Loan Trust, Series 2003-2, Class M1,
                       3.856% (1 Month USD LIBOR + 135 bps), 6/25/33                                                      858,197
   111,197(b)          GSRPM Mortgage Loan Trust, Series 2006-2,
                       Class A2, 2.806% (1 Month USD LIBOR + 30 bps),
                       9/25/36 (144A)                                                                                     111,071
 4,882,763             Hardee's Funding LLC, Series 2018-1A, Class A2II,
                       4.959%, 6/20/48 (144A)                                                                           4,972,849
 2,250,000(b)          Hertz Fleet Lease Funding LP, Series 2016-1,
                       Class E, 5.887% (1 Month USD LIBOR + 350 bps),
                       4/10/30 (144A)                                                                                   2,258,569
 1,850,000             Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
                       3.77%, 5/10/32 (144A)                                                                            1,867,328
 2,800,000             Hertz Fleet Lease Funding LP, Series 2018-1, Class D,
                       4.17%, 5/10/32 (144A)                                                                            2,827,042
 2,790,750             HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                       8/20/44 (144A)                                                                                   2,779,308
 6,360,149(b)          Home Partners of America Trust, Series 2018-1,
                       Class A, 3.355% (1 Month USD LIBOR + 90 bps),
                       7/17/37 (144A)                                                                                   6,306,570
   782,184             Icon Brand Holdings LLC, Series 2012-1A, Class A,
                       4.229%, 1/25/43 (144A)                                                                             540,113
   213,490             Icon Brand Holdings LLC, Series 2013-1A, Class A2,
                       4.352%, 1/25/43 (144A)                                                                             120,915
 3,650,000(b)          Invitation Homes Trust, Series 2018-SFR1, Class C,
                       3.705% (1 Month USD LIBOR + 125 bps),
                       3/17/37 (144A)                                                                                   3,609,420
 3,971,992             JG Wentworth XLI LLC, Series 2018-1A, Class A, 3.74%,
                       10/17/72 (144A)                                                                                  3,948,065
   374,100             JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
                       12/15/48 (144A)                                                                                    378,635
 3,750,000             Kabbage Asset Securitization LLC, Series 2017-1,
                       Class A, 4.571%, 3/15/22 (144A)                                                                  3,775,034
 1,200,000             Kabbage Asset Securitization LLC, Series 2017-1,
                       Class B, 5.794%, 3/15/22 (144A)                                                                  1,211,387
    16,286             Lehman ABS Manufactured Housing Contract Trust,
                       Series 2001-B, Class A1, 3.01%, 4/15/40                                                             16,293
 5,818,372             Marlette Funding Trust, Series 2018-3A, Class A, 3.2%,
                       9/15/28 (144A)                                                                                   5,811,292

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 21

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES -- (continued)
 1,750,000             Marlin Receivables LLC, Series 2018-1A, Class C,
                       3.7%, 6/20/23 (144A)                                                                        $    1,760,374
 3,383,000(c)          Mill City Mortgage Loan Trust, Series 2017-1,
                       Class M2, 3.25%, 11/25/58 (144A)                                                                 3,209,440
14,000,000(c)          Mill City Mortgage Loan Trust, Series 2018-2,
                       Class M1, 3.75%, 5/25/58 (144A)                                                                 13,409,943
11,108,973(c)          Mill City Mortgage Loan Trust, Series 2018-3,
                       Class A1, 3.5%, 8/25/58 (144A)                                                                  11,020,520
 2,645,000(c)          Nationstar HECM Loan Trust, Series 2018-3A,
                       Class M3, 4.353%, 11/25/28 (144A)                                                                2,644,999
 2,170,693(b)          New Century Home Equity Loan Trust, Series 2005-2,
                       Class M2, 3.181% (1 Month USD LIBOR + 68 bps),
                       6/25/35                                                                                          2,169,461
 2,850,000             New Residential Advance Receivables Trust Advance
                       Receivables Backed Notes, Series 2016-T2,
                       Class BT2, 3.02%, 10/15/49 (144A)                                                                2,827,742
 3,619,080(b)          Newtek Small Business Loan Trust, Series 2017-1,
                       Class A, 4.506% (1 Month USD LIBOR + 200 bps),
                       2/15/43 (144A)                                                                                   3,616,134
 2,149,242(b)          NovaStar Mortgage Funding Trust, Series 2005-3,
                       Class M1, 3.181% (1 Month USD LIBOR + 68 bps),
                       1/25/36                                                                                          2,140,981
 1,775,000             Ocwen Master Advance Receivables Trust, Series
                       2016-T2, Class BT2, 3.265%, 8/16/49 (144A)                                                       1,769,888
 5,305,000             OneMain Financial Issuance Trust, Series 2015-2A,
                       Class D, 5.64%, 7/18/25 (144A)                                                                   5,343,444
 1,176,572(b)          Option One Mortgage Loan Trust, Series 2005-3,
                       Class M2, 3.241% (1 Month USD LIBOR +
                       74 bps), 8/25/35                                                                                 1,172,841
   834,164             Oxford Finance Funding LLC, Series 2016-1A, Class A,
                       3.968%, 6/17/24 (144A)                                                                             836,749
 3,250,000             Progress Residential Trust, Series 2018-SFR2, Class E,
                       4.656%, 8/17/35 (144A)                                                                           3,233,219
 5,810,000             Progress Residential Trust, Series 2018-SFR3, Class E,
                       4.873%, 10/17/35 (144A)                                                                          5,884,205
 2,000,000             Purchasing Power Funding LLC, Series 2018-A, Class A,
                       3.34%, 8/15/22 (144A)                                                                            1,993,831
     3,306(b)          RAAC Trust, Series 2006-RP2, Class A, 2.756%
                       (1 Month USD LIBOR + 25 bps), 2/25/37 (144A)                                                         3,305
 1,745,840(d)          RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%,
                       8/25/22 (144A)                                                                                   1,735,589
 1,859,896             SCF Equipment Leasing LLC, Series 2017-2A, Class A,
                       3.41%, 12/20/23 (144A)                                                                           1,856,386
 2,250,000             SCF Equipment Leasing LLC, Series 2018-1A, Class C,
                       4.21%, 4/20/27 (144A)                                                                            2,296,337
   152,231             SCF Equipment Trust LLC, Series 2016-1A, Class A,
                       3.62%, 11/20/21 (144A)                                                                             151,948
 3,126,030             Spirit Master Funding LLC, Series 2014-4A, Class A2,
                       4.629%, 1/20/45 (144A)                                                                           3,151,336

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES -- (continued)
 1,472,500             STORE Master Funding I LLC, Series 2015-1A,
                       Class A1, 3.75%, 4/20/45 (144A)                                                             $    1,456,279
     7,188(d)          Structured Asset Securities Corp., Series 2004-19XS,
                       Class A6B, 4.971%, 10/25/34                                                                          7,310
   163,339(d)          Terwin Mortgage Trust, Series 2005-16HE, Class AF2,
                       4.761%, 9/25/36                                                                                    163,156
 3,200,000             Tidewater Auto Receivables Trust, Series 2018-AA,
                       Class C, 3.84%, 11/15/24 (144A)                                                                  3,215,973
 1,078,000             Tidewater Auto Receivables Trust, Series 2018-AA,
                       Class D, 4.3%, 11/15/24 (144A)                                                                   1,085,199
 1,767,847             Tidewater Sales Finance Master Trust, Series 2017-AA,
                       Class A, 4.55%, 4/15/21 (144A)                                                                   1,765,038
   686,270             TLF National Tax Lien Trust, Series 2017-1A, Class B,
                       3.84%, 12/15/29 (144A)                                                                             686,263
 1,195,000(c)          Towd Point Mortgage Trust, Series 2015-2, Class 1M1,
                       3.25%, 11/25/60 (144A)                                                                           1,165,289
 9,375,000(c)          Towd Point Mortgage Trust, Series 2015-5, Class M1,
                       3.5%, 5/25/55 (144A)                                                                             9,285,468
10,011,000(c)          Towd Point Mortgage Trust, Series 2016-3, Class M1,
                       3.5%, 4/25/56 (144A)                                                                             9,878,370
 9,130,000(c)          Towd Point Mortgage Trust, Series 2016-4, Class M1,
                       3.25%, 7/25/56 (144A)                                                                            8,775,445
 3,000,000(c)          Towd Point Mortgage Trust, Series 2016-5, Class M1,
                       3.375%, 10/25/56 (144A)                                                                          2,882,360
 4,985,000(c)          Towd Point Mortgage Trust, Series 2017-4, Class A2,
                       3.0%, 6/25/57 (144A)                                                                             4,675,921
11,500,000(c)          Towd Point Mortgage Trust, Series 2017-6, Class A2,
                       3.0%, 10/25/57 (144A)                                                                           10,658,837
 6,572,097(c)          Towd Point Mortgage Trust, Series 2018-3, Class A1,
                       3.75%, 5/25/58 (144A)                                                                            6,567,969
 3,250,000(c)          Towd Point Mortgage Trust, Series 2018-3, Class A2,
                       3.875%, 5/25/58 (144A)                                                                           3,187,031
 8,498,157(c)          Towd Point Mortgage Trust, Series 2018-4, Class A1,
                       3.0%, 6/25/58 (144A)                                                                             8,262,066
11,489,050(c)          Towd Point Mortgage Trust, Series 2018-6, Class A1A,
                       3.75%, 3/25/58 (144A)                                                                           11,495,367
11,860,000(c)          Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
                       4.0%, 10/25/58 (144A)                                                                           11,857,818
 3,000,000(b)          Trafigura Securitisation Finance Plc, Series 2017-1A,
                       Class A1, 3.305% (1 Month USD LIBOR + 85 bps),
                       12/15/20 (144A)                                                                                  3,007,500
 8,500,000             Tricon American Homes Trust, Series 2017-SFR2,
                       Class B, 3.275%, 1/17/36 (144A)                                                                  8,237,569
    44,053             United States Small Business Administration,
                       6.14%, 1/1/22                                                                                       45,250
   194,437             United States Small Business Administration, Series
                       2005-20B, Class 1, 4.625%, 2/1/25                                                                  199,815

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 23

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES -- (continued)
   172,505             United States Small Business Administration, Series
                       2005-20E, Class 1, 4.84%, 5/1/25                                                            $      177,921
   249,626             United States Small Business Administration, Series
                       2008-20D, Class 1, 5.37%, 4/1/28                                                                   263,647
   266,407             United States Small Business Administration, Series
                       2008-20H, Class 1, 6.02%, 8/1/28                                                                   285,833
   171,604             United States Small Business Administration, Series
                       2008-20J, Class 1, 5.63%, 10/1/28                                                                  183,962
   147,008             United States Small Business Administration, Series
                       2008-20L, Class 1, 6.22%, 12/1/28                                                                  160,048
    66,348             United States Small Business Administration, Series
                       2009-20A, Class 1, 5.72%, 1/1/29                                                                    71,183
   160,191             United States Small Business Administration, Series
                       2009-20I, Class 1, 4.2%, 9/1/29                                                                    166,584
 5,945,980             Upstart Securitization Trust, Series 2018-2, Class A,
                       3.33%, 12/22/25 (144A)                                                                           5,936,599
   702,809             Welk Resorts LLC, Series 2015-AA, Class A, 2.79%,
                       6/16/31 (144A)                                                                                     693,314
 2,353,570             Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
                       6/15/33 (144A)                                                                                   2,314,763
 1,671,711             Westgate Resorts LLC, Series 2016-1A, Class B, 4.5%,
                       12/20/28 (144A)                                                                                  1,664,461
 1,226,688             Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%,
                       12/20/30 (144A)                                                                                  1,218,275
 6,762,674             Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                       12/20/31 (144A)                                                                                  6,772,623
 1,000,000             Westlake Automobile Receivables Trust, Series
                       2017-2A, Class C, 2.59%, 12/15/22 (144A)                                                           992,136
 1,970,000             Westlake Automobile Receivables Trust, Series
                       2018-1A, Class E, 4.53%, 5/15/23 (144A)                                                          1,964,390
 1,900,000             Westlake Automobile Receivables Trust, Series
                       2018-2A, Class D, 4.0%, 1/16/24 (144A)                                                           1,917,196
 6,530,000             Westlake Automobile Receivables Trust, Series
                       2018-3A, Class B, 3.32%, 10/16/23 (144A)                                                         6,543,629
 3,870,000             Westlake Automobile Receivables Trust, Series
                       2018-3A, Class E, 4.9%, 12/15/23 (144A)                                                          3,908,838
 2,500,000             WRG Debt Funding II LLC, Series 2017-1, Class A,
                       4.458%, 3/15/26 (144A)                                                                           2,482,031
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL ASSET BACKED SECURITIES
                       (Cost $358,559,120)                                                                         $  357,626,512
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       24.1% of Net Assets
 3,190,000             A10 Term Asset Financing LLC, Series 2017-1A, Class B,
                       3.15%, 3/15/36 (144A)                                                                       $    3,093,702
 4,028,789(c)          Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                       3.5%, 1/25/45 (144A)                                                                             3,951,808
 4,004,242(c)          Agate Bay Mortgage Trust, Series 2015-7, Class B3,
                       3.766%, 10/25/45 (144A)                                                                          3,844,346

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
    16,795(b)          Alternative Loan Trust, Series 2003-14T1, Class A9,
                       2.956% (1 Month USD LIBOR + 45 bps), 8/25/18                                                $       10,512
 2,800,000             American Homes 4 Rent, Series 2014-SFR3, Class C,
                       4.596%, 12/17/36 (144A)                                                                          2,917,863
   700,000             American Homes 4 Rent, Series 2014-SFR3, Class D,
                       5.04%, 12/17/36 (144A)                                                                             738,320
 1,300,000             American Homes 4 Rent, Series 2015-SFR1, Class C,
                       4.11%, 4/17/52 (144A)                                                                            1,321,871
 5,200,000(b)          Arbor Realty Commercial Real Estate Notes, Ltd.,
                       Series 2017-FL1, Class B, 4.955% (1 Month USD
                       LIBOR + 250 bps), 4/15/27 (144A)                                                                 5,356,000
 1,149,596             B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%,
                       5/15/48 (144A)                                                                                   1,136,993
 5,900,000(b)          BAMLL Commercial Mortgage Securities Trust, Series
                       2014-FL1, Class B, 4.507% (1 Month USD LIBOR +
                       220 bps), 12/15/31 (144A)                                                                        5,901,857
 3,500,000(c)          BAMLL Commercial Mortgage Securities Trust, Series
                       2016-FR14, Class A, 3.012%, 2/27/48 (144A)                                                       3,445,057
 7,460,000             BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60                                                7,359,698
 9,000,000             BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                                8,914,094
 6,869,884(c)          Bayview Opportunity Master Fund IVb Trust, Series
                       2017-RT2, Class A, 3.5%, 8/28/57 (144A)                                                          6,809,407
 3,125,771(c)          Bayview Opportunity Master Fund IVb Trust, Series
                       2017-SPL4, Class A, 3.5%, 1/28/55 (144A)                                                         3,098,072
   686,066(c)          Bear Stearns Commercial Mortgage Securities Trust,
                       Series 2005-PWR7, Class B, 5.214%, 2/11/41                                                         682,176
 3,657,457(b)          Bellemeade Re, Ltd., Series 2017-1, Class M1,
                       4.206% (1 Month USD LIBOR + 170 bps),
                       10/25/27 (144A)                                                                                  3,673,583
 6,440,000(b)          Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
                       4.106% (1 Month USD LIBOR + 160 bps),
                       4/25/28 (144A)                                                                                   6,439,992
 5,430,000(b)          Bellemeade Re, Ltd., Series 2018-2A, Class M1B,
                       3.856% (1 Month USD LIBOR + 135 bps),
                       8/25/28 (144A)                                                                                   5,404,322
 4,320,000(b)          Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
                       4.356% (1 Month USD LIBOR + 185 bps),
                       10/25/27 (144A)                                                                                  4,313,126
 7,000,000             Benchmark Mortgage Trust, Series 2018-B2, Class A4,
                       3.615%, 2/15/51                                                                                  7,018,331
 4,200,000             Benchmark Mortgage Trust, Series 2018-B5, Class A3,
                       3.944%, 7/15/51                                                                                  4,282,057
 7,400,000             Benchmark Mortgage Trust, Series 2018-B8, Class A4,
                       3.963%, 1/15/52                                                                                  7,528,872
 4,700,000(b)          BTH-13 Mortgage Backed Securities Trust, Series
                       2018-13, Class A, 4.807% (1 Month USD LIBOR +
                       250 bps), 8/18/21 (144A)                                                                         4,700,382

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 25

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 4,187,548(c)          Cascade Funding Mortgage Trust, Series 2018-RM2,
                       Class A, 4.0%, 10/25/68 (144A)                                                              $    4,209,365
 3,250,000             CCRESG Commercial Mortgage Trust, Series 2016-HEAT,
                       Class A, 3.357%, 4/10/29 (144A)                                                                  3,250,739
 3,675,000             CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%,
                       8/15/51                                                                                          3,762,121
 4,000,000             CFCRE Commercial Mortgage Trust, Series 2016-C3,
                       Class A2, 3.597%, 1/10/48                                                                        3,989,672
   173,621(c)          CHL Mortgage Pass-Through Trust, Series 2003-56,
                       Class 4A2, 4.542%, 12/25/33                                                                        177,201
 5,117,488(c)          CIM Trust, Series 2018-J1, Class A10, 3.5%,
                       3/25/48 (144A)                                                                                   5,059,703
 3,400,000(c)          Citigroup Commercial Mortgage Trust, Series
                       2014-GC19, Class B, 4.805%, 3/10/47                                                              3,546,727
 6,000,000(c)          Citigroup Commercial Mortgage Trust, Series
                       2014-GC25, Class B, 4.345%, 10/10/47                                                             6,135,721
 3,100,000             Citigroup Commercial Mortgage Trust, Series
                       2015-GC27, Class A5, 3.137%, 2/10/48                                                             3,046,986
 6,052,000(c)          Citigroup Commercial Mortgage Trust, Series
                       2015-GC33, Class B, 4.569%, 9/10/58                                                              6,213,208
 4,621,000             Citigroup Commercial Mortgage Trust, Series 2016-P5,
                       Class D, 3.0%, 10/10/49 (144A)                                                                   3,739,291
 1,007,654(c)          Citigroup Mortgage Loan Trust, Series 2014-J1,
                       Class A1, 3.5%, 6/25/44 (144A)                                                                     995,590
10,998,099(c)          Citigroup Mortgage Loan Trust, Series 2018-RP2,
                       Class A1, 3.5%, 2/25/58 (144A)                                                                  11,026,694
 9,314,141(c)          Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
                       Class A1, 3.0%, 9/25/64 (144A)                                                                   9,236,423
 2,037,137             Colony American Finance, Ltd., Series 2015-1, Class A,
                       2.896%, 10/15/47 (144A)                                                                          2,024,639
 2,400,000(d)          Colony American Finance, Ltd., Series 2016-1, Class D,
                       5.972%, 6/15/48 (144A)                                                                           2,424,041
 2,400,000(d)          Colony American Finance, Ltd., Series 2016-2, Class D,
                       5.028%, 11/15/48 (144A)                                                                          2,385,904
 1,556,526(b)          Colony Starwood Homes Trust, Series 2016-2A,
                       Class B, 4.205% (1 Month USD LIBOR + 175 bps),
                       12/17/33 (144A)                                                                                  1,557,007
 4,186,968(c)          COLT Mortgage Loan Trust, Series 2018-3, Class A1,
                       3.692%, 10/26/48 (144A)                                                                          4,182,495
 2,090,000             COMM Mortgage Trust, Series 2012-CR2, Class AM,
                       3.791%, 8/15/45                                                                                  2,126,673
 2,940,633             COMM Mortgage Trust, Series 2012-CR3, Class A3,
                       2.822%, 10/15/45                                                                                 2,894,543
 5,000,000(c)          COMM Mortgage Trust, Series 2013-CR11, Class C,
                       5.166%, 8/10/50 (144A)                                                                           5,120,788
 1,900,000             COMM Mortgage Trust, Series 2013-LC6, Class A4,
                       2.941%, 1/10/46                                                                                  1,880,369

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 2,500,000(c)          COMM Mortgage Trust, Series 2014-CR16, Class C,
                       4.901%, 4/10/47                                                                             $    2,550,048
 7,325,000(c)          COMM Mortgage Trust, Series 2014-CR20, Class C,
                       4.502%, 11/10/47                                                                                 7,253,374
   296,318(b)          COMM Mortgage Trust, Series 2014-FL5, Class B,
                       3.693% (1 Month USD LIBOR + 215 bps),
                       10/15/31 (144A)                                                                                    295,666
 6,600,000             COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                       3.546%, 6/10/47                                                                                  6,653,347
 4,500,000(c)          COMM Mortgage Trust, Series 2014-UBS3, Class C,
                       4.781%, 6/10/47                                                                                  4,466,056
 4,100,000             COMM Mortgage Trust, Series 2014-UBS4, Class A4,
                       3.42%, 8/10/47                                                                                   4,105,252
 5,200,000             COMM Mortgage Trust, Series 2015-3BP, Class A,
                       3.178%, 2/10/35 (144A)                                                                           5,121,882
 4,000,000(c)          COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                       3.685%, 5/10/48 (144A)                                                                           3,951,364
 3,104,000(c)          COMM Mortgage Trust, Series 2015-CR25, Class B,
                       4.544%, 8/10/48                                                                                  3,194,194
 6,300,000             COMM Mortgage Trust, Series 2015-CR26, Class A3,
                       3.359%, 10/10/48                                                                                 6,251,104
 4,500,000(c)          COMM Mortgage Trust, Series 2015-DC1, Class B,
                       4.035%, 2/10/48                                                                                  4,497,746
 7,120,000(c)          CSAIL Commercial Mortgage Trust, Series 2016-C5,
                       Class C, 4.537%, 11/15/48                                                                        7,150,746
 2,090,000             CSAIL Commercial Mortgage Trust, Series 2016-C6,
                       Class A5, 3.09%, 1/15/49                                                                         2,020,647
 8,493,289(c)          CSMC Trust, Series 2013-6, Class 2A3, 3.5%,
                       8/25/43 (144A)                                                                                   8,359,881
 4,309,848(c)          CSMC Trust, Series 2013-IVR3, Class A1, 2.5%,
                       5/25/43 (144A)                                                                                   4,064,264
 3,847,037(c)          CSMC Trust, Series 2013-IVR3, Class A3, 1.55%,
                       5/25/43 (144A)                                                                                   3,703,065
 3,590,690(c)          CSMC Trust, Series 2013-IVR3, Class B2, 3.452%,
                       5/25/43 (144A)                                                                                   3,563,022
 2,695,585(c)          CSMC Trust, Series 2013-IVR3, Class B4, 3.452%,
                       5/25/43 (144A)                                                                                   2,552,490
 2,858,767(c)          CSMC Trust, Series 2013-IVR5, Class B4, 3.651%,
                       10/25/43 (144A)                                                                                  2,815,669
 8,228,254(c)          CSMC Trust, Series 2013-TH1, Class A1, 2.13%,
                       2/25/43 (144A)                                                                                   7,671,765
 4,553,651(c)          CSMC Trust, Series 2017-HL2, Class A1, 3.5%,
                       10/25/47 (144A)                                                                                  4,466,954
 6,908,159(c)          CSMC Trust, Series 2017-HL2, Class A3, 3.5%,
                       10/25/47 (144A)                                                                                  6,813,013
16,533,880(c)          CSMC Trust, Series 2018-J1, Class A11, 3.5%,
                       2/25/48 (144A)                                                                                  15,955,473

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 27

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 6,000,000             DBJPM Mortgage Trust, Series 2016-C3, Class A5,
                       2.89%, 8/10/49                                                                              $    5,724,985
 1,851,352(c)          Deephaven Residential Mortgage Trust, Series
                       2017-3A, Class A1, 2.577%, 10/25/47 (144A)                                                       1,827,757
 4,435,946(c)          Deephaven Residential Mortgage Trust, Series
                       2018-1A, Class A1, 2.976%, 12/25/57 (144A)                                                       4,393,480
 5,470,000(b)          Eagle Re, Ltd., Series 2018-1, Class M1, 3.98%
                       (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                                                   5,462,419
 4,087,634(c)          EverBank Mortgage Loan Trust, Series 2013-2, Class A,
                       3.0%, 6/25/43 (144A)                                                                             3,942,251
 2,257,767(b)          Fannie Mae Connecticut Avenue Securities, Series
                       2018-C01, Class 1M1, 3.106% (1 Month USD LIBOR +
                       60 bps), 7/25/30                                                                                 2,249,737
 1,072,491(b)          Fannie Mae Connecticut Avenue Securities, Series
                       2018-C04, Class 2M1, 3.256% (1 Month USD LIBOR +
                       75 bps), 12/25/30                                                                                1,071,656
 7,205,366(b)          Fannie Mae Connecticut Avenue Securities, Series
                       2018-C05, Class 1M1, 3.226% (1 Month USD LIBOR +
                       72 bps), 1/25/31                                                                                 7,188,288
   571,357(c)          Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                       4.371%, 7/25/43                                                                                    600,326
    23,482(b)          Federal Home Loan Mortgage Corp. REMICS, Series
                       3780, Class FE, 2.855% (1 Month USD LIBOR +
                       40 bps), 12/15/20                                                                                   23,542
 1,426,911             Federal Home Loan Mortgage Corp. Whole Loan
                       Securities Trust, Series 2017-SC02, Class 2A1,
                       3.5%, 5/25/47                                                                                    1,424,053
         6             Federal National Mortgage Association REMICS, Series
                       1989-19, Class B, 10.3%, 4/25/19                                                                         6
   270,901             Federal National Mortgage Association REMICS, Series
                       2009-36, Class HX, 4.5%, 6/25/29                                                                   278,116
   997,386             Federal National Mortgage Association REMICS, Series
                       2013-128, Class DV, 3.0%, 6/25/23                                                                  993,975
 2,197,000(c)          FirstKey Mortgage Trust, Series 2015-1, Class B4,
                       3.924%, 3/25/45 (144A)                                                                           2,032,225
10,010,778(c)          Flagstar Mortgage Trust, Series 2018-1, Class A3,
                       3.5%, 3/25/48 (144A)                                                                             9,804,165
 5,455,113(c)          Flagstar Mortgage Trust, Series 2018-2, Class A14,
                       3.5%, 4/25/48 (144A)                                                                             5,202,748
 7,853,452(c)          Flagstar Mortgage Trust, Series 2018-2, Class B1,
                       4.076%, 4/25/48 (144A)                                                                           7,967,471
 9,360,805(c)          Flagstar Mortgage Trust, Series 2018-3INV, Class A3,
                       4.0%, 5/25/48 (144A)                                                                             9,373,115
 4,686,013(c)          Flagstar Mortgage Trust, Series 2018-3INV, Class B1,
                       4.518%, 5/25/48 (144A)                                                                           4,874,650
 4,853,406(c)          Flagstar Mortgage Trust, Series 2018-3INV, Class B3,
                       4.518%, 5/25/48 (144A)                                                                           4,840,246

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 6,906,687(c)          Flagstar Mortgage Trust, Series 2018-5, Class A7,
                       4.0%, 9/25/48 (144A)                                                                        $    6,928,543
 8,670,000(b)          Freddie Mac Stacr Trust, Series 2018-HQA2,
                       Class M1, 3.256% (1 Month USD LIBOR + 75 bps),
                       10/25/48 (144A)                                                                                  8,649,383
 2,695,000(b)          Freddie Mac Structured Agency Credit Risk Debt Notes,
                       Series 2016-DNA4, Class M2, 3.806% (1 Month USD
                       LIBOR + 130 bps), 3/25/29                                                                        2,697,976
 3,719,791(b)          Freddie Mac Structured Agency Credit Risk Debt Notes,
                       Series 2018-HQA1, Class M1, 3.206% (1 Month USD
                       LIBOR + 70 bps), 9/25/30                                                                         3,711,080
 3,503,145(c)          Freddie Mac Structured Agency Credit Risk Debt
                       Notes, Series 2018-SPI3, Class M1, 4.167%,
                       8/25/48 (144A)                                                                                   3,511,975
   890,000(c)          FREMF Mortgage Trust, Series 2010-K9, Class B,
                       5.207%, 9/25/45 (144A)                                                                             917,349
 2,060,000(c)          FREMF Mortgage Trust, Series 2012-K710, Class B,
                       3.817%, 6/25/47 (144A)                                                                           2,058,514
   902,511(b)          FREMF Mortgage Trust, Series 2014-KF05, Class B,
                       6.347% (1 Month USD LIBOR + 400 bps),
                       9/25/22 (144A)                                                                                     934,552
 2,653,276(b)          FREMF Mortgage Trust, Series 2014-KS02, Class B,
                       7.347% (1 Month USD LIBOR + 500 bps),
                       8/25/23 (144A)                                                                                   2,726,453
 3,700,000(c)          FREMF Mortgage Trust, Series 2015-K51, Class B,
                       3.953%, 10/25/48 (144A)                                                                          3,664,387
 5,987,422(c)          FRESB Mortgage Trust, Series 2018-SB52, Class A7F,
                       3.39%, 6/25/25                                                                                   6,077,840
 4,630,000(c)          GAHR Commercial Mortgage Trust, Series 2015-NRF,
                       Class CFX, 3.382%, 12/15/34 (144A)                                                               4,589,944
 1,055,607             Government National Mortgage Association, Series
                       2005-61, Class UZ, 5.25%, 8/16/35                                                                1,111,292
   601,767             Government National Mortgage Association, Series
                       2012-130, Class PA, 3.0%, 4/20/41                                                                  600,078
   669,612             Government National Mortgage Association, Series
                       2013-169, Class TE, 3.25%, 4/16/27                                                                 668,592
38,827,615(c)(e)       Government National Mortgage Association, Series
                       2017-21, Class IO, 0.795%, 10/16/58                                                              2,869,877
 3,698,022             Government National Mortgage Association, Series
                       2018-20, Class A, 2.5%, 9/16/49                                                                  3,626,240
 1,000,000             GS Mortgage Securities Corp. II, Series 2013-GC10,
                       Class B, 3.682%, 2/10/46 (144A)                                                                    995,362
 5,030,000(c)          GS Mortgage Securities Trust, Series 2013-GC12,
                       Class C, 4.179%, 6/10/46                                                                         4,919,945
 6,500,000             GS Mortgage Securities Trust, Series 2015-GC28,
                       Class A5, 3.396%, 2/10/48                                                                        6,463,545
 3,603,131(c)          GS Mortgage-Backed Securities Trust, Series 2014-EB1A,
                       Class B3, 3.116%, 7/25/44 (144A)                                                                 3,604,358

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 29

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 2,475,026             GS Mortgage-Backed Securities Trust, Series
                       2018-RPL1, Class A1A, 3.75%, 10/25/57 (144A)                                                $    2,483,949
   750,000(b)          Home Partners of America Trust, Series 2017-1,
                       Class B, 3.805% (1 Month USD LIBOR + 135 bps),
                       7/17/34 (144A)                                                                                     746,741
 2,270,000(b)          Home Re, Ltd., Series 2018-1, Class M1, 4.106%
                       (1 Month USD LIBOR + 160 bps), 10/25/28 (144A)                                                   2,272,765
   251,157(b)          JP Morgan Chase Commercial Mortgage Securities Trust,
                       Series 2006-LDP9, Class A3SF, 2.61% (1 Month
                       USD LIBOR + 16 bps), 5/15/47                                                                       251,157
   901,860             JP Morgan Chase Commercial Mortgage Securities
                       Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46                                                   919,941
 1,900,000(c)          JP Morgan Chase Commercial Mortgage Securities
                       Trust, Series 2012-C8, Class B, 3.977%,
                       10/15/45 (144A)                                                                                  1,906,769
 4,555,234             JP Morgan Chase Commercial Mortgage Securities
                       Trust, Series 2012-LC9, Class A5, 2.84%, 12/15/47                                                4,475,951
 5,925,000(c)          JP Morgan Chase Commercial Mortgage Securities
                       Trust, Series 2018-BCON, Class C, 3.756%,
                       1/5/31 (144A)                                                                                    5,931,570
 6,700,000             JP Morgan Chase Commercial Mortgage Securities
                       Trust, Series 2018-WPT, Class AFX, 4.248%,
                       7/5/33 (144A)                                                                                    6,956,185
 7,353,064(c)          JP Morgan Mortgage Trust, Series 2013-1, Class 2A2,
                       2.5%, 3/25/43 (144A)                                                                             7,091,972
 2,619,156(c)          JP Morgan Mortgage Trust, Series 2013-1, Class 2A3,
                       3.0%, 3/25/43 (144A)                                                                             2,575,932
 4,907,215(c)          JP Morgan Mortgage Trust, Series 2016-3, Class 2A1,
                       3.0%, 10/25/46 (144A)                                                                            4,829,720
 7,347,507(c)          JP Morgan Mortgage Trust, Series 2016-4, Class A13,
                       3.5%, 10/25/46 (144A)                                                                            7,225,539
 8,273,635(c)          JP Morgan Mortgage Trust, Series 2016-5, Class AM,
                       2.649%, 12/25/46 (144A)                                                                          8,164,608
 5,569,050(c)          JP Morgan Mortgage Trust, Series 2016-5, Class B1,
                       2.648%, 12/25/46 (144A)                                                                          5,545,575
 1,886,770(c)          JP Morgan Mortgage Trust, Series 2017-1, Class A3,
                       3.5%, 1/25/47 (144A)                                                                             1,861,538
10,555,000(c)          JP Morgan Mortgage Trust, Series 2017-1, Class A6,
                       3.5%, 1/25/47 (144A)                                                                            10,318,769
 2,485,273(c)          JP Morgan Mortgage Trust, Series 2017-2, Class A4,
                       3.0%, 5/25/47 (144A)                                                                             2,397,024
13,789,615(c)          JP Morgan Mortgage Trust, Series 2017-2, Class A6,
                       3.0%, 5/25/47 (144A)                                                                            13,414,648
 1,418,547(c)          JP Morgan Mortgage Trust, Series 2017-2, Class B1,
                       3.742%, 5/25/47 (144A)                                                                           1,384,583
 4,970,341(c)          JP Morgan Mortgage Trust, Series 2017-3, Class 1A13,
                       3.5%, 8/25/47 (144A)                                                                             4,886,669

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 4,828,699(c)          JP Morgan Mortgage Trust, Series 2017-3, Class 1A3,
                       3.5%, 8/25/47 (144A)                                                                        $    4,737,732
 3,745,252(c)          JP Morgan Mortgage Trust, Series 2017-3, Class 1A5,
                       3.5%, 8/25/47 (144A)                                                                             3,697,414
 4,278,425(c)          JP Morgan Mortgage Trust, Series 2017-3, Class 1A6,
                       3.0%, 8/25/47 (144A)                                                                             4,136,721
 8,926,283(c)          JP Morgan Mortgage Trust, Series 2017-3, Class 2A2,
                       2.5%, 8/25/47 (144A)                                                                             8,587,012
 3,659,464(c)          JP Morgan Mortgage Trust, Series 2017-4, Class A3,
                       3.5%, 11/25/48 (144A)                                                                            3,590,707
 7,760,358(c)          JP Morgan Mortgage Trust, Series 2017-4, Class A5,
                       3.5%, 11/25/48 (144A)                                                                            7,661,235
15,376,451(c)          JP Morgan Mortgage Trust, Series 2017-4, Class A6,
                       3.0%, 11/25/48 (144A)                                                                           15,185,929
 4,703,658(c)          JP Morgan Mortgage Trust, Series 2017-5, Class A1A,
                       3.0%, 10/26/48 (144A)                                                                            4,676,074
 1,680,312(c)          JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                       3.176%, 10/26/48 (144A)                                                                          1,663,481
 4,428,297(c)          JP Morgan Mortgage Trust, Series 2017-5, Class B1,
                       3.176%, 10/26/48 (144A)                                                                          4,349,959
 2,946,644(c)          JP Morgan Mortgage Trust, Series 2017-6, Class A13,
                       3.5%, 12/25/48 (144A)                                                                            2,830,271
13,108,284(c)          JP Morgan Mortgage Trust, Series 2017-6, Class A5,
                       3.5%, 12/25/48 (144A)                                                                           12,932,987
    97,085(c)          JP Morgan Mortgage Trust, Series 2017-6, Class A6,
                       3.0%, 12/25/48 (144A)                                                                               94,381
10,089,368(c)          JP Morgan Mortgage Trust, Series 2017-6, Class B1,
                       3.849%, 12/25/48 (144A)                                                                          9,975,775
 2,944,160(c)          JP Morgan Mortgage Trust, Series 2018-1, Class B1,
                       3.768%, 6/25/48 (144A)                                                                           2,857,633
 9,273,701(c)          JP Morgan Mortgage Trust, Series 2018-3, Class A5,
                       3.5%, 9/25/48 (144A)                                                                             9,149,452
 3,838,715(c)          JP Morgan Mortgage Trust, Series 2018-3, Class B1,
                       3.782%, 9/25/48 (144A)                                                                           3,727,875
13,815,000(c)          JP Morgan Mortgage Trust, Series 2018-4, Class A17,
                       3.5%, 10/25/48 (144A)                                                                           13,506,318
   740,728(c)          JP Morgan Mortgage Trust, Series 2018-4, Class A5,
                       3.5%, 10/25/48 (144A)                                                                              730,803
 5,207,215(c)          JP Morgan Mortgage Trust, Series 2018-4, Class B2,
                       3.797%, 10/25/48 (144A)                                                                          4,950,862
12,049,350(c)          JP Morgan Mortgage Trust, Series 2018-6, Class 2A2,
                       3.0%, 12/25/48 (144A)                                                                           11,844,607
 8,910,123(c)          JP Morgan Mortgage Trust, Series 2018-9, Class A3,
                       4.0%, 2/25/49 (144A)                                                                             8,936,131
 3,801,385(c)          JP Morgan Mortgage Trust, Series 2018-9, Class A5,
                       4.0%, 2/25/49 (144A)                                                                             3,821,281

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 31

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 3,952,630(c)          JP Morgan Trust, Series 2015-3, Class A6, 3.0%,
                       5/25/45 (144A)                                                                              $    3,902,206
 4,239,986(c)          JP Morgan Trust, Series 2015-3, Class B3, 3.678%,
                       5/25/45 (144A)                                                                                   4,073,217
 7,850,000             JPMBB Commercial Mortgage Securities Trust, Series
                       2015-C32, Class A4, 3.329%, 11/15/48                                                             7,776,064
 3,450,000(c)          JPMDB Commercial Mortgage Securities Trust, Series
                       2016-C2, Class B, 3.99%, 6/15/49                                                                 3,390,271
 6,650,000             JPMDB Commercial Mortgage Securities Trust, Series
                       2016-C4, Class A3, 3.141%, 12/15/49                                                              6,439,538
 2,000,000(c)          JPMDB Commercial Mortgage Securities Trust, Series
                       2016-C4, Class D, 3.093%, 12/15/49 (144A)                                                        1,626,639
 7,640,000             JPMDB Commercial Mortgage Securities Trust, Series
                       2018-C8, Class A4, 4.211%, 6/15/51                                                               7,934,770
45,714,000(c)(e)       JPMDB Commercial Mortgage Securities Trust, Series
                       2018-C8, Class XB, 0.113%, 6/15/51                                                                 524,550
 1,878,399             La Hipotecaria El Salvadorian Mortgage Trust, Series
                       2016-1A, Class A, 3.358%, 1/15/46 (144A)                                                         1,831,541
   936,322(b)          La Hipotecaria Panamanian Mortgage Trust, Series
                       2010-1GA, Class A, 2.5% (Panamanian Mortgage
                       Reference Rate + 300 bps), 9/8/39 (144A)                                                           905,891
 2,848,379(b)          La Hipotecaria Panamanian Mortgage Trust, Series
                       2014-1A, Class A1, 3.258% (Panamanian Mortgage
                       Reference Rate + 224 bps), 11/24/42 (144A)                                                       2,765,598
 3,690,000(c)          LSTAR Commercial Mortgage Trust, Series 2015-3,
                       Class AS, 3.128%, 4/20/48 (144A)                                                                 3,601,318
 2,173,067(b)          LSTAR Securities Investment, Ltd., Series 2017-7,
                       Class A, 4.099% (1 Month USD LIBOR + 175 bps),
                       10/1/22 (144A)                                                                                   2,184,368
 3,486,576(b)          LSTAR Securities Investment, Ltd., Series 2018-1,
                       Class A, 3.849% (1 Month USD LIBOR + 200 bps),
                       4/1/21 (144A)                                                                                    3,482,963
 7,774,845(c)          Mello Mortgage Capital Acceptance, Series 2018-MTG1,
                       Class A1, 3.5%, 5/25/48 (144A)                                                                   7,676,920
 6,607,577(c)          Mill City Mortgage Loan Trust, Series 2017-3,
                       Class M2, 3.25%, 1/25/61 (144A)                                                                  6,252,125
 5,113,071             Morgan Stanley Bank of America Merrill Lynch Trust,
                       Series 2012-C6, Class A4, 2.858%, 11/15/45                                                       5,040,048
 6,900,000             Morgan Stanley Capital I Trust, Series 2018-MP,
                       Class A, 4.418%, 7/11/40 (144A)                                                                  7,230,354
   404,549(b)          MRFC Mortgage Pass-Through Trust, Series 2000-TBC3,
                       Class A1, 2.895% (1 Month USD LIBOR +
                       44 bps), 12/15/30                                                                                  389,852
 5,661,586(b)          New Residential Mortgage Loan Trust, Series 2018-4A,
                       Class A1S, 3.256% (1 Month USD LIBOR + 75 bps),
                       1/25/48 (144A)                                                                                   5,631,792

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 4,068,562(c)          New Residential Mortgage Loan Trust, Series 2018-5A,
                       Class A1, 4.75%, 12/25/57 (144A)                                                            $    4,169,225
   122,459(c)          New Residential Mortgage Loan Trust, Series 2018-RPL1,
                       Class A1, 3.5%, 12/25/57 (144A)                                                                    121,881
 5,682,656(c)          NRP Mortgage Trust, Series 2013-1, Class B1, 3.315%,
                       7/25/43 (144A)                                                                                   5,613,485
 4,370,876(c)          NRP Mortgage Trust, Series 2013-1, Class B2, 3.315%,
                       7/25/43 (144A)                                                                                   4,294,064
 2,969,102(c)          OBX Trust, Series 2018-EXP1, Class 1A6, 4.5%,
                       4/25/48 (144A)                                                                                   3,011,087
   452,692(b)          Pepper Residential Securities Trust No. 18, Series
                       18A, Class A1UA, 3.371% (1 Month USD LIBOR +
                       95 bps), 3/12/47 (144A)                                                                            451,772
12,384,462(c)          PMT Loan Trust, Series 2013-J1, Class A1, 3.5%,
                       9/25/43 (144A)                                                                                  12,201,543
 8,947,142(c)          PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                       9/25/43 (144A)                                                                                   8,852,009
 4,800,000             Progress Residential Trust, Series 2017-SFR1, Class B,
                       3.017%, 8/17/34 (144A)                                                                           4,701,075
   700,000             Progress Residential Trust, Series 2017-SFR1, Class D,
                       3.565%, 8/17/34 (144A)                                                                             688,671
 5,135,000             Progress Residential Trust, Series 2017-SFR2, Class B,
                       3.196%, 12/17/34 (144A)                                                                          5,052,138
 6,404,038(c)          PSMC Trust, Series 2018-1, Class A3, 3.5%,
                       2/25/48 (144A)                                                                                   6,322,240
 7,848,442(c)          PSMC Trust, Series 2018-3, Class A3, 4.0%,
                       8/25/48 (144A)                                                                                   7,893,096
 5,430,000(b)          Radnor Re, Ltd., Series 2018-1, Class M1, 3.906%
                       (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                                    5,418,434
   464,548(b)          RESIMAC Premier, Series 2017-1A, Class A1A, 3.35%
                       (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                                                       463,044
 5,072,982             Seasoned Credit Risk Transfer Trust, Series 2018-2,
                       Class MT, 3.5%, 11/25/57                                                                         5,013,531
10,464,393             Seasoned Credit Risk Transfer Trust, Series 2018-4,
                       Class MT, 3.5%, 11/25/57                                                                        10,341,761
 2,675,199(c)          Sequoia Mortgage Trust, Series 2012-6, Class A2,
                       1.808%, 12/25/42                                                                                 2,500,486
 2,821,043(c)          Sequoia Mortgage Trust, Series 2012-6, Class B3,
                       3.733%, 12/25/42                                                                                 2,794,145
 3,715,711(c)          Sequoia Mortgage Trust, Series 2013-2, Class A,
                       1.874%, 2/25/43                                                                                  3,321,443
 7,174,567(c)          Sequoia Mortgage Trust, Series 2013-4, Class A1,
                       2.325%, 4/25/43                                                                                  6,663,099
 7,506,415(c)          Sequoia Mortgage Trust, Series 2013-5, Class A1,
                       2.5%, 5/25/43 (144A)                                                                             6,995,915

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 33

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
15,415,642(c)          Sequoia Mortgage Trust, Series 2013-5, Class A2,
                       3.0%, 5/25/43 (144A)                                                                        $   14,809,676
 7,558,793(c)          Sequoia Mortgage Trust, Series 2013-6, Class A1,
                       2.5%, 5/25/43                                                                                    7,171,703
11,429,851(c)          Sequoia Mortgage Trust, Series 2013-6, Class A2,
                       3.0%, 5/25/43                                                                                   11,000,786
 8,448,157(c)          Sequoia Mortgage Trust, Series 2013-7, Class A1,
                       2.5%, 6/25/43                                                                                    7,868,277
10,413,539(c)          Sequoia Mortgage Trust, Series 2013-7, Class A2,
                       3.0%, 6/25/43                                                                                   10,009,264
10,428,902(c)          Sequoia Mortgage Trust, Series 2013-8, Class A1,
                       3.0%, 6/25/43                                                                                   10,063,484
 7,987,103             Sequoia Mortgage Trust, Series 2013-9, Class A1,
                       3.5%, 7/25/43 (144A)                                                                             7,889,449
 9,931,616(c)          Sequoia Mortgage Trust, Series 2013-10, Class A1,
                       3.5%, 8/25/43 (144A)                                                                             9,810,187
 6,341,209(c)          Sequoia Mortgage Trust, Series 2013-10, Class B1,
                       3.56%, 8/25/43 (144A)                                                                            6,314,598
 3,711,474(c)          Sequoia Mortgage Trust, Series 2015-1, Class A2,
                       3.0%, 1/25/45 (144A)                                                                             3,578,264
 4,677,550(c)          Sequoia Mortgage Trust, Series 2017-3, Class A1,
                       3.5%, 4/25/47 (144A)                                                                             4,583,817
 3,500,537(c)          Sequoia Mortgage Trust, Series 2017-4, Class A4,
                       3.5%, 7/25/47 (144A)                                                                             3,466,327
 8,087,292(c)          Sequoia Mortgage Trust, Series 2017-5, Class A1,
                       3.5%, 8/25/47 (144A)                                                                             7,947,977
 7,887,251(c)          Sequoia Mortgage Trust, Series 2017-7, Class A1,
                       3.5%, 10/25/47 (144A)                                                                            7,734,128
 2,438,396(c)          Sequoia Mortgage Trust, Series 2017-CH2, Class A1,
                       4.0%, 12/25/47 (144A)                                                                            2,464,411
11,478,187(c)          Sequoia Mortgage Trust, Series 2018-3, Class A4, 3.5%,
                       3/25/48 (144A)                                                                                  11,370,848
11,735,431(c)          Sequoia Mortgage Trust, Series 2018-6, Class A22,
                       4.0%, 7/25/48 (144A)                                                                            11,932,697
 9,580,477(c)          Sequoia Mortgage Trust, Series 2018-8, Class A4, 4.0%,
                       11/25/48 (144A)                                                                                  9,618,598
 4,514,395(c)          Sequoia Mortgage Trust, Series 2018-CH1, Class A1,
                       4.0%, 2/25/48 (144A)                                                                             4,557,072
 5,300,684(c)          Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
                       4.5%, 8/25/48 (144A)                                                                             5,396,751
 4,295,390(c)          Sequoia Mortgage Trust, Series 2018-CH4, Class A10,
                       4.5%, 10/25/48 (144A)                                                                            4,379,502
 6,721,676(c)          Shellpoint Co-Originator Trust, Series 2015-1, Class A9,
                       3.5%, 8/25/45 (144A)                                                                             6,640,298
 6,222,170(c)          Shellpoint Co-Originator Trust, Series 2017-1, Class A1,
                       3.5%, 4/25/47 (144A)                                                                             6,116,539

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
12,005,724(c)          Shellpoint Co-Originator Trust, Series 2017-2,
                       Class A1, 3.5%, 10/25/47 (144A)                                                             $   11,723,121
 2,519,918(c)          Shellpoint Co-Originator Trust, Series 2017-2,
                       Class B1, 3.736%, 10/25/47 (144A)                                                                2,468,117
 2,765,821(c)          Sofi Mortgage Trust, Series 2016-1A, Class 1A4, 3.0%,
                       11/25/46 (144A)                                                                                  2,567,317
 4,880,000(b)          STACR Trust, Series 2018-DNA3, Class M1, 3.256%
                       (1 Month USD LIBOR + 75 bps), 9/25/48 (144A)                                                     4,870,593
 6,450,000(b)          STACR Trust, Series 2018-HRP2, Class M3, 4.906%
                       (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                                    6,412,949
 2,950,000(b)          Starwood Waypoint Homes Trust, Series 2017-1,
                       Class B, 3.625% (1 Month USD LIBOR + 117 bps),
                       1/17/35 (144A)                                                                                   2,926,544
   106,921(c)          TIAA Bank Mortgage Loan Trust, Series 2018-2,
                       Class A1, 3.5%, 7/25/48 (144A)                                                                     104,801
 5,891,486             Toro Mortgage Funding Trust, Series 2017-RJ1,
                       4.0%, 4/25/74                                                                                    5,819,683
 7,540,000(c)          Towd Point Mortgage Trust, Series 2015-6, Class M1,
                       3.75%, 4/25/55 (144A)                                                                            7,524,014
 5,000,000(c)          Towd Point Mortgage Trust, Series 2017-1, Class M1,
                       3.75%, 10/25/56 (144A)                                                                           4,909,145
12,015,000(c)          Towd Point Mortgage Trust, Series 2017-2, Class A2,
                       3.25%, 4/25/57 (144A)                                                                           11,682,472
10,055,000(c)          Towd Point Mortgage Trust, Series 2017-3, Class A2,
                       3.0%, 7/25/57 (144A)                                                                             9,538,933
 7,045,826(c)          Towd Point Mortgage Trust, Series 2017-5, Class XA,
                       3.5%, 2/25/57 (144A)                                                                             6,952,457
   227,908             Vendee Mortgage Trust, Series 2008-1, Class GD,
                       5.25%, 1/15/32                                                                                     233,334
   401,281             Vendee Mortgage Trust, Series 2010-1, Class DA,
                       4.25%, 2/15/35                                                                                     406,503
 4,500,000             Wells Fargo Commercial Mortgage Trust, Series
                       2014-LC16, Class ASB, 3.477%, 8/15/50                                                            4,526,693
 3,810,000             Wells Fargo Commercial Mortgage Trust, Series
                       2015-NXS3, Class A4, 3.617%, 9/15/57                                                             3,830,979
 8,200,000             Wells Fargo Commercial Mortgage Trust, Series
                       2016-C32, Class A3, 3.294%, 1/15/59                                                              8,083,815
10,000,000             Wells Fargo Commercial Mortgage Trust, Series
                       2016-LC24, Class A3, 2.684%, 10/15/49                                                            9,394,681
   173,196(b)          Wells Fargo Credit Risk Transfer Securities Trust,
                       Series 2015-WF1, Class 2M1, 5.356% (1 Month USD
                       LIBOR + 285 bps), 11/25/25 (144A)                                                                  173,528
 4,200,000(c)          WFRBS Commercial Mortgage Trust, Series 2013-C12,
                       Class D, 4.419%, 3/15/48 (144A)                                                                  3,848,296
 6,200,000             WFRBS Commercial Mortgage Trust, Series 2013-C16,
                       Class A4, 4.136%, 9/15/46                                                                        6,419,440

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 35

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS --
                       (continued)
 3,319,516(c)          WinWater Mortgage Loan Trust, Series 2014-1,
                       Class A1, 3.832%, 6/20/44 (144A)                                                            $    3,302,747
 2,898,096(c)          WinWater Mortgage Loan Trust, Series 2014-2,
                       Class B4, 4.101%, 9/20/44 (144A)                                                                 2,826,848
 3,575,467(c)          WinWater Mortgage Loan Trust, Series 2016-1,
                       Class 1A5, 3.5%, 1/20/46 (144A)                                                                  3,524,809
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost $1,201,481,566)                                                                       $1,186,634,745
---------------------------------------------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 28.9% of Net Assets
                       Aerospace & Defense -- 0.6%
 3,625,000             Embraer Netherlands Finance BV, 5.4%, 2/1/27                                                $    3,742,849
 2,499,000             Leonardo US Holdings, Inc., 6.25%, 1/15/40 (144A)                                                2,324,070
13,470,000             Rockwell Collins, Inc., 3.2%, 3/15/24                                                           12,971,751
 7,910,000             United Technologies Corp., 4.125%, 11/16/28                                                      7,836,447
                                                                                                                   --------------
                       Total Aerospace & Defense                                                                   $   26,875,117
---------------------------------------------------------------------------------------------------------------------------------
                       Agriculture -- 0.5%
12,540,000             Philip Morris International, Inc., 3.25%, 11/10/24                                          $   12,238,102
14,708,000             Reynolds American, Inc., 4.45%, 6/12/25                                                         14,181,963
                                                                                                                   --------------
                       Total Agriculture                                                                           $   26,420,065
---------------------------------------------------------------------------------------------------------------------------------
                       Airlines -- 0.2%
 6,921,000             Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
                       1/15/30 (144A)                                                                              $    6,604,657
 2,475,000             Delta Air Lines, Inc., 2.875%, 3/13/20                                                           2,458,558
                                                                                                                   --------------
                       Total Airlines                                                                              $    9,063,215
---------------------------------------------------------------------------------------------------------------------------------
                       Auto Manufacturers -- 0.8%
 2,300,000             General Motors Financial Co., Inc., 3.7%, 11/24/20                                          $    2,290,700
10,710,000             General Motors Financial Co., Inc., 4.0%, 1/15/25                                               10,018,314
12,300,000             Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                                            11,900,988
 3,590,000             Nissan Motor Acceptance Corp., 2.15%,
                       7/13/20 (144A)                                                                                   3,503,872
 7,495,000             Nissan Motor Acceptance Corp., 3.15%,
                       3/15/21 (144A)                                                                                   7,389,022
 7,040,000             Volkswagen Group of America Finance LLC, 4.0%,
                       11/12/21 (144A)                                                                                  7,035,628
                                                                                                                   --------------
                       Total Auto Manufacturers                                                                    $   42,138,524
---------------------------------------------------------------------------------------------------------------------------------
                       Banks -- 4.5%
 1,150,000             Bank of America Corp., 4.2%, 8/26/24                                                        $    1,140,570
10,345,000(b)          Bank of New York Mellon Corp., 3.57% (3 Month USD
                       LIBOR + 105 bps), 10/30/23                                                                      10,363,225
 6,525,000(a)(c)       Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                             6,276,528
 1,915,000             BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                                                           1,986,812

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Banks -- (continued)
13,040,000(a)(c)       BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                       631 bps) (144A)                                                                             $   13,284,500
 6,900,000             BPCE SA, 2.25%, 1/27/20                                                                          6,809,299
 3,860,000             BPCE SA, 4.875%, 4/1/26 (144A)                                                                   3,802,555
21,955,000(b)          Canadian Imperial Bank of Commerce, 2.874%
                       (3 Month USD LIBOR + 32 bps), 2/2/21                                                            21,730,059
 3,435,000             Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                         3,472,956
 7,175,000             Cooperatieve Rabobank UA, 3.95%, 11/9/22                                                         7,151,594
11,725,000(a)(c)       Credit Suisse Group AG, 7.125% (5 Year USD Swap
                       Rate + 511 bps)                                                                                 11,578,437
 7,300,000             Credit Suisse Group Funding Guernsey, Ltd.,
                       3.8%, 9/15/22                                                                                    7,246,744
 4,700,000(a)(c)       Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)                                                 4,100,750
 8,840,000(c)          DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100
                       Run ICE Swap Rate + 159 bps), 12/11/28 (144A)                                                    9,032,279
 7,891,000(c)          Goldman Sachs Group, Inc., 3.272% (3 Month USD
                       LIBOR + 120 bps), 9/29/25                                                                        7,396,807
 6,335,000(c)          Goldman Sachs Group, Inc., 4.223% (3 Month USD
                       LIBOR + 130 bps), 5/1/29                                                                         6,096,730
 1,305,000             HSBC Bank Plc, 7.65%, 5/1/25                                                                     1,504,070
 2,400,000(b)          HSBC Holdings Plc, 3.64% (3 Month USD LIBOR +
                       100 bps), 5/18/24                                                                                2,337,206
11,106,000(a)(c)       ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                                             10,289,709
 7,378,000             KeyCorp, 5.1%, 3/24/21                                                                           7,652,100
 8,675,000             Lloyds Banking Group Plc, 4.65%, 3/24/26                                                         8,156,138
 3,400,000(a)(c)       Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
                       Rate + 450 bps)                                                                                  3,281,680
 5,450,000             Morgan Stanley, 4.1%, 5/22/23                                                                    5,457,872
   300,000             Morgan Stanley, 4.875%, 11/1/22                                                                    309,148
 4,500,000             Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                           4,523,025
 8,524,000             Nordea Bank Abp, 4.875%, 5/13/21 (144A)                                                          8,669,667
10,505,000(a)(c)       Royal Bank of Scotland Group Plc, 8.625% (5 Year
                       USD Swap Rate + 760 bps)                                                                        10,872,675
11,500,000(a)(c)       Societe Generale SA, 7.375% (5 Year USD Swap
                       Rate + 624 bps) (144A)                                                                          11,198,125
12,575,000             SunTrust Bank, 2.45%, 8/1/22                                                                    12,123,059
 2,250,000(c)          Turkiye Garanti Bankasi AS, 6.125% (5 Year USD Swap
                       Rate + 422 bps), 5/24/27 (144A)                                                                  1,921,230
 4,900,000             UBS AG, 7.625%, 8/17/22                                                                          5,218,500
 4,497,000(a)(c)       UBS Group Funding Switzerland AG, 7.125% (5 Year
                       USD Swap Rate + 588 bps)                                                                         4,560,534
                                                                                                                   --------------
                       Total Banks                                                                                 $  219,544,583
---------------------------------------------------------------------------------------------------------------------------------
                       Beverages -- 0.5%
 4,350,000(b)          Anheuser-Busch InBev Finance, Inc., 3.819% (3 Month
                       USD LIBOR + 126 bps), 2/1/21                                                                $    4,373,816
 7,630,000             Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                              6,888,106

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 37

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Beverages -- (continued)
 5,300,000             Pernod Ricard SA, 4.25%, 7/15/22 (144A)                                                     $    5,376,514
 6,869,000             Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                                          7,006,060
                                                                                                                   --------------
                       Total Beverages                                                                             $   23,644,496
---------------------------------------------------------------------------------------------------------------------------------
                       Biotechnology -- 0.6%
 3,990,000             Baxalta, Inc., 3.6%, 6/23/22                                                                $    3,959,739
 3,550,000             Biogen, Inc., 3.625%, 9/15/22                                                                    3,559,301
11,735,000             Biogen, Inc., 5.2%, 9/15/45                                                                     12,116,629
 9,846,000             Celgene Corp., 4.55%, 2/20/48                                                                    8,532,495
                                                                                                                   --------------
                       Total Biotechnology                                                                         $   28,168,164
---------------------------------------------------------------------------------------------------------------------------------
                       Building Materials -- 0.8%
 5,197,000             American Woodmark Corp., 4.875%, 3/15/26 (144A)                                             $    4,599,345
11,000,000             CRH America, Inc., 3.875%, 5/18/25 (144A)                                                       10,572,171
 7,680,000             Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                              7,616,678
 3,250,000             Fortune Brands Home & Security, Inc., 4.0%, 9/21/23                                              3,215,549
 5,675,000             Owens Corning, 3.4%, 8/15/26                                                                     5,182,364
 5,150,000             Owens Corning, 4.2%, 12/1/24                                                                     5,109,048
 4,385,000             Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                                  4,297,300
                                                                                                                   --------------
                       Total Building Materials                                                                    $   40,592,455
---------------------------------------------------------------------------------------------------------------------------------
                       Chemicals -- 0.6%
 1,180,000             CF Industries, Inc., 4.95%, 6/1/43                                                          $      914,500
 4,930,000             CF Industries, Inc., 5.375%, 3/15/44                                                             3,993,300
 6,365,000             Chemours Co., 7.0%, 5/15/25                                                                      6,412,737
12,505,000             DowDuPont, Inc., 4.205%, 11/15/23                                                               12,781,983
 5,135,000             NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                      4,634,338
                                                                                                                   --------------
                       Total Chemicals                                                                             $   28,736,858
---------------------------------------------------------------------------------------------------------------------------------
                       Commercial Services -- 0.4%
 3,950,000             ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                                  $    3,712,537
 1,300,000             ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                                                       1,274,724
 4,600,000             ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                                       4,327,583
 2,400,000             Moody's Corp., 3.25%, 6/7/21                                                                     2,390,743
 2,600,000             President & Fellows of Harvard College,
                       2.3%, 10/1/23                                                                                    2,533,662
 5,942,000             Verisk Analytics, Inc., 5.5%, 6/15/45                                                            6,014,765
                                                                                                                   --------------
                       Total Commercial Services                                                                   $   20,254,014
---------------------------------------------------------------------------------------------------------------------------------
                       Diversified Financial Services -- 0.9%
   800,000(b)          AIG Global Funding, 3.277% (3 Month USD LIBOR +
                       48 bps), 7/2/20 (144A)                                                                      $      799,513
 2,980,000             Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                                    3,067,732
 1,465,000             Capital One Bank USA NA, 8.8%, 7/15/19                                                           1,505,131
 9,675,000             Capital One Financial Corp., 3.75%, 4/24/24                                                      9,436,107
 5,200,000             Capital One Financial Corp., 4.25%, 4/30/25                                                      5,161,461

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Diversified Financial Services -- (continued)
 4,031,000             GE Capital International Funding Co. Unlimited Co.,
                       2.342%, 11/15/20                                                                            $    3,890,138
 2,350,000             GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                            2,312,156
 6,200,000             TD Ameritrade Holding Corp., 3.3%, 4/1/27                                                        5,930,041
11,625,000             USAA Capital Corp., 2.45%, 8/1/20 (144A)                                                        11,513,313
 4,550,000             Visa, Inc., 2.2%, 12/14/20                                                                       4,500,572
                                                                                                                   --------------
                       Total Diversified Financial Services                                                        $   48,116,164
---------------------------------------------------------------------------------------------------------------------------------
                       Electric -- 2.3%
 2,850,000             Calpine Corp., 5.25%, 6/1/26 (144A)                                                         $    2,600,625
 6,925,000             Calpine Corp., 5.75%, 1/15/25                                                                    6,336,375
 8,385,000             Consolidated Edison Co. of New York, Inc.,
                       4.625%, 12/1/54                                                                                  8,198,401
 6,728,000             Dominion Energy, Inc., 2.579%, 7/1/20                                                            6,622,717
 2,700,000             Dominion Energy, Inc., 2.75%, 1/15/22                                                            2,629,942
   925,000             Edison International, 2.4%, 9/15/22                                                                872,260
 2,150,000(a)(c)       Electricite de France SA, 5.25% (USD Swap Rate +
                       371 bps) (144A)                                                                                  2,031,750
 2,320,000(c)          Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                       588 bps), 9/24/73 (144A)                                                                         2,366,400
 6,365,000             Exelon Corp., 2.85%, 6/15/20                                                                     6,314,564
 4,655,000             Iberdrola International BV, 6.75%, 7/15/36                                                       5,523,172
 2,725,000             Indiana Michigan Power Co., 4.55%, 3/15/46                                                       2,745,106
 4,000,000             Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                                               3,799,680
 5,450,000             Israel Electric Corp., Ltd., 5.0%, 11/12/24 (144A)                                               5,489,676
   779,000             Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                                                 779,327
   610,000             Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)                                                645,990
   517,782             Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                                   526,895
 6,536,000             NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                                              6,521,010
10,270,000             NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                             9,800,101
 2,327,000             NRG Energy, Inc., 5.75%, 1/15/28                                                                 2,233,920
   195,567             OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                                     193,455
11,910,000             PPL Capital Funding, Inc, 3.1%, 5/15/26                                                         11,163,359
 1,675,000             San Diego Gas & Electric Co., 1.914%, 2/1/22                                                     1,643,558
 9,720,000             Sempra Energy, 3.4%, 2/1/28                                                                      8,881,152
 3,312,500             Southern California Edison Co., 1.845%, 2/1/22                                                   3,221,772
 4,348,000(a)(c)       Southern California Edison Co., 6.25% (3 Month USD
                       LIBOR + 420 bps)                                                                                 4,141,470
11,475,000             Southwestern Electric Power Co., 3.9%, 4/1/45                                                   10,331,655
                                                                                                                   --------------
                       Total Electric                                                                              $  115,614,332
---------------------------------------------------------------------------------------------------------------------------------
                       Electronics -- 0.3%
 8,412,000             Amphenol Corp., 3.125%, 9/15/21                                                             $    8,336,587
 3,065,000             Amphenol Corp., 3.2%, 4/1/24                                                                     2,971,948
 5,780,000             Flex, Ltd., 4.75%, 6/15/25                                                                       5,662,254
                                                                                                                   --------------
                       Total Electronics                                                                           $   16,970,789
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 39

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Energy-Alternate Sources -- 0.0%+
   416,249             Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                $      451,842
                                                                                                                   --------------
                       Total Energy-Alternate Sources                                                              $      451,842
---------------------------------------------------------------------------------------------------------------------------------
                       Environmental Control -- 0.1%
 2,678,000             Republic Services, Inc., 2.9%, 7/1/26                                                       $    2,525,975
                                                                                                                   --------------
                       Total Environmental Control                                                                 $    2,525,975
---------------------------------------------------------------------------------------------------------------------------------
                       Food -- 0.7%
12,410,000             Conagra Brands, Inc., 3.8%, 10/22/21                                                        $   12,414,376
 4,119,000             Mondelez International Holdings Netherlands BV, 2.0%,
                       10/28/21 (144A)                                                                                  3,946,554
 2,500,000             Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                    2,389,259
 7,555,000             Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                     7,452,713
 3,430,000(b)          Tyson Foods, Inc., 3.096% (3 Month USD LIBOR +
                       45 bps), 8/21/20                                                                                 3,385,588
 3,075,000(b)          Tyson Foods, Inc., 3.288% (3 Month USD LIBOR +
                       55 bps), 6/2/20                                                                                  3,058,197
                                                                                                                   --------------
                       Total Food                                                                                  $   32,646,687
---------------------------------------------------------------------------------------------------------------------------------
                       Forest Products & Paper -- 0.1%
 1,275,000             International Paper Co., 4.8%, 6/15/44                                                      $    1,143,177
 2,575,000             International Paper Co., 6.0%, 11/15/41                                                          2,712,560
                                                                                                                   --------------
                       Total Forest Products & Paper                                                               $    3,855,737
---------------------------------------------------------------------------------------------------------------------------------
                       Gas -- 0.1%
 3,060,000             Boston Gas Co., 3.15%, 8/1/27 (144A)                                                        $    2,919,095
 1,931,530             Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                           2,115,412
                                                                                                                   --------------
                       Total Gas                                                                                   $    5,034,507
---------------------------------------------------------------------------------------------------------------------------------
                       Healthcare-Products -- 0.6%
 4,155,000             Abbott Laboratories, 3.75%, 11/30/26                                                        $    4,103,463
 4,700,000(b)          Becton Dickinson & Co., 3.678% (3 Month USD
                       LIBOR + 88 bps), 12/29/20                                                                        4,652,762
10,340,000             Boston Scientific Corp., 4.0%, 3/1/28                                                           10,036,335
11,200,000             Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                                   10,896,347
                                                                                                                   --------------
                       Total Healthcare-Products                                                                   $   29,688,907
---------------------------------------------------------------------------------------------------------------------------------
                       Healthcare-Services -- 0.5%
 6,585,000             Anthem, Inc., 3.35%, 12/1/24                                                                $    6,415,076
 4,506,000             Anthem, Inc., 3.65%, 12/1/27                                                                     4,305,152
 1,140,000             Anthem, Inc., 4.101%, 3/1/28                                                                     1,117,356
 6,225,000             Cigna Corp., 4.375%, 10/15/28 (144A)                                                             6,259,741
 3,630,000             Humana, Inc., 3.95%, 3/15/27                                                                     3,546,452
 2,400,000             NYU Hospitals Center, 4.428%, 7/1/42                                                             2,423,339
                                                                                                                   --------------
                       Total Healthcare-Services                                                                   $   24,067,116
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Home Builders -- 0.3%
 5,120,000             Lennar Corp., 4.75%, 4/1/21                                                                 $    5,075,200
 5,215,000             Meritage Homes Corp., 6.0%, 6/1/25                                                               4,915,137
 5,391,000             TRI Pointe Group, Inc., 5.25%, 6/1/27                                                            4,203,363
                                                                                                                   --------------
                       Total Home Builders                                                                         $   14,193,700
---------------------------------------------------------------------------------------------------------------------------------
                       Household Products & Wares -- 0.3%
 8,203,000             Church & Dwight Co., Inc., 2.45%, 8/1/22                                                    $    7,927,866
 5,235,000             Church & Dwight Co., Inc., 3.15%, 8/1/27                                                         4,924,250
                                                                                                                   --------------
                       Total Household Products & Wares                                                            $   12,852,116
---------------------------------------------------------------------------------------------------------------------------------
                       Insurance -- 2.1%
 7,000,000             Aflac, Inc., 3.625%, 11/15/24                                                               $    6,994,546
 2,335,000             AXA SA, 8.6%, 12/15/30                                                                           2,888,605
 9,100,000             CNA Financial Corp., 4.5%, 3/1/26                                                                9,174,334
 1,850,000             Delphi Financial Group, Inc., 7.875%, 1/31/20                                                    1,936,337
 9,610,000(c)          Farmers Insurance Exchange, 4.747% (3 Month USD
                       LIBOR + 323 bps), 11/1/57 (144A)                                                                 8,494,885
 5,045,000             Great-West Lifeco Finance 2018 LP, 4.581%,
                       5/17/48 (144A)                                                                                   5,073,691
13,040,000             Liberty Mutual Insurance Co., 7.697%,
                       10/15/97 (144A)                                                                                 17,600,096
13,250,000             MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                             12,699,096
 6,200,000             MassMutual Global Funding II, 2.95%, 1/11/25 (144A)                                              5,953,930
 2,425,000             Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                                           2,413,916
10,395,000             Protective Life Corp., 4.3%, 9/30/28 (144A)                                                     10,304,043
 4,250,000             Protective Life Corp., 7.375%, 10/15/19                                                          4,368,804
 3,680,000             Protective Life Global Funding, 2.615%, 8/22/22 (144A)                                           3,576,968
 1,090,000             Prudential Financial, Inc., 4.5%, 11/16/21                                                       1,124,966
   690,000             Teachers Insurance & Annuity Association of America,
                       6.85%, 12/16/39 (144A)                                                                             897,147
 9,065,000             Torchmark Corp., 4.55%, 9/15/28                                                                  9,210,448
                                                                                                                   --------------
                       Total Insurance                                                                             $  102,711,812
---------------------------------------------------------------------------------------------------------------------------------
                       Internet -- 0.8%
 9,595,000             Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                                  $    8,872,100
 3,265,000             Amazon.com, Inc., 2.8%, 8/22/24                                                                  3,173,441
 7,170,000             Booking Holdings, Inc., 3.55%, 3/15/28                                                           6,754,351
 1,925,000             Booking Holdings, Inc., 3.6%, 6/1/26                                                             1,870,227
 7,875,000             Booking Holdings, Inc., 3.65%, 3/15/25                                                           7,668,809
 4,125,000             Expedia Group, Inc., 3.8%, 2/15/28                                                               3,740,690
 5,900,000             Expedia Group, Inc., 4.5%, 8/15/24                                                               5,907,542
   950,000             Expedia Group, Inc., 5.0%, 2/15/26                                                                 959,642
                                                                                                                   --------------
                       Total Internet                                                                              $   38,946,802
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 41

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Iron & Steel -- 0.1%
 3,550,000             Commercial Metals Co., 4.875%, 5/15/23                                                      $    3,354,750
 1,525,000             Commercial Metals Co., 5.75%, 4/15/26 (144A)                                                     1,414,438
                                                                                                                   --------------
                       Total Iron & Steel                                                                          $    4,769,188
---------------------------------------------------------------------------------------------------------------------------------
                       Media -- 0.5%
 7,745,000             Comcast Corp., 4.15%, 10/15/28                                                              $    7,864,525
 6,455,000             Comcast Corp., 4.25%, 10/15/30                                                                   6,527,991
 5,013,000             Sky, Ltd., 3.75%, 9/16/24 (144A)                                                                 4,994,621
 3,450,000             Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                          3,415,500
                                                                                                                   --------------
                       Total Media                                                                                 $   22,802,637
---------------------------------------------------------------------------------------------------------------------------------
                       Mining -- 0.2%
 1,325,000             Anglo American Capital Plc, 4.0%, 9/11/27 (144A)                                            $    1,198,938
 2,750,000             Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                                                2,633,753
 6,600,000             Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                               6,482,610
                                                                                                                   --------------
                       Total Mining                                                                                $   10,315,301
---------------------------------------------------------------------------------------------------------------------------------
                       Miscellaneous Manufacturers -- 0.1%
 1,368,000             Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                               $    1,330,380
 3,485,000             Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                                  3,284,612
 1,392,000             General Electric Co., 5.3%, 2/11/21                                                              1,393,726
                                                                                                                   --------------
                       Total Miscellaneous Manufacturers                                                           $    6,008,718
---------------------------------------------------------------------------------------------------------------------------------
                       Multi-National -- 0.1%
 2,230,000             Banque Ouest Africaine de Developpement, 5.0%,
                       7/27/27 (144A)                                                                              $    2,086,656
 4,450,000             Banque Ouest Africaine de Developpement, 5.5%,
                       5/6/21 (144A)                                                                                    4,518,664
                                                                                                                   --------------
                       Total Multi-National                                                                        $    6,605,320
---------------------------------------------------------------------------------------------------------------------------------
                       Oil & Gas -- 0.9%
 6,360,000             BP Capital Markets Plc, 3.062%, 3/17/22                                                     $    6,302,124
 5,275,000             CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                     5,347,621
 5,138,000             Continental Resources, Inc., 4.375%, 1/15/28                                                     4,833,634
   215,000             Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                                      218,768
 1,770,000             Newfield Exploration Co., 5.375%, 1/1/26                                                         1,734,600
 1,400,000             Newfield Exploration Co., 5.625%, 7/1/24                                                         1,417,500
 4,750,000             Sinopec Group Overseas Development 2014, Ltd.,
                       4.375%, 4/10/24 (144A)                                                                           4,849,565
10,050,000             Sinopec Group Overseas Development 2015, Ltd.,
                       2.5%, 4/28/20 (144A)                                                                             9,926,505
 8,468,000             Valero Energy Corp., 6.625%, 6/15/37                                                             9,277,853
                                                                                                                   --------------
                       Total Oil & Gas                                                                             $   43,908,170
---------------------------------------------------------------------------------------------------------------------------------
                       Oil & Gas Services -- 0.1%
 2,250,000             Halliburton Co., 7.6%, 8/15/96 (144A)                                                       $    2,881,775
                                                                                                                   --------------
                       Total Oil & Gas Services                                                                    $    2,881,775
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Pharmaceuticals -- 1.5%
12,975,000             AbbVie, Inc., 4.875%, 11/14/48                                                              $   12,105,609
 4,900,000             Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                                  4,768,978
12,950,000             Cardinal Health, Inc., 3.079%, 6/15/24                                                          12,160,794
   650,000             CVS Health Corp., 2.25%, 8/12/19                                                                   646,816
 5,050,000             CVS Health Corp., 4.1%, 3/25/25                                                                  4,999,613
   487,194             CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                                     495,769
 2,571,521             CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                   2,703,501
 1,775,492             CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                                   1,912,225
 3,279,855             CVS Pass-Through Trust, 6.036%, 12/10/28                                                         3,491,771
 4,733,440             CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                                   5,724,595
 1,391,000             Perrigo Finance Unlimited Co., 3.5%, 3/15/21                                                     1,367,358
 4,570,000             Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                                    4,228,977
11,181,000             Perrigo Finance Unlimited Co., 4.375%, 3/15/26                                                  10,147,156
 3,084,000             Shire Acquisitions Investments Ireland, DAC,
                       3.2%, 9/23/26                                                                                    2,790,779
 7,150,000             Takeda Pharmaceutical Co., Ltd., 4.0%,
                       11/26/21 (144A)                                                                                  7,247,519
                                                                                                                   --------------
                       Total Pharmaceuticals                                                                       $   74,791,460
---------------------------------------------------------------------------------------------------------------------------------
                       Pipelines -- 3.9%
 9,940,000             Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
                       4.25%, 12/1/27                                                                              $    9,383,411
 5,595,000             Cheniere Energy Partners LP, 5.25%, 10/1/25                                                      5,217,337
   750,000             DCP Midstream Operating LP, 5.35%, 3/15/20 (144A)                                                  752,813
 3,450,000             DCP Midstream Operating LP, 5.375%, 7/15/25                                                      3,372,375
 4,025,000             DCP Midstream Operating LP, 5.6%, 4/1/44                                                         3,481,625
 8,361,000             Enable Midstream Partners LP, 3.9%, 5/15/24                                                      8,020,175
 3,629,000             Enable Midstream Partners LP, 4.4%, 3/15/27                                                      3,388,542
 6,080,000             Enable Midstream Partners LP, 4.95%, 5/15/28                                                     5,755,450
10,550,000             Enbridge, Inc., 3.7%, 7/15/27                                                                    9,992,373
 1,149,000             Energy Transfer LP, 5.5%, 6/1/27                                                                 1,120,275
 5,130,000             Energy Transfer Operating LP, 6.0%, 6/15/48                                                      4,995,657
 4,207,000             Energy Transfer Operating LP, 6.5%, 2/1/42                                                       4,198,690
 2,981,000             EnLink Midstream Partners LP, 5.45%, 6/1/47                                                      2,410,811
 3,573,000             Enterprise Products Operating LLC, 2.8%, 2/15/21                                                 3,535,512
11,775,000             Enterprise Products Operating LLC, 4.15%, 10/16/28                                              11,715,669
10,830,000             Kinder Morgan, Inc., 5.05%, 2/15/46                                                              9,889,271
15,125,000             Kinder Morgan, Inc., 5.55%, 6/1/45                                                              14,979,334
 2,182,000             MPLX LP, 4.0%, 3/15/28                                                                           2,045,081
 4,725,000             MPLX LP, 4.125%, 3/1/27                                                                          4,498,737
 3,875,000             MPLX LP, 4.875%, 12/1/24                                                                         3,944,482
 3,045,000             MPLX LP, 4.875%, 6/1/25                                                                          3,072,900
 6,920,000             MPLX LP, 5.5%, 2/15/49                                                                           6,731,176
12,125,000             Phillips 66 Partners LP, 3.75%, 3/1/28                                                          11,198,108

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 43

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Pipelines -- (continued)
 2,295,000             Phillips 66 Partners LP, 4.9%, 10/1/46                                                      $    2,103,912
10,675,000             Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                                     10,710,652
 6,730,000             Sunoco Logistics Partners Operations LP,
                       5.35%, 5/15/45                                                                                   5,956,959
10,876,000             Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                           9,855,898
   786,000             Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                             759,340
 2,713,000             Targa Resources Partners LP/Targa Resources Partners
                       Finance Corp., 5.0%, 1/15/28                                                                     2,455,265
 8,870,000             Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                              8,374,398
17,007,000             Williams Cos., Inc., 5.75%, 6/24/44                                                             17,092,534
 2,475,000             Williams Cos., Inc., 7.75%, 6/15/31                                                              2,989,704
                                                                                                                   --------------
                       Total Pipelines                                                                             $  193,998,466
---------------------------------------------------------------------------------------------------------------------------------
                       REITS -- 1.6%
 2,681,000             Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                       $    2,660,048
 2,768,000             Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                             2,784,755
 1,350,000             Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                            1,309,938
 3,415,000             Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                              3,515,571
 3,450,000             Duke Realty LP, 3.625%, 4/15/23                                                                  3,447,336
 8,560,000             Duke Realty LP, 3.75%, 12/1/24                                                                   8,495,403
 9,500,000             Essex Portfolio LP, 3.5%, 4/1/25                                                                 9,233,158
 1,480,000             Essex Portfolio LP, 3.625%, 5/1/27                                                               1,426,574
 6,805,000             Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                            6,396,094
 4,675,000             Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                           4,451,270
 2,032,000             Highwoods Realty LP, 3.2%, 6/15/21                                                               2,007,168
 3,390,000             Highwoods Realty LP, 3.625%, 1/15/23                                                             3,350,021
 7,105,000             Highwoods Realty LP, 4.125%, 3/15/28                                                             6,951,679
 1,800,000             SBA Tower Trust, 2.877%, 7/9/21 (144A)                                                           1,766,987
 6,975,000             SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                          6,920,351
 1,520,000             UDR, Inc., 2.95%, 9/1/26                                                                         1,401,082
 6,077,000             UDR, Inc., 4.0%, 10/1/25                                                                         6,058,139
 5,300,000             UDR, Inc., 4.4%, 1/26/29                                                                         5,345,593
                                                                                                                   --------------
                       Total REITS                                                                                 $   77,521,167
---------------------------------------------------------------------------------------------------------------------------------
                       Retail -- 0.4%
 7,040,000             Alimentation Couche-Tard, Inc., 3.55%,
                       7/26/27 (144A)                                                                              $    6,573,065
 3,994,000             AutoZone, Inc., 2.5%, 4/15/21                                                                    3,905,607
 7,505,000             Walmart, Inc., 3.4%, 6/26/23                                                                     7,582,335
                                                                                                                   --------------
                       Total Retail                                                                                $   18,061,007
---------------------------------------------------------------------------------------------------------------------------------
                       Software -- 0.2%
 5,501,000             Fiserv, Inc., 3.8%, 10/1/23                                                                 $    5,535,256
 5,650,000             salesforce.com, Inc., 3.7%, 4/11/28                                                              5,679,858
                                                                                                                   --------------
                       Total Software                                                                              $   11,215,114
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Telecommunications -- 0.2%
 5,227,000             CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                                            $    4,233,870
 3,989,000             Level 3 Financing, Inc., 5.375%, 1/15/24                                                         3,799,522
 1,500,000             Unison Ground Lease Funding LLC, 2.981%,
                       3/15/20 (144A)                                                                                   1,489,643
                                                                                                                   --------------
                       Total Telecommunications                                                                    $    9,523,035
---------------------------------------------------------------------------------------------------------------------------------
                       Transportation -- 0.4%
 6,650,000             TTX Co., 3.6%, 1/15/25 (144A)                                                               $    6,617,041
 3,250,000             TTX Co., 4.2%, 7/1/46 (144A)                                                                     3,114,507
13,715,000             Union Pacific Corp., 3.375%, 2/1/35                                                             12,002,907
                                                                                                                   --------------
                       Total Transportation                                                                        $   21,734,455
---------------------------------------------------------------------------------------------------------------------------------
                       Trucking & Leasing -- 0.1%
 4,825,000             Penske Truck Leasing Co. LP/PTL Finance Corp.,
                       3.375%, 2/1/22 (144A)                                                                       $    4,771,137
                                                                                                                   --------------
                       Total Trucking & Leasing                                                                    $    4,771,137
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS
                       (Cost $1,467,779,037)                                                                       $1,422,020,927
---------------------------------------------------------------------------------------------------------------------------------
                       FOREIGN GOVERNMENT BONDS --
                       0.3% of Net Assets
                       Mexico -- 0.2%
13,425,000             Mexico Government International Bond,
                       4.6%, 2/10/48                                                                               $   11,914,687
                                                                                                                   --------------
                       Total Mexico                                                                                $   11,914,687
---------------------------------------------------------------------------------------------------------------------------------
                       Nigeria -- 0.1%
 4,550,000             Africa Finance Corp., 4.375%, 4/29/20 (144A)                                                $    4,499,577
                                                                                                                   --------------
                       Total Nigeria                                                                               $    4,499,577
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL FOREIGN GOVERNMENT BONDS
                       (Cost $16,890,470)                                                                          $   16,414,264
---------------------------------------------------------------------------------------------------------------------------------
                       INSURANCE-LINKED SECURITIES --
                       4.0% of Net Assets(k)
                       CATASTROPHE LINKED BONDS -- 1.4%
                       Earthquakes -- California -- 0.2%
 2,800,000(b)          Golden State Re II, 4.637% (3 Month U.S. Treasury
                       Bill + 220 bps), 1/8/19 (144A)                                                              $    2,800,000
 2,700,000(b)          Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                                                   2,663,010
 3,000,000(b)          Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)                                                  2,934,000
   800,000(b)          Ursa Re, 8.452% (3 Month U.S. Treasury Bill +
                       600 bps), 5/27/20 (144A)                                                                           788,000
                                                                                                                   --------------
                                                                                                                   $    9,185,010
---------------------------------------------------------------------------------------------------------------------------------
                       Earthquakes -- Chile -- 0.0%+
 1,500,000(b)          International Bank for Reconstruction & Development,
                       4.916% (3 Month USD LIBOR + 250 bps),
                       2/15/21 (144A)                                                                              $    1,491,150
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 45

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Earthquakes -- Colombia -- 0.0%+
 1,250,000(b)          International Bank for Reconstruction & Development,
                       5.416% (3 Month USD LIBOR + 300 bps), 2/15/21
                       (144A)                                                                                      $    1,237,875
---------------------------------------------------------------------------------------------------------------------------------
                       Earthquakes -- Mexico -- 0.0%+
 1,050,000(b)          International Bank for Reconstruction & Development,
                       4.916% (3 Month USD LIBOR + 250 bps), 2/14/20
                       (144A)                                                                                      $    1,041,180
---------------------------------------------------------------------------------------------------------------------------------
                       Earthquakes -- U.S. -- 0.0%+
   650,000(b)          Acorn Re, 4.986% (3 Month USD LIBOR + 275 bps),
                       11/10/21 (144A)                                                                             $      640,510
   700,000(b)          Kilimanjaro Re, 6.195% (3 Month U.S. Treasury Bill +
                       375 bps), 11/25/19 (144A)                                                                          687,470
                                                                                                                   --------------
                                                                                                                   $    1,327,980
---------------------------------------------------------------------------------------------------------------------------------
                       Health -- U.S. -- 0.1%
 2,000,000(b)          Vitality Re V, 4.202% (3 Month U.S. Treasury Bill +
                       175 bps), 1/7/19 (144A)                                                                     $    2,000,000
 2,900,000(b)          Vitality Re VII, 4.602% (3 Month U.S. Treasury Bill +
                       215 bps), 1/7/20 (144A)                                                                          2,911,020
 1,000,000(b)          Vitality Re VII, 5.102% (3 Month U.S. Treasury Bill +
                       265 bps), 1/7/20 (144A)                                                                          1,006,700
                                                                                                                   --------------
                                                                                                                   $    5,917,720
---------------------------------------------------------------------------------------------------------------------------------
                       Hurricane -- Gulf Region -- 0.1%
 4,150,000(b)          Alamo Re, 6.832% (3 Month U.S. Treasury Bill +
                       439 bps), 6/7/19 (144A)                                                                     $    4,156,225
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- U.S. -- 0.5%
 2,000,000(b)          Bowline Re, 6.945% (3 Month U.S. Treasury Bill +
                       450 bps), 5/23/22 (144A)                                                                    $    1,939,000
 1,350,000(b)          Caelus Re IV, 7.972% (3 Month U.S. Treasury Bill +
                       553 bps), 3/6/20 (144A)                                                                          1,296,000
 1,000,000(b)          Caelus Re V, 2.942% (1 Month U.S. Treasury Bill +
                       50 bps), 6/5/20 (144A)                                                                             180,000
   750,000(b)          Caelus Re V, 5.652% (3 Month U.S. Treasury Bill +
                       321 bps), 6/5/20 (144A)                                                                            650,475
 2,000,000(b)          Kilimanjaro Re, 6.858% (3 Month USD LIBOR +
                       465 bps), 5/6/22 (144A)                                                                          1,932,800
 3,000,000(b)          Kilimanjaro Re, 9.195% (3 Month U.S. Treasury Bill +
                       675 bps), 12/6/19 (144A)                                                                         2,990,700
 1,500,000(b)          Kilimanjaro Re, 11.695% 3 Month U.S. Treasury Bill +
                       925 bps), 12/6/19 (144A)                                                                         1,490,700
 2,600,000(b)          Kilimanjaro II Re, 8.293% (6 Month USD LIBOR +
                       572 bps), 4/20/21 (144A)                                                                         2,578,420
 3,500,000(b)          Kilimanjaro II Re, 9.713% (6 Month USD LIBOR +
                       714 bps), 4/20/21 (144A)                                                                         3,466,750
 1,250,000+(b)         Panthera Re, 5.945% (3 Month U.S. Treasury Bill +
                       350 bps), 3/9/20 (144A)                                                                          1,267,750

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- U.S. -- (continued)
 2,500,000(b)          Residential Reinsurance 2016, 6.272% (3 Month
                       U.S. Treasury Bill + 382 bps), 12/6/20 (144A)                                               $    2,488,250
 1,600,000(b)          Sanders Re, 5.644% (6 Month USD LIBOR + 307 bps),
                       12/6/21 (144A)                                                                                   1,575,360
 1,000,000(b)          Skyline Re, 4.942% (3 Month U.S. Treasury Bill +
                       250 bps), 1/6/20 (144A)                                                                          1,004,000
                                                                                                                   --------------
                                                                                                                   $   22,860,205
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- U.S. Regional -- 0.1%
   750,000(b)          First Coast Re, 6.298% (3 Month U.S. Treasury Bill +
                       382 bps), 6/7/19 (144A)                                                                     $      750,750
 2,500,000(b)          Long Point Re III, 5.195% (3 Month U.S. Treasury
                       Bill + 275 bps), 6/1/22 (144A)                                                                   2,482,750
                                                                                                                   --------------
                                                                                                                   $    3,233,500
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- Worldwide -- 0.2%
 1,300,000(b)          Galilei Re, 6.84% (6 Month USD LIBOR + 466 bps),
                       1/8/20 (144A)                                                                               $    1,295,580
 1,500,000(b)          Galilei Re, 6.86% (6 Month USD LIBOR + 466 bps),
                       1/8/21 (144A)                                                                                    1,470,000
 1,300,000(b)          Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                       1/8/20 (144A)                                                                                    1,287,260
 1,200,000(b)          Galilei Re, 7.65% (6 Month USD LIBOR + 545 bps),
                       1/8/21 (144A)                                                                                    1,175,760
 1,400,000(b)          Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                       1/8/20 (144A)                                                                                    1,385,580
 1,500,000(b)          Galilei Re, 8.73% (6 Month USD LIBOR + 653 bps),
                       1/8/21 (144A)                                                                                    1,469,700
 2,100,000+(f)         Sector Re V, Series 8, Class C, 12/1/23 (144A)                                                   2,113,117
   400,000+(f)         Sector Re V, Series 8, Class D, 12/1/23 (144A)                                                     402,499
                                                                                                                   --------------
                                                                                                                   $   10,599,496
---------------------------------------------------------------------------------------------------------------------------------
                       Pandemic -- Worldwide -- 0.1%
 1,700,000(b)          International Bank for Reconstruction & Development,
                       9.365% (6 Month USD LIBOR + 690 bps),
                       7/15/20 (144A)                                                                              $    1,704,760
---------------------------------------------------------------------------------------------------------------------------------
                       Windstorm -- Florida -- 0.0%+
 1,400,000(b)          Casablanca Re, 6.415% (6 Month USD LIBOR +
                       393 bps), 6/4/20 (144A)                                                                     $    1,413,300
---------------------------------------------------------------------------------------------------------------------------------
                       Windstorm -- Japan -- 0.0%+
   500,000(b)          Aozora Re, 4.681% (6 Month USD LIBOR + 224 bps),
                       4/7/20 (144A)                                                                               $      495,800
---------------------------------------------------------------------------------------------------------------------------------
                       Windstorm -- Texas -- 0.0%+
 1,700,000(b)          Alamo Re, 7.292% (3 Month U.S. Treasury Bill +
                       485 bps), 6/8/20 (144A)                                                                     $    1,690,820
---------------------------------------------------------------------------------------------------------------------------------
                       Windstorm -- U.S. Multistate -- 0.0%+
 1,000,000(b)          Citrus Re, 2.942% (1 Month U.S. Treasury Bill +
                       50 bps), 4/9/20 (144A)                                                                      $      935,000
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 47

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Windstorm -- Worldwide -- 0.1%
 2,000,000(b)          Queen Street XI Re, 8.602% (3 Month U.S. Treasury
                       Bill + 615 bps), 6/7/19 (144A)                                                              $    1,996,400
                                                                                                                   --------------
                       Total Catastrophe Linked Bonds                                                              $   69,286,421
---------------------------------------------------------------------------------------------------------------------------------
                       COLLATERALIZED REINSURANCE -- 0.6%
                       Earthquakes -- California -- 0.2%
 2,200,000+(g)         Resilience Re, Variable Rate Notes, 1/8/19 (144A)                                           $    2,200,000
 3,600,000+(g)         Resilience Re, Variable Rate Notes, 1/8/19 (144A)                                                3,600,000
 1,600,000+(g)         Resilience Re, Variable Rate Notes, 10/8/19                                                      1,699,360
                                                                                                                   --------------
                                                                                                                   $    7,499,360
---------------------------------------------------------------------------------------------------------------------------------
                       Hurricane -- U.S. -- 0.0%+
 1,200,000+(g)         Oakmont Re 2018-2, Variable Rate Notes, 4/30/19                                             $       27,120
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- Massachusetts -- 0.1%
 5,000,000+(g)         Denning Re 2018, Variable Rate Notes, 7/15/19                                               $    4,970,892
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- U.S. -- 0.0%+
 2,800,000+(g)         Kingsbarns Re 2017, Variable Rate Notes, 5/15/19                                            $      428,960
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- U.S. Regional -- 0.0%+
 1,000,000+(g)         EC0012 Re, Variable Rate Notes, 6/15/19                                                     $      976,000
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- Worldwide -- 0.2%
 4,918,415+(g)         Kilarney Re 2018, Variable Rate Notes, 4/15/19                                              $    4,436,410
   600,000+(g)         Limestone Re 2016-1, Variable Rate Notes, 8/31/21                                                  689,100
 1,750,000+(g)         Limestone Re 2016-1, Variable Rate Notes, 8/31/21                                                2,009,875
 1,500,000+(g)         Resilience Re, Variable Rate Notes, 4/8/19                                                       1,518,300
 2,000,000+(g)         Resilience Re, Variable Rate Notes, 4/8/19                                                       2,015,800
 3,600,000+(g)         Resilience Re, Variable Rate Notes, 5/1/19                                                          36,000
   567,400+(g)         Seminole Re 2018, Variable Rate Notes, 1/15/20                                                     504,248
   553,333+(g)         Walton Health Re 2018, Variable Rate Notes, 6/15/19                                                276,667
                                                                                                                   --------------
                                                                                                                   $   11,486,400
---------------------------------------------------------------------------------------------------------------------------------
                       Windstorm -- Florida -- 0.0%+
 1,500,000+(g)         Formby Re 2018, Variable Rate Notes, 6/15/19                                                $    1,506,803
   511,212+(g)         Formby Re 2018-2, Variable Rate Notes, 3/31/19                                                     522,459
                                                                                                                   --------------
                                                                                                                   $    2,029,262
---------------------------------------------------------------------------------------------------------------------------------
                       Windstorm -- U.S. Regional -- 0.1%
 2,022,204+(g)         Hillside Re 2018, Variable Rate Notes, 7/1/19                                               $       35,389
 1,000,000+(g)         Oakmont Re 2017, Variable Rate Notes, 4/15/19                                                       11,500
   815,825+(g)         Oakmont Re 2018, Variable Rate Notes, 4/15/19                                                      760,920
 2,600,000+(g)         Promissum Re 2018, Variable Rate Notes, 6/15/19                                                  2,600,000
   250,000+(g)         Resilience Re, Variable Rate Notes, 6/15/19                                                        258,850
                                                                                                                   --------------
                                                                                                                   $    3,666,659
                                                                                                                   --------------
                       Total Collateralized Reinsurance                                                            $   31,084,653
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       INDUSTRY LOSS WARRANTIES -- 0.2%
                       Multiperil -- U.S. -- 0.2%
 4,257,500+(g)         Cypress Re 2018, Variable Rate Notes, 4/15/19                                               $    3,980,337
 1,244,707+(g)         Laytown Re, Variable Rate Notes, 4/15/19                                                         1,210,104
 5,343,100+(g)         Pinehurst Re 2018, Variable Rate Notes, 4/15/19                                                  5,032,131
                                                                                                                   --------------
                       Total Industry Loss Warranties                                                              $   10,222,572
---------------------------------------------------------------------------------------------------------------------------------
                       REINSURANCE SIDECARS -- 1.8%
                       Multiperil -- U.S. -- 0.2%
 3,000,000+(g)         Carnoustie Re 2015, Variable Rate Notes, 7/1/19                                             $        9,600
 3,600,000+(g)         Carnoustie Re 2016, Variable Rate Notes, 11/30/20                                                   97,200
 4,500,000+(g)         Carnoustie Re 2017, Variable Rate Notes, 11/30/21                                                1,143,900
 2,000,000+(g)         Carnoustie Re 2018, Variable Rate Notes, 12/31/21                                                1,938,950
 1,139,928+(g)         Carnoustie Re 2019, Variable Rate Notes, 12/31/22                                                1,139,928
 1,300,000+(g)         Castle Stuart Housing Association Re 2018, Variable
                       Rate Notes, 12/1/21                                                                              1,096,420
 2,000,000+(g)         Harambee Re 2018, Variable Rate Notes, 12/31/21                                                  1,803,000
 3,609,302+(g)         Harambee Re 2019, Variable Rate Notes, 12/31/22                                                  3,609,302
 1,000,000+(g)         Prestwick Re 2015-1, Variable Rate Notes, 7/1/19                                                    17,000
 1,200,007+(g)         Sector Re V, Series 7, Class G, Variable Rate Notes,
                       3/1/22 (144A)                                                                                      864,482
                                                                                                                   --------------
                                                                                                                   $   11,719,782
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- Worldwide -- 1.6%
 1,100,000+(g)         Alturas Re 2019-1, Variable Rate Notes, 3/10/23                                             $    1,100,000
 2,800,000+(g)         Alturas Re 2019-2, Variable Rate Notes, 3/10/22                                                  2,800,000
   900,000+(g)         Arlington Re 2015, Variable Rate Notes, 2/1/19                                                      43,740
   750,000+(g)         Arlington Re 2016, Variable Rate Notes, 2/28/19                                                     97,875
 2,000,000+(g)         Berwick Re 2017-1, Variable Rate Notes, 2/1/19                                                      66,200
10,192,268+(g)         Berwick Re 2018-1, Variable Rate Notes, 12/31/21                                                 9,692,123
 7,846,828+(g)         Berwick Re 2019-1, Variable Rate Notes, 12/31/22                                                 7,846,828
 1,250,000+(g)         Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                                                1,315,000
   397,500+(g)         Eden Re II, Variable Rate Notes, 3/22/21 (144A)                                                     81,964
   841,500+(g)         Eden Re II, Variable Rate Notes, 3/22/21                                                           166,785
 3,717,000+(g)         Eden Re II, Variable Rate Notes, 3/22/22 (144A)                                                  3,933,329
   600,000+(g)         Eden Re II, Variable Rate Notes, 3/22/23 (144A)                                                    600,000
 2,500,000+(g)         Eden Re II, Variable Rate Notes, 3/22/22 (144A)                                                  2,647,000
 3,500,000+(g)         Gleneagles Re 2016, Variable Rate Notes, 11/30/20                                                  217,000
 1,000,000+(g)         Gleneagles Re 2018, Variable Rate Notes, 12/31/21                                                1,005,100
   886,832+(g)         Gleneagles Re 2019, Variable Rate Notes, 12/31/22                                                  886,832
 2,118,314+(g)         Gullane Re 2018, Variable Rate Notes, 12/31/21                                                   1,842,933
 2,500,000+(g)         Limestone Re 2018, Variable Rate Notes, 3/1/22                                                   2,550,750
   500,000+(g)         Lion Rock Re 2019, Variable Rate Notes, 1/31/20                                                    500,000
 3,000,000+(g)         Lorenz Re 2017, Variable Rate Notes, 3/31/20                                                       435,300
 5,000,000+(g)         Lorenz Re 2018, Variable Rate Notes, 7/1/21                                                      3,552,000
 2,000,000+(g)         Madison Re 2016, Variable Rate Notes, 3/31/19                                                       55,600
 1,500,000+(g)         Madison Re 2017, Variable Rate Notes, 12/31/19                                                     395,850
 2,000,000+(g)         Madison Re 2018, Variable Rate Notes, 12/31/21                                                   2,075,800

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 49

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Multiperil -- Worldwide -- (continued)
 7,000,000+(g)         Merion Re 2018-2, Variable Rate Notes, 12/31/21                                             $    6,826,890
 1,000,000+(g)         NCM Re 2019, Variable Rate Notes, 12/31/22                                                       1,000,000
 3,600,000+(g)         Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                                                       6,480
 4,000,000+(g)         Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                                                     9,600
 4,500,000+(g)         Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                                                    22,050
 3,000,000+(g)         Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                                                    16,200
 3,800,000+(g)         Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                                                 3,336,400
 6,500,000+(g)         Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                                                   5,546,450
   300,000+(g)         Sector Re V, Series 7, Class C, Variable Rate Notes,
                       12/1/22 (144A)                                                                                     289,131
   300,000+(g)         Sector Re V, Series 7, Class C, Variable Rate Notes,
                       12/1/22 (144A)                                                                                     289,131
   500,000+(g)         Sector Re V, Series 8, Class F, Variable Rate Notes,
                       3/1/23 (144A)                                                                                      520,079
 1,199,993+(g)         Sector Re V, Series 8, Class G, Variable Rate Notes,
                       3/1/23 (144A)                                                                                    1,248,182
 2,000,000+(g)         Silverton Re, Variable Rate Notes, 9/16/19 (144A)                                                   81,600
 3,000,000+(g)         St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                                                 203,400
 1,737,984+(g)         St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                                                 171,018
   500,000+(g)         Thopas Re 2018, Variable Rate Notes, 12/31/21                                                      443,300
 2,686,501+(g)         Thopas Re 2019, Variable Rate Notes, 12/31/22                                                    2,686,501
 4,000,000+(g)         Versutus Re 2016-1, Variable Rate Notes, 11/30/20                                                   18,800
 4,000,000+(g)         Versutus Re 2017-A, Variable Rate Notes, 11/30/21                                                    2,000
 2,000,000+(g)         Versutus Re 2018-A, Variable Rate Notes, 12/31/21                                                1,975,000
 1,715,899+(g)         Versutus Re 2019-B, Variable Rate Notes, 12/31/21                                                1,715,899
 1,000,000+(g)         Viribus Re 2018, Variable Rate Notes, 12/31/21                                                     930,000
 3,225,387+(g)         Viribus Re 2019, Variable Rate Notes, 12/31/22                                                   3,225,387
 1,623,326+(g)         Woburn Re 2018, Variable Rate Notes, 12/31/21                                                    1,266,194
                                                                                                                   --------------
                                                                                                                   $   75,737,701
                                                                                                                   --------------
                       Total Reinsurance Sidecars                                                                  $   87,457,483
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL INSURANCE-LINKED SECURITIES
                       (Cost $204,874,256)                                                                         $  198,051,129
---------------------------------------------------------------------------------------------------------------------------------
                       MUNICIPAL BONDS -- 2.4% of Net Assets(h)
                       Municipal General -- 0.3%
 3,220,000             Fairfax County Economic Development Authority,
                       Series A, 2.875%, 4/1/34                                                                    $    2,987,291
 4,075,000             JobsOhio Beverage System, Ohio Taxable Senior Lien,
                       Series B, 3.985%, 1/1/29                                                                         4,199,043
 1,035,000             JobsOhio Beverage System, Ohio Taxable Senior Lien,
                       Series B, 4.532%, 1/1/35                                                                         1,104,583
 2,830,000             Virginia Commonwealth Transportation Board,
                       Transportation Capital Projects, 3.0%, 5/15/39                                                   2,567,206
 2,325,000             Virginia Commonwealth Transportation Board,
                       Transportation Capital Projects, 4.0%, 5/15/31                                                   2,464,267
 2,335,000             Virginia Commonwealth Transportation Board,
                       Transportation Capital Projects, 4.0%, 5/15/32                                                   2,466,507
                                                                                                                   --------------
                       Total Municipal General                                                                     $   15,788,897
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Municipal General Obligation -- 0.5%
16,795,000(i)          Commonwealth of Pennsylvania, 1st Series,
                       4.0%, 1/1/29                                                                                $   17,980,895
 2,425,000(i)          State of Florida, Capital Outlay, Series C,
                       4.0%, 6/1/31                                                                                     2,647,397
 3,150,000(i)          State of Texas, Transportation Commission Mobility
                       Fund, Series A, 4.0%, 10/1/44                                                                    3,213,095
                                                                                                                   --------------
                       Total Municipal General Obligation                                                          $   23,841,387
---------------------------------------------------------------------------------------------------------------------------------
                       Municipal Higher Education -- 1.1%
   525,000             Amherst College, 3.794%, 11/1/42                                                            $      510,840
 1,025,000             Baylor University, Series A, 4.313%, 3/1/42                                                      1,043,593
 7,425,000             Massachusetts Development Finance Agency, Harvard
                       University, Series A, 5.0%, 7/15/40                                                              9,493,160
10,400,000             New York State Dormitory Authority, Columbia
                       University, Series A-2, 5.0%, 10/1/46                                                           13,596,336
 8,345,000             Rhode Island Health & Educational Building Corp.,
                       Brown University, Series A, 4.0%, 9/1/47                                                         8,622,555
16,810,000             University of California, Series AX, 3.063%, 7/1/25                                             16,590,293
 3,100,000             University of Virginia, Revenue, Refunding General
                       Green, Series A-2, 5.0%, 4/1/45                                                                  3,488,089
                                                                                                                   --------------
                       Total Municipal Higher Education                                                            $   53,344,866
---------------------------------------------------------------------------------------------------------------------------------
                       Municipal Medical -- 0.2%
 4,775,000             Illinois Finance Authority, Northwestern Memorial
                       Healthcare, 4.0%, 7/15/47                                                                   $    4,807,375
 1,695,000             Massachusetts Development Finance Agency, Partners
                       Healthcare System, 4.0%, 7/1/36                                                                  1,753,291
 2,910,000             Massachusetts Development Finance Agency, Partners
                       Healthcare System, 4.0%, 7/1/41                                                                  2,947,335
 1,765,000             Ohio Higher Educational Facility Commission, Cleveland
                       Clinic Health, Series A-1, 5.0%, 1/1/42                                                          1,908,000
                                                                                                                   --------------
                       Total Municipal Medical                                                                     $   11,416,001
---------------------------------------------------------------------------------------------------------------------------------
                       Municipal School District -- 0.1%
 2,800,000(i)          Frisco Independent School District, Refunding School
                       Building, 4.0%, 8/15/40                                                                     $    2,862,468
 1,750,000(i)          Frisco Independent School District, Refunding School
                       Building, 4.0%, 8/15/45                                                                          1,782,287
                                                                                                                   --------------
                       Total Municipal School District                                                             $    4,644,755
---------------------------------------------------------------------------------------------------------------------------------
                       Municipal Transportation -- 0.1%
 2,350,000             Central Florida Expressway Authority, 5.0%, 7/1/38                                          $    2,649,413
   600,000             Port Authority of New York & New Jersey,
                       Consolidated-174TH, 4.458%, 10/1/62                                                                610,446
                                                                                                                   --------------
                       Total Municipal Transportation                                                              $    3,259,859
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 51

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Municipal Water -- 0.1%
 2,410,000             JEA Water & Sewer System Revenue, Series A,
                       4.0%, 10/1/35                                                                               $    2,557,854
 2,435,000             JEA Water & Sewer System Revenue, Series A,
                       4.0%, 10/1/39                                                                                    2,527,798
                                                                                                                   --------------
                       Total Municipal Water                                                                       $    5,085,652
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL MUNICIPAL BONDS
                       (Cost $119,600,372)                                                                         $  117,381,417
---------------------------------------------------------------------------------------------------------------------------------
                       SENIOR SECURED FLOATING RATE LOAN
                       INTERESTS -- 2.3% of Net Assets*(b)
                       Automobile -- 0.3%
   613,855             Allison Transmission, Inc., New Term Loan, 4.26%
                       (LIBOR + 175 bps), 9/23/22                                                                  $      607,103
 4,119,375             American Axle & Manufacturing, Inc., Tranche B Term
                       Loan, 4.752% (LIBOR + 225 bps), 4/6/24                                                           3,922,675
 1,354,032             Cooper-Standard Automotive, Inc., Additional Term B-1
                       Loan, 4.522% (LIBOR + 200 bps), 11/2/23                                                          1,289,716
 1,968,085             CWGS Group LLC (aka Camping World, Inc.), Term Loan,
                       5.129% (LIBOR + 275 bps), 11/8/23                                                                1,784,807
 1,396,667             Goodyear Tire & Rubber Co., Second Lien Term Loan,
                       4.455% (LIBOR + 200 bps), 3/3/25                                                                 1,338,705
   733,182             Navistar, Inc., Tranche B Term Loan, 5.89% (LIBOR +
                       350 bps), 11/6/24                                                                                  705,687
 1,424,519             TI Group Automotive Systems LLC, Initial US Term Loan,
                       5.022% (LIBOR + 250 bps), 6/30/22                                                                1,362,196
                                                                                                                   --------------
                       Total Automobile                                                                            $   11,010,889
---------------------------------------------------------------------------------------------------------------------------------
                       Beverage, Food & Tobacco -- 0.1%
 1,673,075             Darling Ingredients, Inc. (fka Darling International,
                       Inc.), Term B Loan, 4.57% (LIBOR + 200 bps/
                       PRIME + 100 bps), 12/18/24                                                                  $    1,658,436
 4,036,427             JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                       5.26% (LIBOR + 250 bps), 10/30/22                                                                3,891,366
                                                                                                                   --------------
                       Total Beverage, Food & Tobacco                                                              $    5,549,802
---------------------------------------------------------------------------------------------------------------------------------
                       Broadcasting & Entertainment -- 0.0%+
   408,127             UPC Financing Partnership, Facility AR, 4.955%
                       (LIBOR + 250 bps), 1/15/26                                                                  $      389,506
                                                                                                                   --------------
                       Total Broadcasting & Entertainment                                                          $      389,506
---------------------------------------------------------------------------------------------------------------------------------
                       Buildings & Real Estate -- 0.0%+
   417,880             Builders FirstSource, Inc., Refinancing Term Loan,
                       5.803% (LIBOR + 300 bps), 2/29/24                                                           $      393,644
 1,600,800             Communications Sales & Leasing, Inc. (CSL Capital
                       LLC), Shortfall Term Loan, 5.522% (LIBOR +
                       300 bps), 10/24/22                                                                               1,442,053
                                                                                                                   --------------
                       Total Buildings & Real Estate                                                               $    1,835,697
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Chemicals -- 0.0%+
   411,308             Allnex (Luxembourg) & Cy SCA (fka AI Chem &
                       Cy SCA), Tranche B-2 Term Loan, 5.956% (LIBOR +
                       325 bps), 9/13/23                                                                           $      404,624
   309,889             Allnex (Luxembourg) & Cy SCA (fka AI Chem &
                       Cy SCA), Tranche B-3 Term Loan, 5.956% (LIBOR +
                       325 bps), 9/13/23                                                                                  304,853
                                                                                                                   --------------
                       Total Chemicals                                                                             $      709,477
---------------------------------------------------------------------------------------------------------------------------------
                       Chemicals, Plastics & Rubber -- 0.1%
   491,250             Berry Global, Inc. (fka Berry Plastics Corp.), Term R
                       Loan, 4.387% (LIBOR + 200 bps), 1/19/24                                                     $      478,662
   385,788             Infiltrator Water Technologies LLC, First Lien Term
                       B-2 Loan, 5.803% (LIBOR + 300 bps), 5/27/22                                                        376,143
   621,818             MacDermid, Inc. (Platform Specialty Products Corp.),
                       Tranche B-6 Term Loan, 5.522% (LIBOR +
                       300 bps), 6/7/23                                                                                   612,491
   585,116             Nexeo Solutions LLC, Term B-1 Loan, 5.926%
                       (LIBOR + 325 bps), 6/9/23                                                                          577,071
   517,929             Omnova Solutions, Inc., Term B-2 Loan, 5.772%
                       (LIBOR + 325 bps), 8/25/23                                                                         506,275
   236,398(j)          Platform Specialty Products Corp., Term Loan, 11/14/25                                             229,306
   478,884             Tronox Blocked Borrower LLC, First Lien Blocked Dollar
                       Term Loan, 5.522% (LIBOR + 300 bps), 9/23/24                                                       466,826
 1,105,116             Tronox Finance LLC, First Lien Initial Dollar Term
                       Loan, 5.522% (LIBOR + 300 bps), 9/23/24                                                          1,077,291
   140,809             W.R. Grace & Co-CONN, Term B-1 Loan, 4.553%
                       (LIBOR + 175 bps), 4/3/25                                                                          136,878
   241,386             W.R. Grace & Co-CONN, Term B-2 Loan, 4.553%
                       (LIBOR + 175 bps), 4/3/25                                                                          234,647
                                                                                                                   --------------
                       Total Chemicals, Plastics & Rubber                                                          $    4,695,590
---------------------------------------------------------------------------------------------------------------------------------
                       Computers & Electronics -- 0.1%
 1,065,722             Energy Acquisition LP (aka Electrical Components
                       International), First Lien Initial Term Loan, 7.053%
                       (LIBOR + 425 bps), 6/26/25                                                                  $    1,039,079
 3,359,598             Microchip Technology, Inc., Initial Term Loan, 4.53%
                       (LIBOR + 200 bps), 5/29/25                                                                       3,195,818
   798,040             ON Semiconductor Corp., 2018 New Replacement
                       Term B-3 Loan, 4.272% (LIBOR + 175 bps), 3/31/23                                                   772,353
   312,891             Rocket Software, Inc., First Lien Initial Term Loan,
                       6.772% (LIBOR + 425 bps), 11/28/25                                                                 307,415
                                                                                                                   --------------
                       Total Computers & Electronics                                                               $    5,314,665
---------------------------------------------------------------------------------------------------------------------------------
                       Diversified & Conglomerate Manufacturing -- 0.0%+
   318,384             Ranpak Corp., Tranche B-1 USD Term Loan, 5.772%
                       (LIBOR + 325 bps), 10/1/21                                                                  $      315,996
                                                                                                                   --------------
                       Total Diversified & Conglomerate Manufacturing                                              $      315,996
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 53

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Diversified & Conglomerate Service -- 0.2%
   568,039             Bright Horizons Family Solutions LLC (fka Bright
                       Horizons Family Solutions, Inc.), Term B Loan,
                       4.272% (LIBOR + 175 bps), 11/7/23                                                           $      548,631
 1,251,250             Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                       Closing Date Term Loan, 5.272% (LIBOR +
                       275 bps), 3/1/24                                                                                 1,192,076
   640,250             Constellis Holdings LLC, First Lien Term B Loan,
                       7.522% (LIBOR + 500 bps), 4/21/24                                                                  616,240
   501,592             Filtration Group Corp., Initial Dollar Term Loan,
                       5.522% (LIBOR + 300 bps), 3/29/25                                                                  484,663
   508,250             Iqvia, Inc. (Quintiles IMS), Term B-1 Dollar Loan,
                       4.803% (LIBOR + 200 bps), 3/7/24                                                                   492,621
 2,339,848             NVA Holdings, Inc., First Lien Term B-3 Loan, 5.272%
                       (LIBOR + 275 bps), 2/2/25                                                                        2,213,106
 1,080,750             Team Health Holdings, Inc., Initial Term Loan, 5.272%
                       (LIBOR + 275 bps), 2/6/24                                                                          975,377
                                                                                                                   --------------
                       Total Diversified & Conglomerate Service                                                    $    6,522,714
---------------------------------------------------------------------------------------------------------------------------------
                       Electric & Electrical -- 0.0%+
   225,515             Micron Technology, Inc., Term Loan, 4.28% (LIBOR +
                       175 bps), 4/26/22                                                                           $      222,085
   462,955             Rackspace Hosting, Inc., First Lien Term B Loan,
                       5.582% (LIBOR + 300 bps), 11/3/23                                                                  408,326
                                                                                                                   --------------
                       Total Electric & Electrical                                                                 $      630,411
---------------------------------------------------------------------------------------------------------------------------------
                       Electronics -- 0.4%
   323,467             Avast Software BV, 2018 Refinancing Dollar Term
                       Loan, 5.303% (LIBOR + 250 bps), 9/29/23                                                     $      313,898
   844,089             First Data Corp., 2022D New Dollar Term Loan,
                       4.504% (LIBOR + 200 bps), 7/8/22                                                                   811,732
 6,591,848             First Data Corp., 2024-A New Dollar Term Loan,
                       4.504% (LIBOR + 200 bps), 4/26/24                                                                6,315,814
 3,129,898             Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan,
                       5.03% (LIBOR + 250 bps), 7/2/21                                                                  2,981,228
 4,973,240             Scientific Games International, Inc., Initial Term B-5
                       Loan, 5.25% (LIBOR + 275 bps), 8/14/24                                                           4,682,305
 1,083,722             Sensata Technologies BV (Sensata Technologies
                       Finance Co., LLC), Sixth Amendment Term Loan,
                       4.209% (LIBOR + 175 bps), 10/14/21                                                               1,073,336
    83,620             WESCO Distribution, Inc., Tranche B-1 Term Loan,
                       7.5% (PRIME + 200 bps), 12/12/19                                                                    83,201
                                                                                                                   --------------
                       Total Electronics                                                                           $   16,261,514
---------------------------------------------------------------------------------------------------------------------------------
                       Entertainment & Leisure -- 0.0%+
 2,033,382             Live Nation Entertainment, Inc., Term B-3 Loan,
                       4.313% (LIBOR + 175 bps), 10/31/23                                                          $    1,992,714
                                                                                                                   --------------
                       Total Entertainment & Leisure                                                               $    1,992,714
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Environmental Services -- 0.0%+
   960,441             GFL Environmental, Inc., Effective Date Incremental
                       Term Loan, 5.522% (LIBOR + 300 bps), 5/30/25                                                $      900,414
                                                                                                                   --------------
                       Total Environmental Services                                                                $      900,414
---------------------------------------------------------------------------------------------------------------------------------
                       Finance -- 0.0%+
 1,399,799             Trans Union LLC, 2017 Replacement Term B-3 Loan,
                       4.522% (LIBOR + 200 bps), 4/10/23                                                           $    1,351,855
                                                                                                                   --------------
                       Total Finance                                                                               $    1,351,855
---------------------------------------------------------------------------------------------------------------------------------
                       Financial Services -- 0.1%
 2,452,782             RPI Finance Trust, Initial Term Loan B-6, 4.522%
                       (LIBOR + 200 bps), 3/27/23                                                                  $    2,381,242
                                                                                                                   --------------
                       Total Financial Services                                                                    $    2,381,242
---------------------------------------------------------------------------------------------------------------------------------
                       Healthcare & Pharmaceuticals -- 0.2%
   721,530             Alkermes, Inc., 2023 Term Loan, 4.64% (LIBOR +
                       225 bps), 3/27/23                                                                           $      707,099
   493,750             Alphabet Holding Co., Inc. (aka Nature's Bounty),
                       First Lien Initial Term Loan, 6.022% (LIBOR +
                       350 bps), 9/26/24                                                                                  448,901
 1,053,281             CHS/Community Health Systems, Inc., Incremental 2021
                       Term H Loan, 5.957% (LIBOR + 325 bps), 1/27/21                                                   1,011,939
   242,262             DaVita, Inc. (fka DaVita HealthCare Partners, Inc.),
                       Tranche B Term Loan, 5.272% (LIBOR +
                       275 bps), 6/24/21                                                                                  240,218
 5,021,763             Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                       Loan, 6.813% (LIBOR + 425 bps), 4/29/24                                                          4,745,566
   400,951             Gentiva Health Services, Inc., First Lien Closing
                       Date Initial Term Loan, 6.313% (LIBOR +
                       375 bps), 7/2/25                                                                                   390,927
   712,312             Grifols Worldwide Operations, Ltd., Tranche B Term
                       Loan, 4.669% (LIBOR + 225 bps), 1/31/25                                                            684,710
 1,416,158             HCA, Inc., Tranche B-11 Term Loan, 4.272% (LIBOR +
                       175 bps), 3/17/23                                                                                1,385,180
   722,759             Sterigenics-Nordion Holdings LLC, Incremental Term
                       Loan, 5.522% (LIBOR + 300 bps), 5/15/22                                                            693,849
                                                                                                                   --------------
                       Total Healthcare & Pharmaceuticals                                                          $   10,308,389
---------------------------------------------------------------------------------------------------------------------------------
                       Healthcare, Education & Childcare -- 0.1%
   780,000             Alliance HealthCare Services, Inc., First Lien Initial
                       Term Loan, 7.022% (LIBOR + 450 bps), 10/24/23                                               $      768,300
   600,673             Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                       International, Inc.), Initial Term Loan, 5.379%
                       (LIBOR + 300 bps), 6/2/25                                                                          576,646
 1,490,815             Catalent Pharma Solutions, Inc. (fka Cardinal Health
                       409, Inc.), Dollar Term Loan, 4.772% (LIBOR +
                       225 bps), 5/20/24                                                                                1,451,681
   257,034             Kinetic Concepts, Inc., Dollar Term Loan, 6.053%
                       (LIBOR + 325 bps), 2/2/24                                                                          248,038

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 55

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Healthcare, Education & Childcare -- (continued)
 2,205,085             KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                       Term B-3 Loan, 6.553% (LIBOR + 375 bps),
                       2/21/25                                                                                     $    2,132,317
 1,145,780             Select Medical Corp., Tranche B Term Loan, 4.962%
                       (LIBOR + 250 bps/PRIME + 150 bps), 3/6/25                                                        1,097,084
   586,207             Vizient, Inc., Term B-4 Loan, 5.272% (LIBOR +
                       275 bps), 2/13/23                                                                                  571,795
                                                                                                                   --------------
                       Total Healthcare, Education & Childcare                                                     $    6,845,861
---------------------------------------------------------------------------------------------------------------------------------
                       Home & Office Furnishings -- 0.0%+
 1,265,473             Serta Simmons Bedding LLC, First Lien Initial Term
                       Loan, 5.891% (LIBOR + 350 bps), 11/8/23                                                     $    1,056,670
                                                                                                                   --------------
                       Total Home & Office Furnishings                                                             $    1,056,670
---------------------------------------------------------------------------------------------------------------------------------
                       Hotel, Gaming & Leisure -- 0.0%+
 1,678,902             1011778 BC Unlimited Liability Co. (New Red
                       Finance, Inc.) (aka Burger King/Tim Hortons),
                       Term B-3 Loan, 4.772% (LIBOR + 225 bps), 2/16/24                                            $    1,601,938
                                                                                                                   --------------
                       Total Hotel, Gaming & Leisure                                                               $    1,601,938
---------------------------------------------------------------------------------------------------------------------------------
                       Insurance -- 0.1%
 3,848,778             Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                       5.522% (LIBOR + 300 bps), 11/3/24                                                           $    3,685,205
   436,335             MPH Acquisition Holdings LLC, Initial Term Loan,
                       5.553% (LIBOR + 275 bps), 6/7/23                                                                   412,664
   839,375             USI, Inc. (fka Compass Investors, Inc.), 2017 New
                       Term Loan, 5.803% (LIBOR + 300 bps), 5/16/24                                                       794,888
                                                                                                                   --------------
                       Total Insurance                                                                             $    4,892,757
---------------------------------------------------------------------------------------------------------------------------------
                       Leasing -- 0.1%
 1,370,597             Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.47%
                       (LIBOR + 200 bps), 1/15/25                                                                  $    1,322,937
 2,729,375             IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                       Tranche B-1 Term Loan, 6.551% (LIBOR + 375 bps),
                       9/11/23                                                                                          2,640,670
                                                                                                                   --------------
                       Total Leasing                                                                               $    3,963,607
---------------------------------------------------------------------------------------------------------------------------------
                       Leisure & Entertainment -- 0.0%+
   554,516             AMC Entertainment Holdings, Inc. (fka AMC
                       Entertainment, Inc.), Initial Term Loan, 4.705%
                       (LIBOR + 225 bps), 12/15/22                                                                 $      535,801
   398,227             Fitness International LLC, Term B Loan, 5.772%
                       (LIBOR + 325 bps), 4/18/25                                                                         380,306
 1,292,915             Six Flags Theme Parks, Inc., Tranche B Term Loan,
                       4.26% (LIBOR + 175 bps), 6/30/22                                                                 1,269,481
                                                                                                                   --------------
                       Total Leisure & Entertainment                                                               $    2,185,588
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Machinery -- 0.1%
 1,165,942             NN, Inc., Tranche B Term Loan, 6.272% (LIBOR +
                       375 bps), 10/19/22                                                                          $    1,136,794
                                                                                                                   --------------
                       Total Machinery                                                                             $    1,136,794
---------------------------------------------------------------------------------------------------------------------------------
                       Metals & Mining -- 0.0%+
   503,333             BWay Holding Co., Initial Term Loan, 5.658% (LIBOR +
                       325 bps), 4/3/24                                                                            $      475,335
     6,880             Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                       Term Loan, 4.862% (LIBOR + 225 bps), 6/14/21                                                         6,672
                                                                                                                   --------------
                       Total Metals & Mining                                                                       $      482,007
---------------------------------------------------------------------------------------------------------------------------------
                       Oil & Gas -- 0.0%+
 1,110,467             Energy Transfer Equity LP, Refinanced Term Loan,
                       4.522% (LIBOR + 200 bps), 2/2/24                                                            $    1,085,655
                                                                                                                   --------------
                       Total Oil & Gas                                                                             $    1,085,655
---------------------------------------------------------------------------------------------------------------------------------
                       Printing & Publishing -- 0.0%+
 1,280,500             Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                       4.387% (LIBOR + 200 bps), 10/4/23                                                           $    1,243,685
                                                                                                                   --------------
                       Total Printing & Publishing                                                                 $    1,243,685
---------------------------------------------------------------------------------------------------------------------------------
                       Professional & Business Services -- 0.0%+
   590,531             GW Honos Security Corp. (Garda World Security Corp.),
                       Term B Loan, 6.241% (LIBOR + 350 bps/PRIME +
                       250 bps), 5/24/24                                                                           $      564,696
   992,500             Lamar Media Corp., Term B Loan, 4.313% (LIBOR +
                       175 bps), 3/14/25                                                                                  966,447
                                                                                                                   --------------
                       Total Professional & Business Services                                                      $    1,531,143
---------------------------------------------------------------------------------------------------------------------------------
                       Retail -- 0.0%+
 2,673,000             Staples, Inc., Closing Date Term Loan, 6.541%
                       (LIBOR + 400 bps), 9/12/24                                                                  $    2,567,751
                                                                                                                   --------------
                       Total Retail                                                                                $    2,567,751
---------------------------------------------------------------------------------------------------------------------------------
                       Retail Store -- 0.1%
     5,836             PetSmart, Inc., Tranche B-2 Term Loan, 5.38%
                       (LIBOR + 300 bps), 3/11/22                                                                  $        4,625
                                                                                                                   --------------
                       Total Retail Store                                                                          $        4,625
---------------------------------------------------------------------------------------------------------------------------------
                       Telecommunications -- 0.2%
 3,716,842             CenturyLink, Inc., Initial Term B Loan, 5.272% (LIBOR +
                       275 bps), 1/31/25                                                                           $    3,481,053
   900,000             Ciena Corp., Refinancing Term Loan, 4.47% (LIBOR +
                       200 bps), 9/26/25                                                                                  861,750
 1,168,784             GCI Holdings, Inc., New Term B Loan, 4.772% (LIBOR +
                       225 bps), 2/2/22                                                                                 1,133,721
 1,205,310             Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                       Tranche B-1 Term Loan, 4.772% (LIBOR +
                       225 bps), 2/15/24                                                                                1,155,591

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 57

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       Telecommunications -- (continued)
 1,200,000             Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                       4.754% (LIBOR + 225 bps), 2/22/24 $                                                              1,137,000
 1,277,250             Sprint Communications, Inc., Initial Term Loan,
                       5.063% (LIBOR + 250 bps), 2/2/24                                                                 1,222,967
                                                                                                                   --------------
                       Total Telecommunications                                                                    $    8,992,082
---------------------------------------------------------------------------------------------------------------------------------
                       Utilities -- 0.1%
   960,164             Eastern Power LLC (Eastern Covert Midco LLC) (aka
                       TPF II LC LLC), Term Loan, 6.272% (LIBOR +
                       375 bps), 10/2/23                 $                                                                941,259
   927,855             NRG Energy, Inc., Term Loan, 4.272% (LIBOR +
                       175 bps), 6/30/23                                                                                  895,251
 2,182,026             Vistra Operations Co., LLC (fka Tex Operations Co.,
                       LLC), Initial Term Loan, 4.522% (LIBOR +
                       200 bps), 8/4/23                                                                                 2,108,983
                                                                                                                   --------------
                       Total Utilities                                                                             $    3,945,493
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL SENIOR SECURED FLOATING RATE
                       LOAN INTERESTS
                       (Cost $116,201,379)                                                                         $  111,706,531
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                       29.8% of Net Assets
 1,147,151             Fannie Mae, 2.5%, 7/1/30                                                                    $    1,121,823
 1,167,524             Fannie Mae, 2.5%, 7/1/30                                                                         1,143,189
 2,004,308             Fannie Mae, 2.5%, 7/1/30                                                                         1,962,564
   227,562             Fannie Mae, 2.5%, 12/1/42                                                                          215,390
   237,662             Fannie Mae, 2.5%, 12/1/42                                                                          225,424
   221,660             Fannie Mae, 2.5%, 1/1/43                                                                           210,248
    89,431             Fannie Mae, 2.5%, 2/1/43                                                                            84,827
   114,016             Fannie Mae, 2.5%, 2/1/43                                                                           107,688
 2,431,918             Fannie Mae, 2.5%, 2/1/43                                                                         2,306,715
   335,032             Fannie Mae, 2.5%, 3/1/43                                                                           317,783
   121,139             Fannie Mae, 2.5%, 4/1/43                                                                           114,902
   302,778             Fannie Mae, 2.5%, 8/1/43                                                                           287,190
   230,415             Fannie Mae, 2.5%, 12/1/43                                                                          218,552
   164,693             Fannie Mae, 2.5%, 3/1/44                                                                           156,214
   211,325             Fannie Mae, 2.5%, 4/1/45                                                                           199,589
   309,107             Fannie Mae, 2.5%, 4/1/45                                                                           291,940
   443,180             Fannie Mae, 2.5%, 4/1/45                                                                           418,565
   445,586             Fannie Mae, 2.5%, 4/1/45                                                                           420,841
   511,425             Fannie Mae, 2.5%, 4/1/45                                                                           483,370
   530,069             Fannie Mae, 2.5%, 4/1/45                                                                           500,629
 1,206,447             Fannie Mae, 2.5%, 4/1/45                                                                         1,139,448
 1,425,791             Fannie Mae, 2.5%, 4/1/45                                                                         1,346,614
    71,193             Fannie Mae, 2.5%, 5/1/45                                                                            67,240
    79,630             Fannie Mae, 2.5%, 7/1/45                                                                            75,208

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
   253,440             Fannie Mae, 2.5%, 8/1/45                                                                    $      239,366
    87,665             Fannie Mae, 2.5%, 1/1/46                                                                            82,801
   219,929             Fannie Mae, 3.0%, 12/1/21                                                                          222,817
 3,234,104             Fannie Mae, 3.0%, 9/1/28                                                                         3,236,249
 2,896,218             Fannie Mae, 3.0%, 10/1/30                                                                        2,898,159
 1,162,886             Fannie Mae, 3.0%, 4/1/31                                                                         1,160,797
15,523,809             Fannie Mae, 3.0%, 8/1/42                                                                        15,273,486
 3,665,208             Fannie Mae, 3.0%, 9/1/42                                                                         3,604,734
 1,146,615             Fannie Mae, 3.0%, 12/1/42                                                                        1,126,896
 2,254,150             Fannie Mae, 3.0%, 2/1/43                                                                         2,215,589
   620,003             Fannie Mae, 3.0%, 5/1/43                                                                           609,412
 8,502,874             Fannie Mae, 3.0%, 5/1/43                                                                         8,355,905
   583,192             Fannie Mae, 3.0%, 7/1/43                                                                           573,050
 1,442,121             Fannie Mae, 3.0%, 8/1/43                                                                         1,417,095
 4,050,956             Fannie Mae, 3.0%, 9/1/43                                                                         3,980,658
   747,432             Fannie Mae, 3.0%, 3/1/45                                                                           732,357
 6,327,255             Fannie Mae, 3.0%, 6/1/45                                                                         6,205,030
   633,065             Fannie Mae, 3.0%, 5/1/46                                                                           620,263
   835,033             Fannie Mae, 3.0%, 5/1/46                                                                           816,335
 4,590,444             Fannie Mae, 3.0%, 9/1/46                                                                         4,476,980
 8,440,661             Fannie Mae, 3.0%, 10/1/46                                                                        8,232,031
 8,457,837             Fannie Mae, 3.0%, 11/1/46                                                                        8,248,776
 7,308,046             Fannie Mae, 3.0%, 1/1/47                                                                         7,160,257
 2,607,630             Fannie Mae, 3.0%, 3/1/47                                                                         2,543,145
   583,002             Fannie Mae, 3.5%, 4/1/26                                                                           590,126
   361,667             Fannie Mae, 3.5%, 9/1/26                                                                           366,153
   856,686             Fannie Mae, 3.5%, 12/1/26                                                                          867,156
 2,403,924             Fannie Mae, 3.5%, 6/1/28                                                                         2,441,830
   992,647             Fannie Mae, 3.5%, 11/1/40                                                                        1,000,391
   510,574             Fannie Mae, 3.5%, 10/1/41                                                                          514,561
   433,606             Fannie Mae, 3.5%, 6/1/42                                                                           436,960
 2,688,253             Fannie Mae, 3.5%, 7/1/42                                                                         2,709,198
 2,753,123             Fannie Mae, 3.5%, 8/1/42                                                                         2,774,615
   221,879             Fannie Mae, 3.5%, 11/1/42                                                                          223,611
   478,284             Fannie Mae, 3.5%, 12/1/42                                                                          482,017
   517,368             Fannie Mae, 3.5%, 12/1/42                                                                          521,405
 4,839,234             Fannie Mae, 3.5%, 2/1/44                                                                         4,862,228
 2,535,590             Fannie Mae, 3.5%, 9/1/44                                                                         2,545,172
 5,238,849             Fannie Mae, 3.5%, 2/1/45                                                                         5,264,742
 1,568,441             Fannie Mae, 3.5%, 4/1/45                                                                         1,574,371
 6,035,864             Fannie Mae, 3.5%, 6/1/45                                                                         6,058,064

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 59

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
 2,306,217             Fannie Mae, 3.5%, 8/1/45                                                                    $    2,313,862
 7,425,299             Fannie Mae, 3.5%, 8/1/45                                                                         7,491,326
 5,502,169             Fannie Mae, 3.5%, 9/1/45                                                                         5,503,997
 6,671,153             Fannie Mae, 3.5%, 9/1/45                                                                         6,695,002
 1,405,778             Fannie Mae, 3.5%, 10/1/45                                                                        1,410,732
11,441,877             Fannie Mae, 3.5%, 11/1/45                                                                       11,540,079
 2,311,776             Fannie Mae, 3.5%, 12/1/45                                                                        2,317,057
 2,458,195             Fannie Mae, 3.5%, 12/1/45                                                                        2,463,811
 4,417,660             Fannie Mae, 3.5%, 12/1/45                                                                        4,432,313
 5,031,768             Fannie Mae, 3.5%, 1/1/46                                                                         5,047,410
 6,727,803             Fannie Mae, 3.5%, 1/1/46                                                                         6,749,078
 2,819,119             Fannie Mae, 3.5%, 2/1/46                                                                         2,827,596
 4,576,038             Fannie Mae, 3.5%, 2/1/46                                                                         4,590,034
 1,883,621             Fannie Mae, 3.5%, 3/1/46                                                                         1,889,285
 3,948,271             Fannie Mae, 3.5%, 4/1/46                                                                         3,960,143
 2,435,467             Fannie Mae, 3.5%, 5/1/46                                                                         2,444,676
 5,725,542             Fannie Mae, 3.5%, 7/1/46                                                                         5,735,960
 8,455,250             Fannie Mae, 3.5%, 9/1/46                                                                         8,477,184
   492,813             Fannie Mae, 3.5%, 10/1/46                                                                          494,066
   993,451             Fannie Mae, 3.5%, 10/1/46                                                                          995,772
 1,125,014             Fannie Mae, 3.5%, 11/1/46                                                                        1,127,410
 4,344,964             Fannie Mae, 3.5%, 12/1/46                                                                        4,355,113
 2,209,872             Fannie Mae, 3.5%, 1/1/47                                                                         2,214,581
 4,446,848             Fannie Mae, 3.5%, 1/1/47                                                                         4,456,323
 6,136,559             Fannie Mae, 3.5%, 1/1/47                                                                         6,155,972
10,321,051             Fannie Mae, 3.5%, 1/1/47                                                                        10,345,175
 5,662,903             Fannie Mae, 3.5%, 2/1/47                                                                         5,674,969
 7,130,017             Fannie Mae, 3.5%, 5/1/47                                                                         7,140,793
 8,031,874             Fannie Mae, 3.5%, 5/1/47                                                                         8,040,695
   273,450             Fannie Mae, 3.5%, 7/1/47                                                                           273,575
 2,681,585             Fannie Mae, 3.5%, 7/1/47                                                                         2,685,084
 8,166,592             Fannie Mae, 3.5%, 7/1/47                                                                         8,175,560
11,044,875             Fannie Mae, 3.5%, 7/1/47                                                                        11,053,460
 1,368,945             Fannie Mae, 3.5%, 8/1/47                                                                         1,369,883
17,900,482             Fannie Mae, 3.5%, 8/1/47                                                                        17,909,045
 2,993,206             Fannie Mae, 3.5%, 11/1/47                                                                        2,997,110
 7,165,014             Fannie Mae, 3.5%, 12/1/47                                                                        7,165,504
11,902,952             Fannie Mae, 3.5%, 12/1/47                                                                       11,903,804
15,610,828             Fannie Mae, 3.5%, 12/1/47                                                                       15,624,918
 3,966,709             Fannie Mae, 3.5%, 1/1/48                                                                         3,967,035
 3,074,312             Fannie Mae, 3.5%, 2/1/48                                                                         3,074,564

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
   902,364             Fannie Mae, 3.771%, 12/1/20                                                                 $      916,619
    14,572             Fannie Mae, 4.0%, 9/1/20                                                                            14,922
   225,453             Fannie Mae, 4.0%, 4/1/25                                                                           230,880
   225,832             Fannie Mae, 4.0%, 11/1/34                                                                          234,290
 2,236,950             Fannie Mae, 4.0%, 4/1/39                                                                         2,299,895
 5,985,806             Fannie Mae, 4.0%, 10/1/40                                                                        6,171,779
 1,092,958             Fannie Mae, 4.0%, 12/1/40                                                                        1,125,001
   646,753             Fannie Mae, 4.0%, 4/1/41                                                                           664,963
 1,055,446             Fannie Mae, 4.0%, 4/1/41                                                                         1,085,269
   686,105             Fannie Mae, 4.0%, 5/1/41                                                                           701,689
 1,378,597             Fannie Mae, 4.0%, 10/1/41                                                                        1,419,884
   949,538             Fannie Mae, 4.0%, 12/1/41                                                                          976,370
   348,689             Fannie Mae, 4.0%, 1/1/42                                                                           358,527
 2,481,969             Fannie Mae, 4.0%, 1/1/42                                                                         2,552,094
 2,117,109             Fannie Mae, 4.0%, 2/1/42                                                                         2,176,926
 5,804,938             Fannie Mae, 4.0%, 2/1/42                                                                         5,968,929
 1,017,792             Fannie Mae, 4.0%, 3/1/42                                                                         1,046,545
   118,853             Fannie Mae, 4.0%, 4/1/42                                                                           122,212
   531,662             Fannie Mae, 4.0%, 4/1/42                                                                           546,683
 2,356,015             Fannie Mae, 4.0%, 4/1/42                                                                         2,422,577
 4,453,604             Fannie Mae, 4.0%, 5/1/42                                                                         4,579,434
    93,276             Fannie Mae, 4.0%, 6/1/42                                                                            95,378
   285,574             Fannie Mae, 4.0%, 6/1/42                                                                           291,960
   139,944             Fannie Mae, 4.0%, 7/1/42                                                                           143,898
 3,195,887             Fannie Mae, 4.0%, 7/1/42                                                                         3,286,172
 6,822,350             Fannie Mae, 4.0%, 8/1/42                                                                         7,015,085
 1,304,424             Fannie Mae, 4.0%, 10/1/42                                                                        1,341,274
 4,040,675             Fannie Mae, 4.0%, 8/1/43                                                                         4,138,168
 4,957,548             Fannie Mae, 4.0%, 9/1/43                                                                         5,087,384
 9,241,426             Fannie Mae, 4.0%, 10/1/43                                                                        9,483,797
 3,072,317             Fannie Mae, 4.0%, 11/1/43                                                                        3,162,150
 3,543,483             Fannie Mae, 4.0%, 12/1/43                                                                        3,642,834
   110,518             Fannie Mae, 4.0%, 1/1/44                                                                           113,070
 4,760,708             Fannie Mae, 4.0%, 2/1/44                                                                         4,872,722
    70,794             Fannie Mae, 4.0%, 6/1/44                                                                            72,340
    87,231             Fannie Mae, 4.0%, 6/1/44                                                                            89,116
   242,389             Fannie Mae, 4.0%, 7/1/44                                                                           247,519
 4,653,409             Fannie Mae, 4.0%, 7/1/44                                                                         4,754,653
   191,855             Fannie Mae, 4.0%, 8/1/44                                                                           195,955
   215,018             Fannie Mae, 4.0%, 8/1/44                                                                           219,679
 1,126,795             Fannie Mae, 4.0%, 8/1/44                                                                         1,151,045

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 61

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
 3,374,225             Fannie Mae, 4.0%, 8/1/44                                                                    $    3,446,339
    36,649             Fannie Mae, 4.0%, 9/1/44                                                                            37,438
   277,578             Fannie Mae, 4.0%, 9/1/44                                                                           283,510
   370,136             Fannie Mae, 4.0%, 9/1/44                                                                           378,104
 6,443,979             Fannie Mae, 4.0%, 9/1/44                                                                         6,612,976
 1,497,409             Fannie Mae, 4.0%, 10/1/44                                                                        1,530,101
    87,699             Fannie Mae, 4.0%, 11/1/44                                                                           89,574
    98,856             Fannie Mae, 4.0%, 11/1/44                                                                          100,969
   181,221             Fannie Mae, 4.0%, 11/1/44                                                                          185,080
 4,575,153             Fannie Mae, 4.0%, 11/1/44                                                                        4,672,928
    35,854             Fannie Mae, 4.0%, 12/1/44                                                                           36,621
   470,536             Fannie Mae, 4.0%, 12/1/44                                                                          480,592
    65,023             Fannie Mae, 4.0%, 1/1/45                                                                            66,362
   184,590             Fannie Mae, 4.0%, 1/1/45                                                                           188,534
   301,235             Fannie Mae, 4.0%, 1/1/45                                                                           307,603
    45,218             Fannie Mae, 4.0%, 2/1/45                                                                            46,167
   161,647             Fannie Mae, 4.0%, 2/1/45                                                                           165,234
   346,989             Fannie Mae, 4.0%, 2/1/45                                                                           354,590
 3,788,704             Fannie Mae, 4.0%, 3/1/45                                                                         3,868,369
 2,749,389             Fannie Mae, 4.0%, 8/1/45                                                                         2,821,489
 2,513,355             Fannie Mae, 4.0%, 10/1/45                                                                        2,565,055
 3,834,563             Fannie Mae, 4.0%, 10/1/45                                                                        3,913,437
 4,442,811             Fannie Mae, 4.0%, 10/1/45                                                                        4,534,433
    64,809             Fannie Mae, 4.0%, 11/1/45                                                                           66,113
 3,153,200             Fannie Mae, 4.0%, 11/1/45                                                                        3,217,879
 7,651,238             Fannie Mae, 4.0%, 11/1/45                                                                        7,862,928
 5,392,919             Fannie Mae, 4.0%, 12/1/45                                                                        5,504,129
 2,092,523             Fannie Mae, 4.0%, 1/1/46                                                                         2,135,353
 5,699,054             Fannie Mae, 4.0%, 2/1/46                                                                         5,819,938
 1,437,462             Fannie Mae, 4.0%, 4/1/46                                                                         1,466,445
 4,916,215             Fannie Mae, 4.0%, 6/1/46                                                                         5,015,309
 5,239,895             Fannie Mae, 4.0%, 7/1/46                                                                         5,344,984
 7,096,407             Fannie Mae, 4.0%, 7/1/46                                                                         7,238,908
 4,093,513             Fannie Mae, 4.0%, 8/1/46                                                                         4,175,382
 5,083,192             Fannie Mae, 4.0%, 8/1/46                                                                         5,184,869
 1,427,139             Fannie Mae, 4.0%, 11/1/46                                                                        1,455,620
12,180,315             Fannie Mae, 4.0%, 1/1/47                                                                        12,429,379
   400,747             Fannie Mae, 4.0%, 2/1/47                                                                           409,060
 3,094,375             Fannie Mae, 4.0%, 4/1/47                                                                         3,165,542
 3,163,445             Fannie Mae, 4.0%, 4/1/47                                                                         3,225,927
 4,764,922             Fannie Mae, 4.0%, 4/1/47                                                                         4,875,103
   521,664             Fannie Mae, 4.0%, 6/1/47                                                                           533,727
 1,877,930             Fannie Mae, 4.0%, 6/1/47                                                                         1,921,355

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
 2,873,048             Fannie Mae, 4.0%, 6/1/47                                                                    $    2,929,794
 4,635,114             Fannie Mae, 4.0%, 6/1/47                                                                         4,726,427
 8,382,111             Fannie Mae, 4.0%, 6/1/47                                                                         8,547,023
 2,631,694             Fannie Mae, 4.0%, 7/1/47                                                                         2,692,549
 2,972,336             Fannie Mae, 4.0%, 7/1/47                                                                         3,030,891
 2,599,361             Fannie Mae, 4.0%, 8/1/47                                                                         2,650,568
 4,979,241             Fannie Mae, 4.0%, 8/1/47                                                                         5,076,948
 6,368,723             Fannie Mae, 4.0%, 12/1/47                                                                        6,493,540
 8,747,539             Fannie Mae, 4.0%, 4/1/48                                                                         8,918,903
     5,500             Fannie Mae, 4.5%, 11/1/20                                                                            5,602
    80,598             Fannie Mae, 4.5%, 11/1/20                                                                           82,409
   159,056             Fannie Mae, 4.5%, 10/1/35                                                                          165,016
   406,196             Fannie Mae, 4.5%, 8/1/40                                                                           425,465
   832,189             Fannie Mae, 4.5%, 8/1/40                                                                           871,671
 1,447,768             Fannie Mae, 4.5%, 11/1/40                                                                        1,516,201
   145,266             Fannie Mae, 4.5%, 12/1/40                                                                          152,156
   551,764             Fannie Mae, 4.5%, 2/1/41                                                                           577,938
 1,323,367             Fannie Mae, 4.5%, 4/1/41                                                                         1,386,148
    69,328             Fannie Mae, 4.5%, 5/1/41                                                                            72,617
 1,794,956             Fannie Mae, 4.5%, 5/1/41                                                                         1,880,117
 2,415,470             Fannie Mae, 4.5%, 5/1/41                                                                         2,530,068
 3,124,082             Fannie Mae, 4.5%, 5/1/41                                                                         3,272,259
   883,516             Fannie Mae, 4.5%, 7/1/41                                                                           925,432
   957,474             Fannie Mae, 4.5%, 7/1/41                                                                         1,002,844
 1,171,768             Fannie Mae, 4.5%, 7/1/41                                                                         1,223,019
 3,436,027             Fannie Mae, 4.5%, 1/1/42                                                                         3,598,922
 4,433,778             Fannie Mae, 4.5%, 1/1/42                                                                         4,643,846
   445,332             Fannie Mae, 4.5%, 11/1/43                                                                          463,679
 3,086,716             Fannie Mae, 4.5%, 12/1/43                                                                        3,235,933
 3,893,418             Fannie Mae, 4.5%, 12/1/43                                                                        4,054,114
 6,268,162             Fannie Mae, 4.5%, 12/1/43                                                                        6,525,779
 4,408,569             Fannie Mae, 4.5%, 1/1/44                                                                         4,590,519
 2,484,189             Fannie Mae, 4.5%, 2/1/44                                                                         2,586,525
 3,001,733             Fannie Mae, 4.5%, 2/1/44                                                                         3,125,540
 4,882,125             Fannie Mae, 4.5%, 5/1/46                                                                         5,060,008
   607,877             Fannie Mae, 4.5%, 1/1/47                                                                           629,969
   431,095             Fannie Mae, 4.5%, 2/1/47                                                                           446,575
 3,528,650             Fannie Mae, 4.5%, 2/1/47                                                                         3,656,993
    10,635             Fannie Mae, 5.0%, 1/1/20                                                                            10,820
    24,201             Fannie Mae, 5.0%, 1/1/20                                                                            24,623
     4,197             Fannie Mae, 5.0%, 2/1/20                                                                             4,270

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 63

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    56,686             Fannie Mae, 5.0%, 10/1/20                                                                   $       57,674
     4,227             Fannie Mae, 5.0%, 2/1/22                                                                             4,303
    52,579             Fannie Mae, 5.0%, 2/1/22                                                                            53,521
    48,257             Fannie Mae, 5.0%, 3/1/23                                                                            49,220
   178,234             Fannie Mae, 5.0%, 5/1/23                                                                           185,277
    91,840             Fannie Mae, 5.0%, 7/1/34                                                                            94,266
   149,338             Fannie Mae, 5.0%, 10/1/34                                                                          155,317
   609,763             Fannie Mae, 5.0%, 2/1/39                                                                           647,386
   458,699             Fannie Mae, 5.0%, 6/1/40                                                                           486,654
   529,410             Fannie Mae, 5.0%, 6/1/40                                                                           561,975
   359,081             Fannie Mae, 5.0%, 7/1/40                                                                           381,170
   510,437             Fannie Mae, 5.0%, 7/1/40                                                                           541,836
   815,542             Fannie Mae, 5.0%, 7/1/40                                                                           865,702
   627,604             Fannie Mae, 5.0%, 8/1/40                                                                           666,211
 2,279,301             Fannie Mae, 5.0%, 2/1/41                                                                         2,419,603
 8,618,077             Fannie Mae, 5.0%, 12/1/44                                                                        9,160,531
    26,368             Fannie Mae, 5.5%, 9/1/19                                                                            26,393
    15,333             Fannie Mae, 5.5%, 6/1/33                                                                            16,470
    69,060             Fannie Mae, 5.5%, 7/1/33                                                                            74,240
   432,825             Fannie Mae, 5.5%, 7/1/34                                                                           466,055
   240,234             Fannie Mae, 5.5%, 3/1/36                                                                           258,401
    83,731             Fannie Mae, 5.5%, 5/1/36                                                                            88,829
   130,428             Fannie Mae, 5.5%, 6/1/36                                                                           140,450
    46,085             Fannie Mae, 5.72%, 11/1/28                                                                          46,550
    24,667             Fannie Mae, 5.72%, 6/1/29                                                                           24,693
    21,208             Fannie Mae, 5.9%, 11/1/27                                                                           21,235
    70,848             Fannie Mae, 5.9%, 4/1/28                                                                            72,037
       671             Fannie Mae, 6.0%, 9/1/29                                                                               731
     2,937             Fannie Mae, 6.0%, 1/1/32                                                                             3,200
    11,916             Fannie Mae, 6.0%, 2/1/32                                                                            12,977
     4,153             Fannie Mae, 6.0%, 3/1/32                                                                             4,531
     2,839             Fannie Mae, 6.0%, 8/1/32                                                                             3,097
       333             Fannie Mae, 6.0%, 9/1/32                                                                               363
    37,381             Fannie Mae, 6.0%, 10/1/32                                                                           40,777
     5,913             Fannie Mae, 6.0%, 2/1/33                                                                             6,346
    54,333             Fannie Mae, 6.0%, 3/1/33                                                                            59,249
    57,951             Fannie Mae, 6.0%, 4/1/33                                                                            62,183
    75,482             Fannie Mae, 6.0%, 7/1/33                                                                            81,011
   107,097             Fannie Mae, 6.0%, 7/1/33                                                                           114,972
    24,404             Fannie Mae, 6.0%, 11/1/33                                                                           26,610
    92,154             Fannie Mae, 6.0%, 8/1/34                                                                           100,504
     4,928             Fannie Mae, 6.0%, 9/1/34                                                                             5,373
    17,879             Fannie Mae, 6.0%, 9/1/34                                                                            19,374

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    28,686             Fannie Mae, 6.0%, 9/1/34                                                                    $       30,949
    87,050             Fannie Mae, 6.0%, 9/1/34                                                                            93,479
     9,012             Fannie Mae, 6.0%, 10/1/34                                                                            9,831
     8,065             Fannie Mae, 6.0%, 11/1/34                                                                            8,797
   117,655             Fannie Mae, 6.0%, 11/1/34                                                                          126,335
     2,876             Fannie Mae, 6.0%, 2/1/35                                                                             3,132
     6,704             Fannie Mae, 6.0%, 2/1/35                                                                             7,275
   129,154             Fannie Mae, 6.0%, 4/1/35                                                                           140,854
    18,939             Fannie Mae, 6.0%, 5/1/35                                                                            20,322
    82,173             Fannie Mae, 6.0%, 10/1/35                                                                           88,227
   151,844             Fannie Mae, 6.0%, 12/1/35                                                                          165,231
    16,565             Fannie Mae, 6.0%, 12/1/37                                                                           18,004
   184,409             Fannie Mae, 6.0%, 6/1/38                                                                           199,456
    29,398             Fannie Mae, 6.0%, 7/1/38                                                                            31,545
     6,181             Fannie Mae, 6.5%, 7/1/29                                                                             6,637
     1,512             Fannie Mae, 6.5%, 1/1/31                                                                             1,624
     1,767             Fannie Mae, 6.5%, 4/1/31                                                                             1,919
     3,544             Fannie Mae, 6.5%, 5/1/31                                                                             3,806
    63,355             Fannie Mae, 6.5%, 6/1/31                                                                            68,034
     8,051             Fannie Mae, 6.5%, 8/1/31                                                                             8,645
     3,068             Fannie Mae, 6.5%, 9/1/31                                                                             3,306
     4,021             Fannie Mae, 6.5%, 9/1/31                                                                             4,318
     2,529             Fannie Mae, 6.5%, 10/1/31                                                                            2,715
   116,260             Fannie Mae, 6.5%, 12/1/31                                                                          124,978
     4,337             Fannie Mae, 6.5%, 2/1/32                                                                             4,658
    36,584             Fannie Mae, 6.5%, 3/1/32                                                                            39,480
    78,802             Fannie Mae, 6.5%, 7/1/32                                                                            86,737
    65,696             Fannie Mae, 6.5%, 10/1/32                                                                           70,548
    27,208             Fannie Mae, 6.5%, 7/1/34                                                                            29,217
    83,015             Fannie Mae, 6.5%, 11/1/37                                                                           93,831
    20,352             Fannie Mae, 6.5%, 11/1/47                                                                           21,216
       597             Fannie Mae, 7.0%, 12/1/30                                                                              614
     6,199             Fannie Mae, 7.0%, 12/1/30                                                                            6,788
     5,935             Fannie Mae, 7.0%, 4/1/31                                                                             6,854
     7,147             Fannie Mae, 7.0%, 9/1/31                                                                             8,108
    14,658             Fannie Mae, 7.0%, 12/1/31                                                                           14,858
    13,283             Fannie Mae, 7.0%, 1/1/32                                                                            15,202
 2,473,427             Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                                                   2,476,332
 2,329,554             Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                  2,332,291
   919,203             Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                     904,144
 5,989,190             Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                  5,890,989
   689,149             Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                     676,994
 1,746,234             Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                   1,716,609

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 65

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
 2,012,917             Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                              $    1,977,359
 1,470,678             Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                                   1,441,661
 1,188,385             Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                                   1,161,912
 4,759,703             Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                   4,651,274
 3,798,370             Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                   3,706,535
 1,290,074             Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                  1,260,685
 1,908,552             Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                  1,861,944
 5,525,460             Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                   5,391,378
   764,536             Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                                     745,627
   359,613             Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                                     350,607
   205,624             Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                                                     208,278
 1,433,789             Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                                                   1,444,424
 2,515,662             Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                                                   2,534,186
 6,098,895             Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                                                   6,135,159
   706,083             Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                                     710,081
   525,669             Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                                                     528,795
 2,144,964             Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                                  2,155,892
   106,817             Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                                                    107,240
 5,646,182             Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                                  5,670,141
 2,762,177             Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                                                   2,771,551
   678,957             Federal Home Loan Mortgage Corp., 3.5%, 4/1/45                                                     681,261
 6,796,235             Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                   6,825,611
   181,331             Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                                                     182,157
 5,904,908             Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                  5,930,433
 6,659,083             Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                  6,681,682
 6,851,087             Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                  6,874,337
 3,581,644             Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                   3,593,428
 5,916,070             Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                   5,933,091
 6,029,460             Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                   6,062,056
 8,586,167             Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                   8,633,939
 8,965,744             Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                   8,991,539
10,692,279             Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                  10,771,553
 3,486,949             Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                  3,493,786
10,403,173             Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                 10,432,030
 2,086,022             Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                                   2,089,710
   662,686             Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                     663,807
 1,918,978             Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                   1,920,141
 3,830,974             Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                   3,834,039
 9,078,863             Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                   9,084,368
 8,491,688             Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                   8,493,548
10,268,033             Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                 10,266,205
 3,466,242             Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                  3,465,591
 4,687,760             Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                  4,688,786

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
 3,271,656             Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                              $    3,270,948
 6,755,951             Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                   6,754,620
 8,498,943             Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                                  8,764,392
   275,363             Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                                                     282,907
    98,358             Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                                                     101,205
 3,760,563             Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                                  3,865,497
    58,958             Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                                                     60,303
 1,457,054             Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                                   1,491,108
   460,223             Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                     471,855
 4,166,969             Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                   4,259,198
 3,866,874             Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                                   3,952,461
   850,241             Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                     871,730
 1,257,501             Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                   1,289,280
 1,757,454             Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                   1,801,870
 5,590,958             Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                   5,714,707
 2,222,397             Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                                                   2,271,588
 5,807,195             Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                                                   5,953,964
 1,526,577             Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                  1,560,298
 1,090,409             Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                                   1,114,204
 4,225,936             Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                  4,314,084
 1,554,549             Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                   1,587,007
   226,041             Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                                     230,485
   540,707             Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                                     551,993
 3,673,040             Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                   3,749,754
 4,504,919             Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                   4,598,895
 4,031,075             Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                   4,115,119
    55,921             Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                                                     57,020
 1,169,403             Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                                   1,193,484
 2,127,848             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                   2,176,958
 3,200,362             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                   3,274,223
 6,343,326             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                   6,473,456
 7,002,128             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                   7,163,727
 9,820,481             Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                  10,022,705
11,768,440             Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                  12,018,947
 1,317,205             Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                                   1,343,820
 3,054,365             Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                                                   3,116,318
 6,845,496             Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                  6,982,052
    23,961             Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                                                      24,403
    64,170             Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                                                     65,355
 2,312,418             Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                                                  2,421,237
 1,443,115             Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                                                   1,511,005
 3,370,574             Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                                                   3,529,171
   126,431             Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                                                    131,085

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 67

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
 6,013,468             Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                              $    6,230,211
   130,320             Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                                                    130,956
     6,159             Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                                      6,213
     8,909             Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                                                      9,461
    83,359             Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                                      87,284
   247,431             Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                     261,926
   237,514             Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                    251,398
   153,276             Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                                     165,242
     8,623             Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                                                       9,294
     9,450             Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                                      9,979
    77,530             Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                                     83,657
    89,483             Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                                                      96,173
    18,416             Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                                                     19,854
   828,491             Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                     893,786
    43,124             Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                                                      46,396
    75,419             Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                                                      81,738
     3,391             Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                                       3,693
    35,137             Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                                      38,372
    22,805             Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                                      24,535
   110,073             Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                                     120,146
    76,751             Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                                                      83,812
    12,013             Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                                                     13,118
    30,155             Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                                                     32,581
     8,413             Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                                                      9,051
   113,021             Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                                                    121,595
    21,699             Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                      23,690
    33,632             Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                      36,184
   123,186             Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                                                     132,532
   330,642             Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                                                     361,167
    60,774             Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                                                      65,384
    14,970             Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                                                      16,106
    45,060             Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                                                      48,479
    49,529             Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                                                      53,287
     7,873             Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                                                       8,595
    32,092             Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                                                      34,526
    27,632             Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                                     30,154
    48,943             Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                                                      53,389
    54,382             Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                                                      58,754
       297             Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                                                        322
       145             Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                                                         158
       325             Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                                                         352
     1,191             Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                                                       1,292
     4,809             Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                                                       5,220

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
     5,315             Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                                              $        5,860
       500             Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                                                         551
     3,692             Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                                                       4,007
       132             Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                                                         144
     8,337             Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                       9,364
       109             Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                                                         119
    27,109             Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                                                     30,706
     8,424             Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                       8,429
    47,407             Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                      48,761
     2,108             Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                                                      2,374
     1,752             Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                                                       1,753
    73,049             Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                                     74,946
 7,257,741             Government National Mortgage Association I,
                       3.5%, 11/15/41                                                                                   7,344,007
 5,614,839             Government National Mortgage Association I,
                       3.5%, 7/15/42                                                                                    5,701,073
 1,305,751             Government National Mortgage Association I,
                       3.5%, 10/15/42                                                                                   1,323,850
   786,999             Government National Mortgage Association I,
                       3.5%, 1/15/44                                                                                      793,431
 8,887,954             Government National Mortgage Association I,
                       3.5%, 1/15/45                                                                                    8,953,560
 2,414,106             Government National Mortgage Association I,
                       3.5%, 8/15/46                                                                                    2,431,925
     7,434             Government National Mortgage Association I,
                       4.0%, 5/15/39                                                                                        7,623
     3,240             Government National Mortgage Association I,
                       4.0%, 6/15/39                                                                                        3,322
     5,140             Government National Mortgage Association I,
                       4.0%, 8/15/40                                                                                        5,300
   219,966             Government National Mortgage Association I,
                       4.0%, 8/15/40                                                                                      225,533
     5,504             Government National Mortgage Association I,
                       4.0%, 9/15/40                                                                                        5,676
    94,155             Government National Mortgage Association I,
                       4.0%, 9/15/40                                                                                       96,538
     5,373             Government National Mortgage Association I,
                       4.0%, 10/15/40                                                                                       5,509
     5,951             Government National Mortgage Association I,
                       4.0%, 11/15/40                                                                                       6,102
    33,826             Government National Mortgage Association I,
                       4.0%, 11/15/40                                                                                      34,778
    16,190             Government National Mortgage Association I,
                       4.0%, 1/15/41                                                                                       16,639
    53,957             Government National Mortgage Association I,
                       4.0%, 1/15/41                                                                                       55,618

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 69

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
     7,822             Government National Mortgage Association I,
                       4.0%, 2/15/41                                                                               $        8,066
    47,714             Government National Mortgage Association I,
                       4.0%, 6/15/41                                                                                       49,177
   118,646             Government National Mortgage Association I,
                       4.0%, 7/15/41                                                                                      122,325
     2,135             Government National Mortgage Association I,
                       4.0%, 9/15/41                                                                                        2,189
   328,273             Government National Mortgage Association I,
                       4.0%, 9/15/41                                                                                      338,482
     5,369             Government National Mortgage Association I,
                       4.0%, 10/15/41                                                                                       5,505
     6,196             Government National Mortgage Association I,
                       4.0%, 10/15/41                                                                                       6,368
     3,239             Government National Mortgage Association I,
                       4.0%, 11/15/41                                                                                       3,321
     3,328             Government National Mortgage Association I,
                       4.0%, 11/15/41                                                                                       3,421
     5,324             Government National Mortgage Association I,
                       4.0%, 12/15/41                                                                                       5,489
    18,268             Government National Mortgage Association I,
                       4.0%, 2/15/42                                                                                       18,774
   207,777             Government National Mortgage Association I,
                       4.0%, 2/15/42                                                                                      213,036
   997,826             Government National Mortgage Association I,
                       4.0%, 8/15/43                                                                                    1,028,807
    18,796             Government National Mortgage Association I,
                       4.0%, 11/15/43                                                                                      19,313
     9,943             Government National Mortgage Association I,
                       4.0%, 3/15/44                                                                                       10,194
   178,359             Government National Mortgage Association I,
                       4.0%, 3/15/44                                                                                      182,873
   618,088             Government National Mortgage Association I,
                       4.0%, 3/15/44                                                                                      633,732
 3,305,989             Government National Mortgage Association I,
                       4.0%, 3/15/44                                                                                    3,389,667
     3,335             Government National Mortgage Association I,
                       4.0%, 4/15/44                                                                                        3,419
    22,650             Government National Mortgage Association I,
                       4.0%, 4/15/44                                                                                       23,228
 2,411,266             Government National Mortgage Association I,
                       4.0%, 4/15/44                                                                                    2,472,298
   318,471             Government National Mortgage Association I,
                       4.0%, 8/15/44                                                                                      326,531
    56,723             Government National Mortgage Association I,
                       4.0%, 9/15/44                                                                                       58,169
   192,130             Government National Mortgage Association I,
                       4.0%, 9/15/44                                                                                      196,993

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
   246,389             Government National Mortgage Association I,
                       4.0%, 9/15/44                                                                               $      252,625
   426,358             Government National Mortgage Association I,
                       4.0%, 9/15/44                                                                                      438,250
 2,103,452             Government National Mortgage Association I,
                       4.0%, 9/15/44                                                                                    2,156,692
    91,140             Government National Mortgage Association I,
                       4.0%, 10/15/44                                                                                      93,635
   411,356             Government National Mortgage Association I,
                       4.0%, 11/15/44                                                                                     421,768
 1,603,419             Government National Mortgage Association I,
                       4.0%, 12/15/44                                                                                   1,644,003
   400,370             Government National Mortgage Association I,
                       4.0%, 1/15/45                                                                                      412,941
 1,114,090             Government National Mortgage Association I,
                       4.0%, 1/15/45                                                                                    1,142,415
 1,136,631             Government National Mortgage Association I,
                       4.0%, 1/15/45                                                                                    1,165,400
 1,962,084             Government National Mortgage Association I,
                       4.0%, 1/15/45                                                                                    2,011,747
   777,733             Government National Mortgage Association I,
                       4.0%, 2/15/45                                                                                      797,418
 1,310,982             Government National Mortgage Association I,
                       4.0%, 2/15/45                                                                                    1,344,164
   129,009             Government National Mortgage Association I,
                       4.0%, 3/15/45                                                                                      132,274
 1,501,566             Government National Mortgage Association I,
                       4.0%, 3/15/45                                                                                    1,539,572
 2,950,949             Government National Mortgage Association I,
                       4.0%, 4/15/45                                                                                    3,025,943
 1,386,280             Government National Mortgage Association I,
                       4.0%, 5/15/45                                                                                    1,421,369
 4,306,853             Government National Mortgage Association I,
                       4.0%, 6/15/45                                                                                    4,415,864
   632,441             Government National Mortgage Association I,
                       4.0%, 7/15/45                                                                                      648,449
   548,656             Government National Mortgage Association I,
                       4.0%, 8/15/45                                                                                      563,130
       580             Government National Mortgage Association I,
                       4.5%, 6/15/19                                                                                          591
       696             Government National Mortgage Association I,
                       4.5%, 8/15/19                                                                                          711
     3,972             Government National Mortgage Association I,
                       4.5%, 12/15/19                                                                                       4,080
     3,532             Government National Mortgage Association I,
                       4.5%, 4/15/20                                                                                        3,631

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 71

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
   157,159             Government National Mortgage Association I,
                       4.5%, 6/15/25                                                                               $      163,735
    43,377             Government National Mortgage Association I,
                       4.5%, 7/15/33                                                                                       45,177
   142,485             Government National Mortgage Association I,
                       4.5%, 9/15/33                                                                                      150,148
   140,685             Government National Mortgage Association I,
                       4.5%, 10/15/33                                                                                     145,677
   156,741             Government National Mortgage Association I,
                       4.5%, 10/15/33                                                                                     163,243
    21,833             Government National Mortgage Association I,
                       4.5%, 2/15/34                                                                                       22,624
    15,193             Government National Mortgage Association I,
                       4.5%, 3/15/35                                                                                       15,732
    52,672             Government National Mortgage Association I,
                       4.5%, 3/15/35                                                                                       54,542
    19,718             Government National Mortgage Association I,
                       4.5%, 4/15/35                                                                                       20,417
   137,863             Government National Mortgage Association I,
                       4.5%, 4/15/35                                                                                      143,403
     9,591             Government National Mortgage Association I,
                       4.5%, 9/15/35                                                                                        9,931
    72,332             Government National Mortgage Association I,
                       4.5%, 10/15/35                                                                                      75,340
    46,642             Government National Mortgage Association I,
                       4.5%, 4/15/38                                                                                       48,297
   855,875             Government National Mortgage Association I,
                       4.5%, 12/15/39                                                                                     893,796
   312,619             Government National Mortgage Association I,
                       4.5%, 1/15/40                                                                                      326,773
   180,297             Government National Mortgage Association I,
                       4.5%, 9/15/40                                                                                      188,346
   744,620             Government National Mortgage Association I,
                       4.5%, 10/15/40                                                                                     777,861
   354,532             Government National Mortgage Association I,
                       4.5%, 4/15/41                                                                                      369,918
   775,681             Government National Mortgage Association I,
                       4.5%, 5/15/41                                                                                      809,897
   714,846             Government National Mortgage Association I,
                       4.5%, 6/15/41                                                                                      746,224
   257,707             Government National Mortgage Association I,
                       4.5%, 7/15/41                                                                                      269,074
   753,151             Government National Mortgage Association I,
                       4.5%, 8/15/41                                                                                      786,350
       396             Government National Mortgage Association I,
                       5.0%, 2/15/19                                                                                          395

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
       123             Government National Mortgage Association I,
                       5.0%, 7/15/19                                                                               $          127
     4,774             Government National Mortgage Association I,
                       5.0%, 7/15/19                                                                                        4,772
    51,425             Government National Mortgage Association I,
                       5.0%, 7/15/33                                                                                       54,418
    58,655             Government National Mortgage Association I,
                       5.0%, 9/15/33                                                                                       62,149
    61,947             Government National Mortgage Association I,
                       5.0%, 4/15/34                                                                                       65,631
   349,311             Government National Mortgage Association I,
                       5.0%, 4/15/35                                                                                      371,466
   151,964             Government National Mortgage Association I,
                       5.0%, 7/15/40                                                                                      159,031
        79             Government National Mortgage Association I,
                       5.5%, 4/15/19                                                                                           78
     5,382             Government National Mortgage Association I,
                       5.5%, 8/15/19                                                                                        5,385
     6,048             Government National Mortgage Association I,
                       5.5%, 8/15/19                                                                                        6,052
    10,454             Government National Mortgage Association I,
                       5.5%, 9/15/19                                                                                       10,460
     4,943             Government National Mortgage Association I,
                       5.5%, 10/15/19                                                                                       4,957
    25,541             Government National Mortgage Association I,
                       5.5%, 11/15/19                                                                                      25,594
    45,014             Government National Mortgage Association I,
                       5.5%, 1/15/29                                                                                       47,796
    11,089             Government National Mortgage Association I,
                       5.5%, 6/15/33                                                                                       11,965
    50,887             Government National Mortgage Association I,
                       5.5%, 7/15/33                                                                                       55,086
    51,916             Government National Mortgage Association I,
                       5.5%, 7/15/33                                                                                       55,993
    14,802             Government National Mortgage Association I,
                       5.5%, 8/15/33                                                                                       16,012
    23,854             Government National Mortgage Association I,
                       5.5%, 8/15/33                                                                                       25,806
   118,543             Government National Mortgage Association I,
                       5.5%, 8/15/33                                                                                      128,103
    41,282             Government National Mortgage Association I,
                       5.5%, 9/15/33                                                                                       43,834
    47,609             Government National Mortgage Association I,
                       5.5%, 9/15/33                                                                                       50,576
    40,855             Government National Mortgage Association I,
                       5.5%, 10/15/33                                                                                      43,516

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 73

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    46,331             Government National Mortgage Association I,
                       5.5%, 10/15/33                                                                              $       50,112
   249,220             Government National Mortgage Association I,
                       5.5%, 7/15/34                                                                                      269,653
    22,525             Government National Mortgage Association I,
                       5.5%, 10/15/34                                                                                      24,108
   293,873             Government National Mortgage Association I,
                       5.5%, 11/15/34                                                                                     317,920
    99,587             Government National Mortgage Association I,
                       5.5%, 1/15/35                                                                                      107,685
    18,668             Government National Mortgage Association I,
                       5.5%, 2/15/35                                                                                       19,833
    36,421             Government National Mortgage Association I,
                       5.5%, 2/15/35                                                                                       38,671
    29,517             Government National Mortgage Association I,
                       5.5%, 6/15/35                                                                                       31,341
   342,851             Government National Mortgage Association I,
                       5.5%, 7/15/35                                                                                      379,564
    40,486             Government National Mortgage Association I,
                       5.5%, 10/15/35                                                                                      43,103
   118,817             Government National Mortgage Association I,
                       5.5%, 10/15/35                                                                                     128,601
    28,885             Government National Mortgage Association I,
                       5.5%, 2/15/37                                                                                       31,177
     8,588             Government National Mortgage Association I,
                       5.72%, 4/15/29                                                                                       9,141
     6,838             Government National Mortgage Association I,
                       6.0%, 9/15/19                                                                                        6,845
    90,820             Government National Mortgage Association I,
                       6.0%, 12/15/23                                                                                      95,803
     8,009             Government National Mortgage Association I,
                       6.0%, 1/15/24                                                                                        8,593
    29,037             Government National Mortgage Association I,
                       6.0%, 4/15/28                                                                                       31,606
   117,664             Government National Mortgage Association I,
                       6.0%, 9/15/28                                                                                      127,070
     5,793             Government National Mortgage Association I,
                       6.0%, 10/15/28                                                                                       6,215
    49,910             Government National Mortgage Association I,
                       6.0%, 2/15/29                                                                                       54,293
    56,177             Government National Mortgage Association I,
                       6.0%, 2/15/29                                                                                       60,460
    51,820             Government National Mortgage Association I,
                       6.0%, 6/15/31                                                                                       55,595
    16,090             Government National Mortgage Association I,
                       6.0%, 11/15/31                                                                                      17,486
     1,001             Government National Mortgage Association I,
                       6.0%, 3/15/32                                                                                        1,087

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
     4,865             Government National Mortgage Association I,
                       6.0%, 8/15/32                                                                               $        5,290
    53,076             Government National Mortgage Association I,
                       6.0%, 9/15/32                                                                                       56,942
    85,191             Government National Mortgage Association I,
                       6.0%, 9/15/32                                                                                       91,397
   121,816             Government National Mortgage Association I,
                       6.0%, 9/15/32                                                                                      130,690
    10,123             Government National Mortgage Association I,
                       6.0%, 10/15/32                                                                                      10,860
    28,055             Government National Mortgage Association I,
                       6.0%, 10/15/32                                                                                      30,265
     5,972             Government National Mortgage Association I,
                       6.0%, 11/15/32                                                                                       6,406
     6,430             Government National Mortgage Association I,
                       6.0%, 11/15/32                                                                                       6,898
     7,829             Government National Mortgage Association I,
                       6.0%, 12/15/32                                                                                       8,399
     8,355             Government National Mortgage Association I,
                       6.0%, 12/15/32                                                                                       8,999
    61,483             Government National Mortgage Association I,
                       6.0%, 12/15/32                                                                                      65,961
   112,418             Government National Mortgage Association I,
                       6.0%, 12/15/32                                                                                     120,607
   153,564             Government National Mortgage Association I,
                       6.0%, 12/15/32                                                                                     164,750
   183,270             Government National Mortgage Association I,
                       6.0%, 12/15/32                                                                                     196,620
   274,030             Government National Mortgage Association I,
                       6.0%, 12/15/32                                                                                     294,505
    18,620             Government National Mortgage Association I,
                       6.0%, 1/15/33                                                                                       19,976
    31,945             Government National Mortgage Association I,
                       6.0%, 1/15/33                                                                                       34,624
   114,932             Government National Mortgage Association I,
                       6.0%, 1/15/33                                                                                      126,506
    22,382             Government National Mortgage Association I,
                       6.0%, 2/15/33                                                                                       24,357
    65,002             Government National Mortgage Association I,
                       6.0%, 2/15/33                                                                                       69,737
    69,708             Government National Mortgage Association I,
                       6.0%, 2/15/33                                                                                       76,155
    98,219             Government National Mortgage Association I,
                       6.0%, 2/15/33                                                                                      106,920
    40,074             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                                       43,526
    47,817             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                                       51,301

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 75

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    71,862             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                               $       77,935
    72,668             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                                       77,962
    82,186             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                                       89,431
    97,013             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                                      105,712
   173,660             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                                      188,868
   275,960             Government National Mortgage Association I,
                       6.0%, 3/15/33                                                                                      303,282
    14,325             Government National Mortgage Association I,
                       6.0%, 4/15/33                                                                                       15,369
    17,126             Government National Mortgage Association I,
                       6.0%, 4/15/33                                                                                       18,373
    33,814             Government National Mortgage Association I,
                       6.0%, 4/15/33                                                                                       36,278
    17,321             Government National Mortgage Association I,
                       6.0%, 5/15/33                                                                                       18,583
   103,829             Government National Mortgage Association I,
                       6.0%, 5/15/33                                                                                      112,000
     9,099             Government National Mortgage Association I,
                       6.0%, 6/15/33                                                                                        9,900
    12,583             Government National Mortgage Association I,
                       6.0%, 9/15/33                                                                                       13,547
    14,223             Government National Mortgage Association I,
                       6.0%, 9/15/33                                                                                       15,259
    42,632             Government National Mortgage Association I,
                       6.0%, 9/15/33                                                                                       46,359
    36,661             Government National Mortgage Association I,
                       6.0%, 10/15/33                                                                                      39,800
    91,481             Government National Mortgage Association I,
                       6.0%, 11/15/33                                                                                      98,145
   166,301             Government National Mortgage Association I,
                       6.0%, 3/15/34                                                                                      184,270
    38,235             Government National Mortgage Association I,
                       6.0%, 6/15/34                                                                                       41,078
    29,085             Government National Mortgage Association I,
                       6.0%, 8/15/34                                                                                       31,656
    43,204             Government National Mortgage Association I,
                       6.0%, 8/15/34                                                                                       46,351
    22,860             Government National Mortgage Association I,
                       6.0%, 9/15/34                                                                                       24,864
    36,129             Government National Mortgage Association I,
                       6.0%, 9/15/34                                                                                       38,761
   111,093             Government National Mortgage Association I,
                       6.0%, 9/15/34                                                                                      120,887

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    46,111             Government National Mortgage Association I,
                       6.0%, 10/15/34                                                                              $       49,469
    56,766             Government National Mortgage Association I,
                       6.0%, 10/15/34                                                                                      60,901
    96,687             Government National Mortgage Association I,
                       6.0%, 10/15/34                                                                                     103,730
    89,037             Government National Mortgage Association I,
                       6.0%, 11/15/34                                                                                      96,149
   621,857             Government National Mortgage Association I,
                       6.0%, 9/15/35                                                                                      675,878
   161,711             Government National Mortgage Association I,
                       6.0%, 8/15/36                                                                                      175,834
   109,829             Government National Mortgage Association I,
                       6.0%, 10/15/36                                                                                     119,388
    32,638             Government National Mortgage Association I,
                       6.0%, 11/15/37                                                                                      35,016
    31,247             Government National Mortgage Association I,
                       6.0%, 8/15/38                                                                                       33,893
    14,253             Government National Mortgage Association I,
                       6.5%, 10/15/24                                                                                      15,258
     4,729             Government National Mortgage Association I,
                       6.5%, 2/15/28                                                                                        5,093
     6,144             Government National Mortgage Association I,
                       6.5%, 4/15/28                                                                                        6,617
    32,633             Government National Mortgage Association I,
                       6.5%, 4/15/28                                                                                       35,143
     6,663             Government National Mortgage Association I,
                       6.5%, 6/15/28                                                                                        7,411
     5,507             Government National Mortgage Association I,
                       6.5%, 8/15/28                                                                                        5,931
     3,081             Government National Mortgage Association I,
                       6.5%, 10/15/28                                                                                       3,318
    13,353             Government National Mortgage Association I,
                       6.5%, 10/15/28                                                                                      14,380
    20,441             Government National Mortgage Association I,
                       6.5%, 1/15/29                                                                                       22,013
       918             Government National Mortgage Association I,
                       6.5%, 2/15/29                                                                                          989
     4,479             Government National Mortgage Association I,
                       6.5%, 2/15/29                                                                                        4,824
    11,297             Government National Mortgage Association I,
                       6.5%, 2/15/29                                                                                       12,191
     5,257             Government National Mortgage Association I,
                       6.5%, 3/15/29                                                                                        5,661
     6,244             Government National Mortgage Association I,
                       6.5%, 3/15/29                                                                                        6,724
     9,510             Government National Mortgage Association I,
                       6.5%, 3/15/29                                                                                       10,242

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 77

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    16,456             Government National Mortgage Association I,
                       6.5%, 3/15/29                                                                               $       17,722
    69,820             Government National Mortgage Association I,
                       6.5%, 3/15/29                                                                                       75,191
     1,665             Government National Mortgage Association I,
                       6.5%, 5/15/29                                                                                        1,794
     3,234             Government National Mortgage Association I,
                       6.5%, 5/15/29                                                                                        3,482
    44,440             Government National Mortgage Association I,
                       6.5%, 5/15/29                                                                                       49,601
    22,625             Government National Mortgage Association I,
                       6.5%, 6/15/29                                                                                       24,366
    48,302             Government National Mortgage Association I,
                       6.5%, 4/15/31                                                                                       54,322
    11,605             Government National Mortgage Association I,
                       6.5%, 5/15/31                                                                                       13,058
    12,952             Government National Mortgage Association I,
                       6.5%, 5/15/31                                                                                       14,729
    35,713             Government National Mortgage Association I,
                       6.5%, 5/15/31                                                                                       38,461
     5,800             Government National Mortgage Association I,
                       6.5%, 6/15/31                                                                                        6,259
    12,101             Government National Mortgage Association I,
                       6.5%, 7/15/31                                                                                       13,032
    33,482             Government National Mortgage Association I,
                       6.5%, 8/15/31                                                                                       36,057
    16,683             Government National Mortgage Association I,
                       6.5%, 9/15/31                                                                                       17,967
     4,512             Government National Mortgage Association I,
                       6.5%, 10/15/31                                                                                       4,859
    12,565             Government National Mortgage Association I,
                       6.5%, 10/15/31                                                                                      13,532
    57,505             Government National Mortgage Association I,
                       6.5%, 10/15/31                                                                                      61,929
     2,738             Government National Mortgage Association I,
                       6.5%, 11/15/31                                                                                       2,948
    40,624             Government National Mortgage Association I,
                       6.5%, 11/15/31                                                                                      43,749
    17,073             Government National Mortgage Association I,
                       6.5%, 1/15/32                                                                                       18,386
    76,294             Government National Mortgage Association I,
                       6.5%, 1/15/32                                                                                       85,057
     7,714             Government National Mortgage Association I,
                       6.5%, 2/15/32                                                                                        8,352
    12,643             Government National Mortgage Association I,
                       6.5%, 2/15/32                                                                                       14,026
    15,092             Government National Mortgage Association I,
                       6.5%, 2/15/32                                                                                       17,275

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    18,958             Government National Mortgage Association I,
                       6.5%, 2/15/32                                                                               $       20,417
    27,511             Government National Mortgage Association I,
                       6.5%, 2/15/32                                                                                       31,372
     9,734             Government National Mortgage Association I,
                       6.5%, 3/15/32                                                                                       10,483
    73,613             Government National Mortgage Association I,
                       6.5%, 3/15/32                                                                                       80,392
     4,501             Government National Mortgage Association I,
                       6.5%, 4/15/32                                                                                        4,847
     8,385             Government National Mortgage Association I,
                       6.5%, 4/15/32                                                                                        9,119
     8,632             Government National Mortgage Association I,
                       6.5%, 4/15/32                                                                                        9,296
    52,489             Government National Mortgage Association I,
                       6.5%, 4/15/32                                                                                       58,922
     4,069             Government National Mortgage Association I,
                       6.5%, 5/15/32                                                                                        4,394
     5,110             Government National Mortgage Association I,
                       6.5%, 5/15/32                                                                                        5,504
     8,388             Government National Mortgage Association I,
                       6.5%, 5/15/32                                                                                        9,408
     8,844             Government National Mortgage Association I,
                       6.5%, 5/15/32                                                                                        9,577
     9,524             Government National Mortgage Association I,
                       6.5%, 6/15/32                                                                                       10,257
     9,529             Government National Mortgage Association I,
                       6.5%, 6/15/32                                                                                       10,375
    12,106             Government National Mortgage Association I,
                       6.5%, 6/15/32                                                                                       13,037
     8,237             Government National Mortgage Association I,
                       6.5%, 7/15/32                                                                                        8,870
     9,362             Government National Mortgage Association I,
                       6.5%, 7/15/32                                                                                       10,082
    99,902             Government National Mortgage Association I,
                       6.5%, 7/15/32                                                                                      114,617
     3,545             Government National Mortgage Association I,
                       6.5%, 8/15/32                                                                                        3,820
    28,398             Government National Mortgage Association I,
                       6.5%, 8/15/32                                                                                       32,489
    41,062             Government National Mortgage Association I,
                       6.5%, 8/15/32                                                                                       44,699
    14,708             Government National Mortgage Association I,
                       6.5%, 9/15/32                                                                                       16,411
    36,436             Government National Mortgage Association I,
                       6.5%, 9/15/32                                                                                       39,736
    38,809             Government National Mortgage Association I,
                       6.5%, 9/15/32                                                                                       42,201

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 79

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    39,189             Government National Mortgage Association I,
                       6.5%, 10/15/32                                                                              $       42,204
    39,910             Government National Mortgage Association I,
                       6.5%, 11/15/32                                                                                      45,471
   243,438             Government National Mortgage Association I,
                       6.5%, 12/15/32                                                                                     278,612
     2,586             Government National Mortgage Association I,
                       6.5%, 1/15/33                                                                                        2,904
   262,191             Government National Mortgage Association I,
                       6.5%, 1/15/33                                                                                      299,792
    28,844             Government National Mortgage Association I,
                       6.5%, 5/15/33                                                                                       31,063
     1,527             Government National Mortgage Association I,
                       6.5%, 10/15/33                                                                                       1,653
     3,391             Government National Mortgage Association I,
                       6.5%, 2/15/34                                                                                        3,652
   104,695             Government National Mortgage Association I,
                       6.5%, 6/15/34                                                                                      113,066
     3,790             Government National Mortgage Association I,
                       6.5%, 9/15/34                                                                                        4,081
    38,000             Government National Mortgage Association I,
                       6.5%, 4/15/35                                                                                       40,924
     6,112             Government National Mortgage Association I,
                       6.5%, 6/15/35                                                                                        6,582
    17,173             Government National Mortgage Association I,
                       6.5%, 7/15/35                                                                                       18,494
    61,033             Government National Mortgage Association I,
                       6.5%, 7/15/35                                                                                       65,728
     1,906             Government National Mortgage Association I,
                       6.75%, 4/15/26                                                                                       2,052
    12,240             Government National Mortgage Association I,
                       7.0%, 8/15/23                                                                                       12,702
    39,931             Government National Mortgage Association I,
                       7.0%, 9/15/24                                                                                       42,793
    15,276             Government National Mortgage Association I,
                       7.0%, 7/15/25                                                                                       16,244
     5,808             Government National Mortgage Association I,
                       7.0%, 11/15/26                                                                                       6,345
    14,138             Government National Mortgage Association I,
                       7.0%, 6/15/27                                                                                       15,594
    15,702             Government National Mortgage Association I,
                       7.0%, 1/15/28                                                                                       16,831
    12,780             Government National Mortgage Association I,
                       7.0%, 2/15/28                                                                                       13,569
    11,502             Government National Mortgage Association I,
                       7.0%, 3/15/28                                                                                       11,666

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
     4,803             Government National Mortgage Association I,
                       7.0%, 4/15/28                                                                               $        4,834
    11,552             Government National Mortgage Association I,
                       7.0%, 7/15/28                                                                                       12,439
       977             Government National Mortgage Association I,
                       7.0%, 8/15/28                                                                                        1,066
    11,883             Government National Mortgage Association I,
                       7.0%, 11/15/28                                                                                      13,446
    33,804             Government National Mortgage Association I,
                       7.0%, 11/15/28                                                                                      37,916
    20,483             Government National Mortgage Association I,
                       7.0%, 4/15/29                                                                                       20,881
    22,955             Government National Mortgage Association I,
                       7.0%, 4/15/29                                                                                       24,318
    21,036             Government National Mortgage Association I,
                       7.0%, 5/15/29                                                                                       21,311
     3,251             Government National Mortgage Association I,
                       7.0%, 6/15/29                                                                                        3,254
     8,016             Government National Mortgage Association I,
                       7.0%, 7/15/29                                                                                        8,770
    40,721             Government National Mortgage Association I,
                       7.0%, 11/15/29                                                                                      43,916
     1,839             Government National Mortgage Association I,
                       7.0%, 12/15/30                                                                                       1,862
     5,936             Government National Mortgage Association I,
                       7.0%, 12/15/30                                                                                       6,118
    27,024             Government National Mortgage Association I,
                       7.0%, 12/15/30                                                                                      30,785
    35,638             Government National Mortgage Association I,
                       7.0%, 12/15/30                                                                                      35,987
    39,890             Government National Mortgage Association I,
                       7.0%, 1/15/31                                                                                       40,192
     4,938             Government National Mortgage Association I,
                       7.0%, 3/15/31                                                                                        5,001
    20,464             Government National Mortgage Association I,
                       7.0%, 6/15/31                                                                                       23,571
     2,461             Government National Mortgage Association I,
                       7.0%, 7/15/31                                                                                        2,842
   111,362             Government National Mortgage Association I,
                       7.0%, 8/15/31                                                                                      127,634
    11,078             Government National Mortgage Association I,
                       7.0%, 9/15/31                                                                                       11,446
    28,156             Government National Mortgage Association I,
                       7.0%, 9/15/31                                                                                       30,650
     7,610             Government National Mortgage Association I,
                       7.0%, 11/15/31                                                                                       7,853
    47,150             Government National Mortgage Association I,
                       7.0%, 3/15/32                                                                                       51,229

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 81

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    41,875             Government National Mortgage Association I,
                       7.0%, 4/15/32                                                                               $       45,840
    70,384             Government National Mortgage Association I,
                       7.0%, 5/15/32                                                                                       81,599
     5,408             Government National Mortgage Association I,
                       7.5%, 3/15/23                                                                                        5,611
    22,031             Government National Mortgage Association I,
                       7.5%, 10/15/23                                                                                      23,164
     1,196             Government National Mortgage Association I,
                       7.5%, 6/15/24                                                                                        1,209
     8,203             Government National Mortgage Association I,
                       7.5%, 8/15/25                                                                                        8,274
     3,602             Government National Mortgage Association I,
                       7.5%, 9/15/25                                                                                        3,823
     3,347             Government National Mortgage Association I,
                       7.5%, 12/15/25                                                                                       3,399
       554             Government National Mortgage Association I,
                       7.5%, 2/15/26                                                                                          555
     9,248             Government National Mortgage Association I,
                       7.5%, 2/15/27                                                                                        9,890
    25,033             Government National Mortgage Association I,
                       7.5%, 3/15/27                                                                                       28,386
    34,788             Government National Mortgage Association I,
                       7.5%, 10/15/27                                                                                      37,847
    14,173             Government National Mortgage Association I,
                       7.5%, 6/15/29                                                                                       15,412
     2,520             Government National Mortgage Association I,
                       7.5%, 8/15/29                                                                                        2,546
     7,576             Government National Mortgage Association I,
                       7.5%, 8/15/29                                                                                        7,636
    15,607             Government National Mortgage Association I,
                       7.5%, 9/15/29                                                                                       15,627
     5,395             Government National Mortgage Association I,
                       7.5%, 10/15/29                                                                                       5,526
     7,570             Government National Mortgage Association I,
                       7.5%, 10/15/29                                                                                       8,242
    13,366             Government National Mortgage Association I,
                       7.5%, 2/15/31                                                                                       13,470
    14,776             Government National Mortgage Association I,
                       7.5%, 2/15/31                                                                                       15,092
     6,688             Government National Mortgage Association I,
                       7.5%, 3/15/31                                                                                        6,821
    40,919             Government National Mortgage Association I,
                       7.5%, 12/15/31                                                                                      42,204
     2,048             Government National Mortgage Association I,
                       7.75%, 2/15/30                                                                                       2,068
     1,330             Government National Mortgage Association I,
                       8.25%, 5/15/20                                                                                       1,331

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
     1,028             Government National Mortgage Association I,
                       8.5%, 8/15/21                                                                               $        1,030
       120             Government National Mortgage Association I,
                       9.0%, 12/15/19                                                                                         120
        54             Government National Mortgage Association I,
                       9.0%, 1/15/20                                                                                           54
        84             Government National Mortgage Association I,
                       9.0%, 9/15/21                                                                                           85
     1,320             Government National Mortgage Association I,
                       9.0%, 6/15/22                                                                                        1,335
   592,085             Government National Mortgage Association II,
                       3.5%, 3/20/45                                                                                      596,149
   499,654             Government National Mortgage Association II,
                       3.5%, 4/20/45                                                                                      503,292
   844,315             Government National Mortgage Association II,
                       3.5%, 4/20/45                                                                                      850,529
 1,119,917             Government National Mortgage Association II,
                       3.5%, 4/20/45                                                                                    1,126,889
 1,447,698             Government National Mortgage Association II,
                       3.5%, 3/20/46                                                                                    1,461,003
 6,453,006             Government National Mortgage Association II,
                       4.0%, 7/20/44                                                                                    6,656,797
   174,498             Government National Mortgage Association II,
                       4.0%, 9/20/44                                                                                      180,008
 1,506,423             Government National Mortgage Association II,
                       4.0%, 10/20/44                                                                                   1,547,960
 5,938,623             Government National Mortgage Association II,
                       4.0%, 10/20/46                                                                                   6,104,067
 2,040,684             Government National Mortgage Association II,
                       4.0%, 2/20/48                                                                                    2,102,193
 2,046,943             Government National Mortgage Association II,
                       4.0%, 4/20/48                                                                                    2,108,645
11,385,000             Government National Mortgage Association II,
                       4.0%, 1/1/49 (TBA)                                                                              11,657,173
    54,558             Government National Mortgage Association II,
                       4.5%, 12/20/34                                                                                      56,833
   209,032             Government National Mortgage Association II,
                       4.5%, 1/20/35                                                                                      217,800
    33,752             Government National Mortgage Association II,
                       4.5%, 3/20/35                                                                                       35,217
 1,009,169             Government National Mortgage Association II,
                       4.5%, 9/20/41                                                                                    1,058,765
 5,240,537             Government National Mortgage Association II,
                       4.5%, 9/20/44                                                                                    5,405,924
 1,482,450             Government National Mortgage Association II,
                       4.5%, 10/20/44                                                                                   1,554,419
 3,120,732             Government National Mortgage Association II,
                       4.5%, 11/20/44                                                                                   3,272,458

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 83

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
 8,143,455             Government National Mortgage Association II,
                       4.5%, 2/20/48                                                                               $    8,450,536
       341             Government National Mortgage Association II,
                       5.0%, 2/20/19                                                                                          348
     3,537             Government National Mortgage Association II,
                       5.0%, 1/20/20                                                                                        3,652
    14,651             Government National Mortgage Association II,
                       5.5%, 10/20/19                                                                                      14,659
   148,006             Government National Mortgage Association II,
                       5.5%, 3/20/34                                                                                      158,108
   127,560             Government National Mortgage Association II,
                       5.5%, 4/20/34                                                                                      136,237
    89,432             Government National Mortgage Association II,
                       5.5%, 10/20/37                                                                                      94,484
   137,292             Government National Mortgage Association II,
                       5.75%, 6/20/33                                                                                     144,663
    23,229             Government National Mortgage Association II,
                       5.9%, 1/20/28                                                                                       24,559
    58,653             Government National Mortgage Association II,
                       5.9%, 7/20/28                                                                                       61,562
     2,074             Government National Mortgage Association II,
                       6.0%, 7/20/19                                                                                        2,074
    14,073             Government National Mortgage Association II,
                       6.0%, 10/20/31                                                                                      15,235
    68,070             Government National Mortgage Association II,
                       6.0%, 1/20/33                                                                                       75,452
    74,753             Government National Mortgage Association II,
                       6.0%, 10/20/33                                                                                      81,039
    42,677             Government National Mortgage Association II,
                       6.0%, 6/20/34                                                                                       46,280
    45,048             Government National Mortgage Association II,
                       6.45%, 7/20/32                                                                                      47,719
    78,877             Government National Mortgage Association II,
                       6.45%, 1/20/33                                                                                      83,552
    15,290             Government National Mortgage Association II,
                       6.5%, 1/20/24                                                                                       15,878
    31,004             Government National Mortgage Association II,
                       6.5%, 8/20/28                                                                                       34,592
     1,482             Government National Mortgage Association II,
                       6.5%, 2/20/29                                                                                        1,671
       592             Government National Mortgage Association II,
                       6.5%, 3/20/29                                                                                          664
    18,060             Government National Mortgage Association II,
                       6.5%, 4/20/29                                                                                       20,236
     9,799             Government National Mortgage Association II,
                       6.5%, 4/20/31                                                                                       11,161
     6,948             Government National Mortgage Association II,
                       6.5%, 6/20/31                                                                                        7,924

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Semiannual Report | 12/31/18

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
    33,748             Government National Mortgage Association II,
                       6.5%, 10/20/32                                                                              $       38,494
    43,523             Government National Mortgage Association II,
                       6.5%, 3/20/34                                                                                       49,984
     5,170             Government National Mortgage Association II,
                       7.0%, 5/20/26                                                                                        5,734
    13,634             Government National Mortgage Association II,
                       7.0%, 8/20/27                                                                                       15,278
    15,134             Government National Mortgage Association II,
                       7.0%, 6/20/28                                                                                       17,118
    49,880             Government National Mortgage Association II,
                       7.0%, 11/20/28                                                                                      56,455
    52,050             Government National Mortgage Association II,
                       7.0%, 1/20/29                                                                                       59,029
     5,040             Government National Mortgage Association II,
                       7.0%, 2/20/29                                                                                        5,715
     1,482             Government National Mortgage Association II,
                       7.0%, 12/20/30                                                                                       1,690
     7,836             Government National Mortgage Association II,
                       7.0%, 1/20/31                                                                                        9,072
     3,821             Government National Mortgage Association II,
                       7.0%, 3/20/31                                                                                        4,406
    20,900             Government National Mortgage Association II,
                       7.0%, 7/20/31                                                                                       24,281
     8,333             Government National Mortgage Association II,
                       7.0%, 11/20/31                                                                                       9,675
     8,701             Government National Mortgage Association II,
                       7.5%, 5/20/30                                                                                       10,230
     2,601             Government National Mortgage Association II,
                       7.5%, 6/20/30                                                                                        3,000
     6,413             Government National Mortgage Association II,
                       7.5%, 7/20/30                                                                                        7,169
     9,362             Government National Mortgage Association II,
                       7.5%, 8/20/30                                                                                       11,083
     4,605             Government National Mortgage Association II,
                       7.5%, 12/20/30                                                                                       5,410
        15             Government National Mortgage Association II,
                       8.0%, 5/20/25                                                                                           16
       271             Government National Mortgage Association II,
                       9.0%, 9/20/21                                                                                          271
     1,597             Government National Mortgage Association II,
                       9.0%, 3/20/22                                                                                        1,600
       219             Government National Mortgage Association II,
                       9.0%, 4/20/22                                                                                          219
     1,955             Government National Mortgage Association II,
                       9.0%, 11/20/24                                                                                       1,959
   648,043             Tennessee Valley Authority, 4.929%, 1/15/21                                                        663,785

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 85

---------------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                            Value
---------------------------------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AND AGENCY
                       OBLIGATIONS -- (continued)
14,000,000             U.S. Treasury Bonds, 3.125%, 5/15/48                                                        $   14,265,781
65,658,857             U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                           58,699,703
63,238,978             U.S. Treasury Inflation Indexed Bonds,
                       0.875%, 2/15/47                                                                                 58,047,288
74,949,738             U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                            71,050,010
63,452,813             U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                            60,130,628
45,000,000             U.S. Treasury Notes, 2.5%, 6/30/20                                                              44,964,844
12,430,000             U.S. Treasury Notes, 2.875%, 5/15/28                                                            12,620,819
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                       (Cost $1,513,038,980)                                                                       $1,467,134,872
---------------------------------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS IN UNAFFILIATED
                       ISSUERS -- 99.7%
                       (Cost $5,023,113,368)                                                                       $4,903,586,259
---------------------------------------------------------------------------------------------------------------------------------
                       OTHER ASSETS AND LIABILITIES -- 0.3%                                                        $   14,382,282
---------------------------------------------------------------------------------------------------------------------------------
                       NET ASSETS -- 100.0%                                                                        $4,917,968,541
=================================================================================================================================

bps         Basis Points.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB       Freddie Mac Multifamily Small Balance Certificates.

ICE         Intercontinental Exchange.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(TBA)       "To Be Announced" Securities.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2018, the value of these securities amounted to $1,687,177,161, or 34.3% of net assets.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

(a)         Security is perpetual in nature and has no stated maturity date.

(b) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2018.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Semiannual Report | 12/31/18

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2018.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g)         Rate to be determined.

(h)         Consists of Revenue Bonds unless otherwise indicated.

(i)         Represents a General Obligation Bond.

(j) This term loan will settle after December 31, 2018, at which time the interest rate will be determined.

(k)         Securities are restricted as to resale.

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

-----------------------------------------------------------------------------------------------
Number of
Contracts                     Expiration     Notional                          Unrealized
Long          Description     Date           Amount           Market Value     Appreciation
-----------------------------------------------------------------------------------------------
1,062         U.S. 2 Year     3/29/19        $223,948,861     $225,475,875     $ 1,527,014
              Note (CBT)
4,484         U.S. 5 Year     3/29/19         505,569,844      514,258,750       8,688,906
              Note (CBT)
-----------------------------------------------------------------------------------------------
                                             $729,518,705     $739,734,625     $10,215,920
===============================================================================================

-----------------------------------------------------------------------------------------------
Number of
Contracts                     Expiration     Notional                          Unrealized
Short         Description     Date           Amount           Market Value     Depreciation
-----------------------------------------------------------------------------------------------
1,548         U.S. 10 Year    3/20/19        $184,241,543     $188,880,187     $ (4,638,644)
              Note (CBT)
2,381         U.S. 10 Year    3/20/19         302,066,552      309,716,016       (7,649,464)
              Ultra
  442         U.S. Long       3/20/19          61,531,909       64,532,000       (3,000,091)
              Bond (CBT)
  129         U.S. Ultra      3/20/19          19,637,617       20,724,656       (1,087,039)
              Bond (CBT)
-----------------------------------------------------------------------------------------------
                                             $567,477,621     $583,852,859     $(16,375,238)
-----------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                      $162,041,084     $155,881,766     $ (6,159,318)
===============================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------------
                  Obligation                            Annual
Notional          Reference/             Pay/           Fixed      Expiration     Premiums     Unrealized       Market
Amount ($)(1)     Index                  Receive(2)     Rate       Date           Paid         Appreciation     Value
--------------------------------------------------------------------------------------------------------------------------
24,481,245        Markit CDX North
                  America High Yield
                  Index Series 31        Receive        5.00%      12/20/23       $378,970     $151,665         $530,635
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 87

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------------------------
                                     Obligation                    Annual
Notional                             Reference/     Pay/           Fixed      Expiration     Premiums       Unrealized      Market
Amount ($)(1)     Counterparty       Index          Receive(2)     Rate       Date           (Received)     Appreciation    Value
------------------------------------------------------------------------------------------------------------------------------------
 3,979,000        JPMorgan Chase     Simon          Receive        1.00%      6/20/22        $ (13,137)     $ 81,964        $ 68,827
                  Bank NA            Property
                                     Group LP
 2,851,000        JPMorgan Chase     Simon          Receive        1.00%      6/20/22          (8,072)        57,386          49,314
                  Bank NA            Property
                                     Group LP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS --
SELL PROTECTION                                                                              $(21,209)      $139,350        $118,141
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                                         $357,761       $291,015        $648,776
====================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2018, were as follows:

-----------------------------------------------------------------------------------------------------
                                                            Purchases               Sales
-----------------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                        $355,878,243            $296,559,938
Other Long-Term Securities                                  $841,595,856            $818,166,589

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended December 31, 2018, the Fund did not engaged in any cross trade activity.

At December 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,026,181,878 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                   $  33,770,978
        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                    (161,877,139)
                                                                                      -------------
        Net unrealized depreciation                                                   $(128,106,161)
                                                                                      =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Semiannual Report | 12/31/18

The following is a summary of the inputs used as of December 31, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------------------------------------
                                             Level 1          Level 2              Level 3           Total
-------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks                 $26,615,862      $           --       $         --      $      26,615,862
Asset Backed Securities                               --         357,626,512                 --            357,626,512
Collateralized Mortgage
  Obligations                                         --       1,186,634,745                 --          1,186,634,745
Corporate Bonds                                       --       1,422,020,927                 --          1,422,020,927
Foreign Government Bonds                              --          16,414,264                 --             16,414,264
Insurance-Linked Securities
  Catastrophe Linked Bonds
   Multiperil - U.S.                                  --          21,592,455          1,267,750             22,860,205
   Multiperil - Worldwide                             --           8,083,880          2,515,616             10,599,496
  Collateralized Reinsurance
   Earthquakes - California                           --                  --          7,499,360              7,499,360
   Hurricane - U.S.                                   --                  --             27,120                 27,120
   Multiperil - Massachusetts                         --                  --          4,970,892              4,970,892
   Multiperil - U.S.                                  --                  --            428,960                428,960
   Multiperil - U.S. Regional                         --                  --            976,000                976,000
   Multiperil - Worldwide                             --                  --         11,486,400             11,486,400
   Windstorm - Florida                                --                  --          2,029,262              2,029,262
   Windstorm - U.S. Regional                          --                  --          3,666,659              3,666,659
  Industry Loss Warranties
   Multiperil - U.S.                                  --                  --         10,222,572             10,222,572
  Reinsurance Sidecars
   Multiperil - U.S.                                  --                  --         11,719,782             11,719,782
   Multiperil - Worldwide                             --                  --         75,737,701             75,737,701
  All Other Insurance-Linked
   Securities                                         --          35,826,720                 --             35,826,720
Municipal Bonds                                       --         117,381,417                 --            117,381,417
Senior Secured Floating Rate
  Loan Interests                                      --         111,706,531                 --            111,706,531
U.S. Government and Agency
  Obligations                                         --       1,467,134,872                 --          1,467,134,872
-------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities              $26,615,862      $4,744,422,323       $132,548,074      $   4,903,586,259
-------------------------------------------------------------------------------------------------------------------------
Other Financial Instruments
  Net unrealized depreciation
   on futures contracts                      $(6,159,318)     $           --       $         --      $      (6,159,318)
  Swap contracts, at value                            --             648,776                 --                648,776
-------------------------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                      $(6,159,318)     $      648,776       $         --      $      (5,510,542)
=========================================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 89

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------
                                                                 Insurance-
                                                                 Linked
                                                                 Securities
------------------------------------------------------------------------------
Balance as of 6/30/18(a)                                         $107,644,478
Realized gain (loss)(1)                                               (16,150)
Change in unrealized appreciation (depreciation)(2)                (3,201,812)
Accrued discounts/premiums                                            (57,161)
Purchases                                                          45,830,328
Sales                                                             (17,651,609)
Transfers in to Level 3*                                                   --
Transfers out of Level 3*                                                  --
------------------------------------------------------------------------------
Balance as of 12/31/18                                           $132,548,074
==============================================================================

(a) Securities were classified as Corporate Bonds on the June 30, 2018 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
      Level 3 at December 31, 2018:                                                                             $(3,285,291)
                                                                                                                -----------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Semiannual Report | 12/31/18

Statement of Assets and Liabilities | 12/31/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,023,113,368)                       $4,903,586,259
  Futures collateral                                                                             4,670,150
  Swaps collateral                                                                               1,448,074
  To be announced securities collateral                                                            565,000
  Due from broker for futures                                                                    6,159,316
  Variation margin for swap contracts                                                               47,491
  Swap contracts, at value (net premiums paid $357,761)                                            648,776
  Receivables --
     Investment securities sold                                                                 78,548,070
     Fund shares sold                                                                           46,684,989
     Dividends                                                                                     202,583
     Interest                                                                                   26,089,329
  Other assets                                                                                     150,163
-----------------------------------------------------------------------------------------------------------
       Total assets                                                                         $5,068,800,200
===========================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                        $   80,876,225
     Fund shares repurchased                                                                    38,744,886
     Distributions                                                                               1,861,608
     Trustees' fees                                                                                  1,944
  Due to Custodian                                                                              19,483,266
  Due to broker for swaps                                                                          528,787
  Variation margin for futures contracts                                                           734,220
  Net unrealized depreciation on futures contracts                                               6,159,318
  Due to affiliates                                                                                329,651
  Accrued expenses                                                                               2,111,754
-----------------------------------------------------------------------------------------------------------
       Total liabilities                                                                    $  150,831,659
===========================================================================================================
NET ASSETS:
  Paid-in capital                                                                           $5,080,818,147
  Distributable earnings (loss)                                                               (162,849,606)
-----------------------------------------------------------------------------------------------------------
       Net assets                                                                           $4,917,968,541
===========================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $968,540,476/103,540,505 shares)                                        $         9.35
  Class C (based on $64,826,698/7,006,410 shares)                                           $         9.25
  Class K (based on $1,029,581,481/110,125,572 shares)                                      $         9.35
  Class R (based on $183,360,078/19,423,959 shares)                                         $         9.44
  Class Y (based on $2,671,659,808/288,285,721 shares)                                      $         9.27
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.35 net asset value per share/100%-4.50%
     maximum sales charge)                                                                  $         9.79
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 91

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 12/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                      $ 92,441,079
  Dividends from unaffiliated issuers                                        1,173,468
-----------------------------------------------------------------------------------------------------------------
       Total investment income                                                                      $ 93,614,547
=================================================================================================================
EXPENSES:
  Management fees                                                         $  8,635,377
  Administrative expense                                                       655,148
  Transfer agent fees
     Class A                                                                 1,277,542
     Class C                                                                    45,144
     Class K                                                                     2,597
     Class R                                                                   233,203
     Class Y                                                                 1,610,498
  Distribution fees
     Class A                                                                 1,311,273
     Class C                                                                   349,241
     Class R                                                                   460,664
  Shareowner communications expense                                             80,005
  Custodian fees                                                               122,069
  Registration fees                                                             97,996
  Professional fees                                                            155,951
  Printing expense                                                              22,830
  Pricing expense                                                              133,829
  Trustees' fees                                                               111,587
  Insurance expense                                                             31,647
  Miscellaneous                                                                 32,113
-----------------------------------------------------------------------------------------------------------------
       Total expenses                                                                               $ 15,368,714
       Less fees waived and expenses reimbursed
          by the Adviser                                                                                (290,627)
-----------------------------------------------------------------------------------------------------------------
       Net expenses                                                                                 $ 15,078,087
-----------------------------------------------------------------------------------------------------------------
          Net investment income                                                                     $ 78,536,460
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                  $(14,722,322)
     Futures contracts                                                         646,820
     Swap contracts                                                            750,239              $(13,325,263)
-----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                  $(23,801,892)
     Futures contracts                                                      (3,837,636)
     Swap contracts                                                             75,676
     Unfunded loan commitments                                                  (1,444)             $(27,565,296)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                            $(40,890,559)
-----------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                              $ 37,645,901
=================================================================================================================

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Semiannual Report | 12/31/18

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended
                                                                        12/31/18                 Year Ended
                                                                        (unaudited)              6/30/18
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                            $    78,536,460          $   143,173,744
Net realized gain (loss) on investments                                     (13,325,263)              10,923,996
Change in net unrealized appreciation (depreciation)
  on investments                                                            (27,565,296)            (140,359,697)
-----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations               $    37,645,901          $    13,738,043
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.16 and $0.28 per share, respectively)                     $   (17,672,235)         $   (32,824,981)*
  Class C ($0.13 and $0.20 per share, respectively)                            (919,554)              (1,902,820)*
  Class K ($0.18 and $0.31 per share, respectively)                         (19,553,604)             (27,240,137)*
  Class R ($0.15 and $0.25 per share, respectively)                          (2,910,046)              (4,692,437)*
  Class Y ($0.17 and $0.30 per share, respectively)                         (49,870,260)             (84,440,366)*
-----------------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                 $   (90,925,699)         $  (151,100,741)
-----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       $ 1,066,649,605          $ 1,964,162,519
Reinvestment of distributions                                                73,182,017              119,480,660
Cost of shares repurchased                                               (1,156,778,865)          (1,674,666,408)
-----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                         $   (16,947,243)         $   408,976,771
-----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                              $   (70,227,041)         $   271,614,073
NET ASSETS:**
Beginning of period                                                     $ 4,988,195,582          $ 4,716,581,509
-----------------------------------------------------------------------------------------------------------------
End of period                                                           $ 4,917,968,541          $ 4,988,195,582
=================================================================================================================

* For the year ended June 30, 2018, distributions to shareowners were presented as net investment income.

** For the year ended June 30, 2018, undistributed net investment income was presented as follows: $6,240,063.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 93

------------------------------------------------------------------------------------------------------------------
                                             Six Months       Six Months
                                             Ended            Ended
                                             12/31/18         12/31/18           Year Ended        Year Ended
                                             Shares           Amount             6/30/18           6/30/18
                                             (unaudited)      (unaudited)        Shares            Amount
------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                   13,511,206      $ 127,062,964        32,509,729      $  313,658,795
Reinvestment of distributions                  1,355,081         12,706,075         2,370,359          22,839,925
Less shares repurchased                      (25,679,887)      (240,932,617)      (39,650,187)       (381,172,700)
------------------------------------------------------------------------------------------------------------------
     Net decrease                            (10,813,600)     $(101,163,578)       (4,770,099)     $  (44,673,980)
==================================================================================================================
Class C
Shares sold                                      910,247      $   8,446,638         1,175,621      $   11,253,310
Reinvestment of distributions                     74,816            694,029           152,545           1,453,906
Less shares repurchased                       (2,462,080)       (22,901,406)       (2,897,968)        (27,587,924)
------------------------------------------------------------------------------------------------------------------
     Net decrease                             (1,477,017)     $ (13,760,739)       (1,569,802)     $  (14,880,708)
==================================================================================================================
Class K
Shares sold                                   45,291,489      $ 425,982,589        45,145,368      $  434,364,284
Reinvestment of distributions                  1,645,457         15,419,665         2,183,632          20,998,540
Less shares repurchased                      (36,230,111)      (340,166,485)      (22,716,260)       (217,864,913)
------------------------------------------------------------------------------------------------------------------
     Net increase                             10,706,835      $ 101,235,769        24,612,740      $  237,497,911
==================================================================================================================
Class R
Shares sold                                    2,434,501      $  23,143,935         6,423,616      $   62,506,249
Reinvestment of distributions                    282,331          2,671,266           411,975           4,003,314
Less shares repurchased                       (2,131,268)       (20,189,637)       (6,238,265)        (60,823,043)
------------------------------------------------------------------------------------------------------------------
     Net increase                                585,564      $   5,625,564           597,326      $    5,686,520
==================================================================================================================
Class Y
Shares sold                                   51,812,162      $ 482,013,479       119,625,124      $1,142,379,881
Reinvestment of distributions                  4,488,201         41,690,982         7,353,829          70,184,975
Less shares repurchased                      (57,265,923)      (532,588,720)     (103,621,965)       (987,217,828)
------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                    (965,560)     $  (8,884,259)       23,356,988      $  225,347,028
==================================================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Semiannual Report | 12/31/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended        Year          Year          Year          Year        Year
                                                        12/31/18     Ended         Ended         Ended         Ended       Ended
                                                        (unaudited)  6/30/18       6/30/17       6/30/16*      6/30/15*    6/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A

Net asset value, beginning of period                    $   9.45     $     9.71    $     9.76    $     9.68    $     9.88  $   9.67
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $   0.14(a)  $     0.26(a) $     0.25(a) $     0.25(a) $     0.27  $   0.35
  Net realized and unrealized gain (loss) on
  investments                                              (0.08)         (0.24)        (0.01)         0.12         (0.14)     0.24
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $   0.06     $     0.02    $     0.24    $     0.37    $     0.13  $   0.59
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                 $  (0.16)    $    (0.28)   $    (0.29)   $    (0.27)   $    (0.29) $  (0.38)
  Net realized gain                                           --             --            --         (0.02)        (0.04)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $  (0.16)    $    (0.28)   $    (0.29)   $    (0.29)   $    (0.33) $  (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.10)    $    (0.26)   $    (0.05)   $     0.08    $    (0.20) $   0.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   9.35     $     9.45    $     9.71    $     9.76    $     9.68  $   9.88
====================================================================================================================================
Total return (b)                                            0.66%(c)       0.14%         2.48%         3.93%         1.32%     6.19%
Ratio of net expenses to average net assets                 0.85%(d)       0.85%         0.85%         0.85%         0.85%     0.85%
Ratio of net investment income (loss) to average
  net assets                                                2.87%(d)       2.71%         2.60%         2.58%         2.68%     3.52%
Portfolio turnover rate                                       23%(c)         45%           44%           43%           81%       41%
Net assets, end of period (in thousands)                $968,540     $1,081,121    $1,156,940    $1,177,941    $1,044,659  $706,962
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                      0.90%(d)       0.96%         0.99%         0.98%         0.93%     1.00%
  Net investment income (loss) to average net assets        2.82%(d)       2.60%         2.46%         2.45%         2.60%     3.37%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 95

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year         Year       Year
                                                               12/31/18     Ended       Ended       Ended        Ended      Ended
                                                               (unaudited)  6/30/18     6/30/17     6/30/16*     6/30/15*   6/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.35      $  9.60     $  9.66     $   9.57     $   9.77   $  9.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $  0.10(a)   $  0.19(a)  $  0.18(a)  $   0.17(a)  $   0.19   $  0.26
  Net realized and unrealized gain (loss) on investments         (0.07)       (0.24)      (0.03)        0.14        (0.14)     0.23
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.03      $ (0.05)    $  0.15     $   0.31     $   0.05   $  0.49
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $ (0.13)     $ (0.20)    $ (0.21)    $  (0.20)    $  (0.21)  $ (0.29)
  Net realized gain                                                 --           --          --        (0.02)       (0.04)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.13)     $ (0.20)    $ (0.21)    $  (0.22)    $  (0.25)  $ (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.10)     $ (0.25)    $ (0.06)    $   0.09     $  (0.20)  $  0.20
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.25      $  9.35     $  9.60     $   9.66     $   9.57   $  9.77
====================================================================================================================================
Total return (b)                                                  0.27%(c)    (0.52)%      1.62%        3.28%        0.49%     5.20%
Ratio of net expenses to average net assets                       1.54%(d)     1.60%       1.59%        1.60%        1.63%     1.73%
Ratio of net investment income (loss) to average net assets       2.18%(d)     1.96%       1.84%        1.84%        1.89%     2.69%
Portfolio turnover rate                                             23%(c)       45%         44%          43%          81%       41%
Net assets, end of period (in thousands)                       $64,827      $79,308     $96,547     $134,299     $114,222   $73,224
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Semiannual Report | 12/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended          Year        Year        Year        Year      Year
                                                               12/31/18       Ended       Ended       Ended       Ended     Ended
                                                               (unaudited)    6/30/18     6/30/17     6/30/16*    6/30/15*  6/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                           $     9.45     $   9.71    $   9.76    $   9.68    $   9.87  $ 9.67
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $     0.16(a)  $   0.30(a) $   0.29(a) $   0.29(a) $   0.30  $ 0.40
  Net realized and unrealized gain (loss) on investments            (0.08)       (0.25)      (0.01)       0.12       (0.13)   0.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $     0.08     $   0.05    $   0.28    $   0.41    $   0.17  $ 0.60
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $    (0.18)    $  (0.31)   $  (0.33)   $  (0.31)   $  (0.32) $(0.40)
  Net realized gain                                                    --           --          --       (0.02)      (0.04)     --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $    (0.18)    $  (0.31)   $  (0.33)   $  (0.33)   $  (0.36) $(0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $    (0.10)    $  (0.26)   $  (0.05)   $   0.08    $  (0.19) $ 0.20
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     9.35     $   9.45    $   9.71    $   9.76    $   9.68  $ 9.87
====================================================================================================================================
Total return (b)                                                     0.87%(c)     0.54%       2.87%       4.32%       1.80%   6.37%
Ratio of net expenses to average net assets                          0.40%(d)     0.46%       0.47%       0.47%       0.47%   0.56%
Ratio of net investment income (loss) to average net assets          3.32%(d)     3.11%       3.01%       2.98%       3.03%   3.59%
Portfolio turnover rate                                                23%(c)       45%         44%         43%         81%     41%
Net assets, end of period (in thousands)                       $1,029,581     $939,272    $726,063    $340,096    $179,135  $4,398
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 97

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year        Year        Year        Year      Year
                                                                 12/31/18     Ended       Ended       Ended       Ended     Ended
                                                                 (unaudited)  6/30/18     6/30/17     6/30/16*    6/30/15*  6/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                             $   9.54     $   9.80    $   9.85    $   9.77    $   9.97  $  9.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $   0.13(a)  $   0.24(a) $   0.23(a) $   0.23(a) $   0.25  $  0.32
  Net realized and unrealized gain (loss) on investments            (0.08)       (0.25)      (0.01)       0.12       (0.15)    0.23
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.05     $  (0.01)   $   0.22    $   0.35    $   0.10  $  0.55
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $  (0.15)    $  (0.25)   $  (0.27)   $  (0.25)   $  (0.26) $ (0.34)
  Net realized gain                                                    --           --          --       (0.02)      (0.04)      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.15)    $  (0.25)   $  (0.27)   $  (0.27)   $  (0.30) $ (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.10)    $  (0.26)   $  (0.05)   $   0.08    $  (0.20) $  0.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.44     $   9.54    $   9.80    $   9.85    $   9.77  $  9.97
====================================================================================================================================
Total return (b)                                                     0.55%(c)    (0.08)%      2.23%       3.66%       1.06%    5.75%
Ratio of net expenses to average net assets                          1.10%(d)     1.10%       1.10%       1.10%       1.10%    1.25%
Ratio of net investment income (loss) to average net assets          2.63%(d)     2.46%       2.35%       2.33%       2.43%    3.12%
Portfolio turnover rate                                                23%(c)       45%         44%         43%         81%      41%
Net assets, end of period (in thousands)                         $183,360     $179,729    $178,770    $156,110    $116,815  $48,264
Ratios with no waiver of fees and assumption of expense by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.15%(d)     1.21%       1.24%       1.21%       1.21%    1.32%
  Net investment income (loss) to average net assets                 2.58%(d)     2.35%       2.21%       2.22%       2.32%    3.05%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Semiannual Report | 12/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year          Year          Year          Year        Year
                                                      12/31/18       Ended         Ended         Ended         Ended       Ended
                                                      (unaudited)    6/30/18       6/30/17       6/30/16*      6/30/15*    6/30/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y

Net asset value, beginning of period                  $     9.36     $     9.62    $     9.67    $     9.59    $     9.79  $   9.58
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $     0.15(a)  $     0.28(a) $     0.28(a) $     0.27(a) $     0.30  $   0.36
  Net realized and unrealized gain (loss)
  on investments                                           (0.07)         (0.24)        (0.02)         0.12         (0.15)     0.24
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $     0.08     $     0.04    $     0.26    $     0.39    $     0.15  $   0.60
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                               $    (0.17)    $    (0.30)   $    (0.31)   $    (0.29)   $    (0.31) $  (0.39)
  Net realized gain                                           --             --            --         (0.02)        (0.04)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $    (0.17)    $    (0.30)   $    (0.31)   $    (0.31)   $    (0.35) $  (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $    (0.09)    $    (0.26)   $    (0.05)   $     0.08    $    (0.20) $   0.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $     9.27     $     9.36    $     9.62    $     9.67    $     9.59  $   9.79
====================================================================================================================================
Total return (b)                                            0.91%(c)       0.40%         2.76%         4.22%         1.59%     6.41%
Ratio of net expenses to average net assets                 0.52%(d)       0.58%         0.58%         0.58%         0.58%     0.66%
Ratio of net investment income (loss) to average
  net assets                                                3.20%(d)       2.98%         2.87%         2.85%         2.95%     3.72%
Portfolio turnover rate                                       23%(c)         45%           44%           43%           81%       41%
Net assets, end of period (in thousands)              $2,671,660     $2,708,766    $2,558,262    $2,136,681    $1,644,161  $871,801
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses to average net assets                      0.52%(d)       0.58%         0.59%         0.59%         0.58%     0.66%
  Net investment income (loss) to average
  net assets                                                3.20%(d)       2.98%         2.86%         2.84%         2.95%     3.72%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/18 99

Notes to Financial Statements | 12/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class T shares had not commenced operations as of December 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

100 Pioneer Bond Fund | Semiannual Report | 12/31/18 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 101 prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

102 Pioneer Bond Fund | Semiannual Report | 12/31/18

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 103 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $151,100,741
      --------------------------------------------------------------------------
          Total                                                    $151,100,741
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at June 30, 2018:

      --------------------------------------------------------------------------
                                                                          2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                               $  13,924,346
      Capital Loss Carryforward                                     (14,858,738)
      Capital Loss Carryforward Limited                                (676,688)
      Current year dividends payable                                 (2,499,401)
      Net unrealized depreciation                                  (105,459,327)
      --------------------------------------------------------------------------
          Total                                                   $(109,569,808)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and the mark-to-market of futures and swap contracts.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $15,873 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2018.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

104 Pioneer Bond Fund | Semiannual Report | 12/31/18

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 105

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges, or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an

106 Pioneer Bond Fund | Semiannual Report | 12/31/18 insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 107 held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of December 31, 2018, the Fund had no open repurchase agreements.

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the six months ended December 31, 2018, was $196,900,913. Open futures contracts outstanding at December 31, 2018 are listed in the Schedule of Investments.

108 Pioneer Bond Fund | Semiannual Report | 12/31/18

J.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 109 instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended December 31, 2018 was $(4,520,924). Open credit default swap contracts at December 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund's average daily net assets, 0.30% of the next $1 billion of the Fund's average daily net assets, 0.25% of the next $8 billion of the Fund's average daily net assets, and 0.225% of the Fund's average daily net assets over $10 billion. The fee is accrued daily and paid monthly. Prior to October 1, 2018, the management fee was calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended December 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.34% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85%, 1.10%, and 0.58% of the average daily net assets

110 Pioneer Bond Fund | Semiannual Report | 12/31/18 attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $274,702 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended December 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                 $26,242
Class C                                                                   2,632
Class K                                                                   7,961
Class R                                                                     725
Class Y                                                                  42,445
--------------------------------------------------------------------------------
 Total                                                                  $80,005
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 111
maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,949 in distribution fees payable to the Distributor at December 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended December 31, 2018, CDSCs in the amount of $2,891 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Prior to August 1, 2018 the credit facility was in the amount of $195 million. Effective August 1, 2018 the Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in

112 Pioneer Bond Fund | Semiannual Report | 12/31/18 a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2018, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 113

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of December 31, 2018.

-------------------------------------------------------------------------------------------------------------------
                    Derivative Assets          Derivatives       Non-Cash         Cash             Net Amount
                    Subject to Master          Available for     Collateral       Collateral       of Derivative
Counterparty        Netting Agreement          Offset            Received (a)     Received (a)     Assets (b)
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA            $139,350                   $ --              $ --             $ --             $139,350
-------------------------------------------------------------------------------------------------------------------
  Total             $139,350                   $ --              $ --             $ --             $139,350
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                    Derivative Liabilities     Derivatives       Non-Cash         Cash             Net Amount
                    Subject to Master          Available for     Collateral       Collateral       of Derivative
Counterparty        Netting Agreement          Offset            Pledged (a)      Pledged (a)      Liabilities (c)
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA            $ --                       $ --              $ --             $ --             $ --
-------------------------------------------------------------------------------------------------------------------
  Total             $ --                       $ --              $ --             $ --             $ --
===================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

114 Pioneer Bond Fund | Semiannual Report | 12/31/18

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2018 was as follows:

------------------------------------------------------------------------------------------------------------
                                                                     Foreign
Statement of Assets                 Interest          Credit         Exchange        Equity       Commodity
and Liabilities                     Rate Risk         Risk           Rate Risk       Risk         Risk
------------------------------------------------------------------------------------------------------------
Assets:
 Swap contracts,
  at value                          $        --       $648,776       $ --            $ --         $ --
------------------------------------------------------------------------------------------------------------
  Total Value                       $        --       $648,776       $ --            $ --         $ --
============================================================================================================
Liabilities:
 Net unrealized
  depreciation on
  futures contracts                  (6,159,318)      $     --         --              --           --
------------------------------------------------------------------------------------------------------------
  Total Value                       $(6,159,318)      $     --       $ --            $ --         $ --
============================================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2018 was as follows:

------------------------------------------------------------------------------------------------------------
                                                                     Foreign
                                    Interest          Credit         Exchange        Equity       Commodity
Statement of Operations             Rate Risk         Risk           Rate Risk       Risk         Risk
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Futures contracts                  $   646,820       $     --       $ --            $ --         $ --
 Swap contracts                              --        750,239         --              --           --
------------------------------------------------------------------------------------------------------------
  Total Value                       $   646,820       $750,239       $ --            $ --         $ --
============================================================================================================
Change in net
unrealized appreciation
(depreciation) on:
 Futures contracts                  $(3,837,636)      $     --       $ --            $ --         $ --
 Swap contracts                              --         75,676         --              --           --
------------------------------------------------------------------------------------------------------------
  Total Value                       $(3,837,636)      $ 75,676       $ --            $ --         $ --
============================================================================================================

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 115

ADDITIONAL INFORMATION (unaudited)

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

116 Pioneer Bond Fund | Semiannual Report | 12/31/18 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 117

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Bond Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

118 Pioneer Bond Fund | Semiannual Report | 12/31/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 119

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered breakpoints that would be added to the Fund's management fee schedule, effective October 1, 2018. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund,

120 Pioneer Bond Fund | Semiannual Report | 12/31/18

APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 121

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

122 Pioneer Bond Fund | Semiannual Report | 12/31/18

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                            Pioneer Bond Fund | Semiannual Report | 12/31/18 123

                          This page is for your notes.

124 Pioneer Bond Fund | Semiannual Report | 12/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 18633-13-0219



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 5, 2019

* Print the name and title of each signing officer under his or her signature.